Exhibit 10.1 1 FIRST AMENDMENT TO CREDIT AGREEMENT This First Amendment to Credit Agreement (this “Amendment”) dated and effective as of April 4, 2025 (the “First Amendment Effective Date”) by and among SPROUT SOCIAL, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto, as Guarantors, the several banks and other financial institutions or entities party hereto (the “Lenders”), MUFG BANK, LTD. (“MUFG”), as the Issuing Bank and the Swingline Lender, and MUFG, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successors and assigns in such capacities, the “Administrative Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Administrative Agent, the Issuing Bank and the Swingline Lender are parties to that certain Credit Agreement dated as of August 1, 2023 (as the same may be amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to modify and amend certain terms and conditions of the Credit Agreement to, among other things, extend the Revolving Termination Date, in each case subject to the terms and conditions of this Amendment. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement or in the other Loan Documents, as applicable. 2. Amendments to the Credit Agreement. (a) The Credit Agreement (excluding any Exhibits or Schedules thereto, which shall remain in full force and effect unless expressly amended pursuant to this Amendment) and Schedule 1.1A thereto are hereby amended as set forth in Exhibit A attached hereto such that all of the newly inserted double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted in the text of the Credit Agreement, and all of the deleted stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) shall be deemed to be deleted from the text of the Credit Agreement. (b) Amendment to Exhibit A to Credit Agreement. The Form of Compliance Certificate attached to the Credit Agreement as Exhibit A is hereby deleted in its entirety and replaced with Exhibit B hereto. 3. Conditions Precedent to Effectiveness. This Amendment shall become effective upon the following conditions precedent having been fulfilled or waived prior to or concurrently herewith, each to the reasonable satisfaction of the Administrative Agent: (a) This Amendment shall have been duly executed and delivered by each of the Loan Parties, the Administrative Agent and the Lenders, and the Administrative Agent shall have received a fully executed copy hereof.

2 (b) No Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this Amendment. (c) After giving effect to this Amendment, each of the representations and warranties made by each of the Loan Parties in or pursuant to the Credit Agreement (as amended by this Amendment) or any other Loan Document (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date. (d) The Administrative Agent shall have received all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto as set forth in Section 9.5 of the Credit Agreement, in each case to the extent invoiced to the Borrower on or prior to the date hereof. (e) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the First Amendment Effective Date and executed by the Secretary, Managing Member or equivalent officer of such Loan Party, substantially in the form of Exhibit B to the Credit Agreement, with appropriate insertions and attachments, including (A) the Operating Documents of such Loan Party certified, in the case of formation documents, as of a recent date by the secretary of state or similar official of the relevant jurisdiction of organization of such Loan Party, (B) the relevant board resolutions or written consents of such Loan Party adopted by such Loan Party for the purposes of authorizing such Loan Party to enter into and perform the Loan Documents to which such Loan Party is party and (C) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents to execute Loan Documents on behalf of such Loan Party, (ii) a long form good standing certificate for each Loan Party from its respective jurisdiction of organization, and (iii) a certificate of foreign qualification from each jurisdiction where the failure of any Loan Party to be qualified could reasonably be expected to have a Material Adverse Effect. (f) The Administrative Agent shall have received a certificate signed by a Responsible Officer, dated as of the First Amendment Effective Date and in form and substance reasonably satisfactory to it, certifying (A) that the conditions specified in Sections 3(b) and (c) hereto have been satisfied, and (B) that there has been no event or circumstance since December 31, 2022, that has had or that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (g) The Administrative Agent shall have received the results of recent lien, judgment and litigation searches reasonably required by the Administrative Agent, and such searches shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.3 of the Credit Agreement. (h) The Administrative Agent shall have received the executed legal opinion of Cooley LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

3 (i) The Administrative Agent shall have received a Solvency Certificate from the chief financial officer or treasurer of the Borrower with respect to the Loan Parties, taken as a whole. (j) There shall not have occurred since December 31, 2022 any event or condition that has had or could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. (k) The Administrative Agent shall have received an updated Collateral Information Certificate, executed and delivered by a Responsible Officer. (l) The Administrative Agent and each Lender shall have received, prior to the First Amendment Effective Date, (i) all documentation and other information requested to comply with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and (ii) a Beneficial Ownership Certification in relation to each Group Member that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation. 4. Post-Closing. On or prior to the date that is 30 days after the First Amendment Effective Date (or such later date as the Administrative Agent shall agree in its sole discretion), the Borrower shall deliver to the Administrative Agent: (a) duly executed Control Agreements, in form and substance reasonably satisfactory to the Administrative Agent, for the Loan Parties’ Deposit Accounts that are not (i) Excluded Accounts or (ii) maintained with the Administrative Agent, in each case, to the extent such Deposit Accounts are not subject to Control Agreements in favor of the Administrative Agent as of the First Amendment Effective Date; and (b) the original certificates representing the shares of Capital Stock of Sprout Social Australia Pty Ltd pledged pursuant to the Security Documents, together with an undated stock power executed in blank by a duly authorized officer of the pledgor thereof. 5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) This Amendment is, and each other Loan Document to which it is or will be a party, has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). (b) After giving effect this Amendment, the representations and warranties set forth in this Amendment, the Credit Agreement (as amended by this Amendment), and the transactions contemplated hereby, and set forth in the other Loan Documents to which it is a party, (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date.

4 6. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent all reasonable out-of-pocket costs, expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent or any Lender), in each case, as set forth in Section 9.5 of the Credit Agreement. 7. Choice of Law. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws (and not the conflict of law rules) of the State of New York. 8. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature” and words of like import herein or in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. 9. Effect on Loan Documents. (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The amendments, consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non- compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. (b) Upon and after the date of the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended

5 accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby. (d) This Amendment is a Loan Document. (e) By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement (as amended by this Amendment). 10. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 11. Reaffirmation of Obligations. Each of the Loan Parties hereby restates, ratifies and reaffirms its obligations under each Loan Document to which it is a party, effective as of the date hereof and amended hereby. The Loan Parties hereby further ratify and reaffirm the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the Issuing Bank, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. 12. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. 13. Incorporation. The provisions of Section 9.2 (Notices; Electronic Communication), Section 9.5 (Expenses; Indemnity; Damage Waiver), Section 9.11 (Severability) and Section 9.13 (Submission to Jurisdiction; Waivers) of the Credit Agreement are incorporated herein by reference mutatis mutandis with the same force and effect as if expressly written herein. [Signature pages follow]

[Signature Page to First Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. BORROWER: SPROUT SOCIAL, INC. By: /s/ Joe Del Preto Name: Joe Del Preto Title: Chief Financial Officer GUARANTOR: TAGGER MEDIA, INC. By: /s/ Joe Del Preto Name: Joe Del Preto Title: President and Treasurer

[Signature Page to First Amendment] ADMINISTRATIVE AGENT: MUFG BANK, LTD. By: /s/ John Ryan Name: John Ryan Title: Vice President LENDERS: MUFG BANK, LTD., as Issuing Bank, Swingline Lender and as a Lender By: /s/ John Ryan Name: John Ryan Title: Vice President

[Signature Page to First Amendment] STIFEL BANK & TRUST, as a Lender By: /s/ Weston Rice Name: Weston Rice Title: Managing Director

[Signature Page to First Amendment] VALLEY NATIONAL BANK, as a Lender By: /s/ Phillip McCaulay Name: Phillip McCaulay Title: Senior Vice President

Exhibit A [See attached]

Execution VersionEXECUTION VERSION CHANGES CONFORMED THROUGH THE FIRST AMENDMENT CREDIT AGREEMENT dated as of August 1, 2023, among SPROUT SOCIAL, INC., as the Borrower, THE LENDERS FROM TIME TO TIME PARTY HERETO, and MUFG BANK, LTD., as Administrative Agent, Issuing Bank, Swingline Lender, and a Lender

Table of Contents Page -i- SECTION 1 DEFINITIONS ......................................................................................................................... 1 1.1 Defined Terms .................................................................................................................... 1 1.2 Other Definitional Provisions. .......................................................................................... 36 1.3 Rounding Rates ................................................................................................................. 37 1.4 Divisions ........................................................................................................................... 38 1.5 Letter of Credit Amounts .................................................................................................. 38 1.6 Limited Condition Acquisition ......................................................................................... 38 1.7 Alternative Currencies ...................................................................................................... 39 SECTION 2 AMOUNT AND TERMS OF COMMITMENTS ................................................................. 40 2.1 [Reserved] ......................................................................................................................... 40 2.2 [Reserved] ......................................................................................................................... 40 2.3 [Reserved] ......................................................................................................................... 40 2.4 Revolving Commitments. ................................................................................................. 40 2.5 Procedure for Revolving Loan Borrowing ....................................................................... 41 2.6 Swingline Loans. .............................................................................................................. 41 2.7 Letters of Credit ................................................................................................................ 43 2.8 Overadvances .................................................................................................................... 49 2.9 Fees. .................................................................................................................................. 50 2.10 Termination or Reduction of Revolving Commitments. .................................................. 51 2.11 Optional Loan Prepayments. ............................................................................................. 51 2.12 [Reserved]. ........................................................................................................................ 51 2.13 Conversion and Continuation Options. ............................................................................. 51 2.14 Limitations on SOFR Tranches ........................................................................................ 52 2.15 Interest Rates and Payment Dates. .................................................................................... 52 2.16 Computation of Interest and Fees; Conforming Changes. ................................................ 52 2.17 Inability to Determine Interest Rate .................................................................................. 53 2.18 Pro Rata Treatment and Payments. ................................................................................... 55 2.19 Illegality; Increased Costs. ................................................................................................ 58 2.20 Taxes. ................................................................................................................................ 60 2.21 Indemnity .......................................................................................................................... 63 2.22 Change of Lending Office ................................................................................................ 63 2.23 Substitution of Lenders ..................................................................................................... 63 2.24 Cash Collateral .................................................................................................................. 65 2.25 Defaulting Lenders. .......................................................................................................... 66 2.26 Joint and Several Liability of the Borrowers. ................................................................... 68 2.27 Notes ................................................................................................................................. 71 2.28 Incremental Loans. ............................................................................................................ 71 SECTION 3 REPRESENTATIONS AND WARRANTIES ...................................................................... 73 3.1 Financial Condition ........................................................................................................... 73 3.2 No Change ........................................................................................................................ 74 3.3 Existence; Compliance with Law ..................................................................................... 74 3.4 Power, Authorization; Enforceable Obligations ............................................................... 74 3.5 No Legal Bar ..................................................................................................................... 74 3.6 Litigation ........................................................................................................................... 75 3.7 No Default......................................................................................................................... 75

Table of Contents (continued) Page -ii- 3.8 Ownership of Property; Liens; Investments ..................................................................... 75 3.9 Intellectual Property .......................................................................................................... 75 3.10 Taxes ................................................................................................................................. 75 3.11 Federal Regulations .......................................................................................................... 75 3.12 Labor Matters .................................................................................................................... 76 3.13 ERISA ............................................................................................................................... 76 3.14 Investment Company Act; Other Regulations .................................................................. 77 3.15 Subsidiaries ....................................................................................................................... 77 3.16 Use of Proceeds ................................................................................................................ 77 3.17 Environmental Matters ..................................................................................................... 77 3.18 Accuracy of Information, etc. ........................................................................................... 78 3.19 Security Documents. ......................................................................................................... 78 3.20 Solvency............................................................................................................................ 79 3.21 Regulation H ..................................................................................................................... 79 3.22 [Reserved] ......................................................................................................................... 79 3.23 [Reserved] ......................................................................................................................... 79 3.24 Insurance ........................................................................................................................... 79 3.25 No Casualty Event ............................................................................................................ 79 3.26 [Reserved] ......................................................................................................................... 79 3.27 [Reserved] ......................................................................................................................... 80 3.28 Sanctions; Anti-Corruption Laws ..................................................................................... 80 3.29 Beneficial Ownership Certification .................................................................................. 80 SECTION 4 CONDITIONS PRECEDENT ............................................................................................... 80 4.1 Conditions to Initial Extension of Credit .......................................................................... 80 4.2 Conditions to Each Extension of Credit ............................................................................ 83 4.3 Post-Closing Conditions Subsequent ................................................................................ 84 SECTION 5 AFFIRMATIVE COVENANTS ............................................................................................ 84 5.1 Financial Statements ......................................................................................................... 84 5.2 Certificates; Reports; Other Information .......................................................................... 85 5.3 [Reserved]. ........................................................................................................................ 86 5.4 Payment of Obligations .................................................................................................... 86 5.5 Maintenance of Existence; Compliance ............................................................................ 87 5.6 Maintenance of Property; Insurance ................................................................................. 87 5.7 Inspection of Property; Books and Records; Discussions ................................................ 87 5.8 Notices .............................................................................................................................. 87 5.9 Environmental Laws. ........................................................................................................ 88 5.10 Banking Relationship ........................................................................................................ 88 5.11 Audits ................................................................................................................................ 89 5.12 Additional Collateral, Etc. ................................................................................................ 89 5.13 Use of Proceeds ................................................................................................................ 91 5.14 [Reserved] ......................................................................................................................... 91 5.15 Sanctions; Anti-Corruption Laws ..................................................................................... 91 5.16 Further Assurances ........................................................................................................... 91 SECTION 6 NEGATIVE COVENANTS .................................................................................................. 91 6.1 Financial Condition Covenants. ........................................................................................ 92

Table of Contents (continued) Page -iii- 6.2 Indebtedness...................................................................................................................... 92 6.3 Liens ................................................................................................................................. 94 6.4 Fundamental Changes ....................................................................................................... 96 6.5 Disposition of Property ..................................................................................................... 96 6.6 Restricted Payments .......................................................................................................... 97 6.7 [Reserved]. ........................................................................................................................ 99 6.8 Investments ....................................................................................................................... 99 6.9 Optional Payments and Modifications of Certain Preferred Stock and Debt Instruments ........................................................................................................................................ 101 6.10 Transactions with Affiliates ............................................................................................ 102 6.11 Sale Leaseback Transactions .......................................................................................... 103 6.12 Swap Agreements ........................................................................................................... 103 6.13 Accounting Changes ....................................................................................................... 103 6.14 Negative Pledge Clauses ................................................................................................. 103 6.15 Clauses Restricting Subsidiary Distributions .................................................................. 103 6.16 Lines of Business ............................................................................................................ 104 6.17 [Reserved] ....................................................................................................................... 104 6.18 [Reserved] ....................................................................................................................... 104 6.19 Amendments to Organic Documents and Material Contracts ........................................ 104 6.20 Use of Proceeds .............................................................................................................. 104 6.21 Subordinated Debt. ......................................................................................................... 104 6.22 Anti-Terrorism Laws. ..................................................................................................... 105 SECTION 7 EVENTS OF DEFAULT ..................................................................................................... 105 7.1 Events of Default ............................................................................................................ 105 7.2 Remedies Upon Event of Default ................................................................................... 107 7.3 Application of Funds ...................................................................................................... 108 SECTION 8 THE ADMINISTRATIVE AGENT .................................................................................... 110 8.1 Appointment and Authority ............................................................................................ 110 8.2 Rights as a Lender, Swingline Lender or Issuing Bank .................................................. 110 8.3 Exculpatory Provisions ................................................................................................... 110 8.4 Reliance by Administrative Agent .................................................................................. 111 8.5 Delegation of Duties ....................................................................................................... 112 8.6 Resignation of the Administrative Agent ....................................................................... 112 8.7 Non-Reliance on the Administrative Agent, Issuing Banks and Other Lenders ............. 113 8.8 No Other Duties .............................................................................................................. 113 8.9 Administrative Agent May File Proofs of Claim ............................................................ 113 8.10 Collateral and Guaranty Matters ..................................................................................... 114 8.11 Erroneous Payments ....................................................................................................... 115 8.12 Cash Management Bank and Qualified Counterparty Reports ....................................... 116 8.13 Certain ERISA Matters. .................................................................................................. 117 SECTION 9 MISCELLANEOUS ............................................................................................................ 118 9.1 Amendments and Waivers. ............................................................................................. 118 9.2 Notices; Electronic Communication ............................................................................... 120 9.3 No Waiver; Cumulative Remedies ................................................................................. 122 9.4 Survival ........................................................................................................................... 122

Table of Contents (continued) Page -iv- 9.5 Expenses; Indemnity; Damage Waiver. .......................................................................... 123 9.6 Successors and Assigns; Participations and Assignments. ............................................. 124 9.7 Adjustments; Set-off. ...................................................................................................... 128 9.8 Payments Set Aside ........................................................................................................ 129 9.9 Interest Rate Limitation .................................................................................................. 129 9.10 Counterparts; Integration; Effectiveness; Electronic Execution. .................................... 130 9.11 Severability ..................................................................................................................... 130 9.12 GOVERNING LAW ....................................................................................................... 130 9.13 Submission to Jurisdiction; Waivers ............................................................................... 131 9.14 No Advisory or Fiduciary Responsibility ....................................................................... 132 9.15 Treatment of Certain Information; Confidentiality ......................................................... 132 9.16 [Reserved] ....................................................................................................................... 133 9.17 Judgment Currency ......................................................................................................... 133 9.18 Patriot Act; Other Regulations ........................................................................................ 133 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............... 134 9.20 Acknowledgement Regarding Any Supported QFCs ..................................................... 134 9.21 Cashless Settlement ........................................................................................................ 135

Table of Contents (continued) -v- SCHEDULES Schedule 1.1A: Commitments EXHIBITS Exhibit A: Form of Compliance Certificate Exhibit B: Form of Secretary’s/Managing Member’s Certificate Exhibit C: Form of Solvency Certificate Exhibit D: Form of Assignment and Assumption Exhibits E-1 – E-4: Forms of U.S. Tax Compliance Certificate Exhibit F-1: Form of Revolving Loan Note Exhibit F-2: Form of Swingline Loan Note Exhibit G: Form of Notice of Borrowing Exhibit H: Form of Notice of Conversion/Continuation

1 CREDIT AGREEMENT THIS CREDIT AGREEMENT (this “Agreement”), dated as of August 1, 2023, is entered into by and among SPROUT SOCIAL, INC., a Delaware corporation (the “Borrower”), the banks and other financial institutions or entities from time to time party to this Agreement (each a “Lender” and, collectively, the “Lenders”), MUFG BANK, LTD. (“MUFG”), as the Issuing Bank and the Swingline Lender, and MUFG, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successors and assigns in such capacities, the “Administrative Agent”). RECITALS: WHEREAS, the Borrower desires to obtain financing for working capital financing and financing for other general corporate purposes permitted pursuant to the terms of this Agreement; WHEREAS, the Lenders have agreed to extend a revolving loan facility to the Borrower, upon the terms and conditions specified in this Agreement, in an aggregate principal amount not to exceed $100,000,000 and a letter of credit sub-facility in the aggregate availability amount of $10,000,000 (as a sublimit of the revolving loan facility), and a swingline sub-facility in the aggregate availability amount of $10,000,000 (as a sublimit to the revolving loan facility); WHEREAS, the Borrower has agreed to secure all of its Obligations by granting to the Administrative Agent, for the benefit of the Secured Parties, a first priority lien on substantially all of its assets subject to certain exclusions under the Loan Documents; and WHEREAS, each of the Guarantors has agreed to guarantee the Obligations of the Borrower and to secure its respective Obligations in respect of such guarantee by granting to the Administrative Agent, for the benefit of the Secured Parties, a first priority lien on substantially all of its assets subject to certain exclusions under the Loan Documents. NOW, THEREFORE, the parties hereto hereby agree as follows: SECTION 1 DEFINITIONS 1.1 Defined Terms. As used in this Agreement (including the recitals hereof), the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1. “ABR”: for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) the Adjusted Term SOFR for a 1 month tenor plus 1%; provided that, if ABR as so determined shall ever be less than the Floor, then ABR shall be deemed to be the Floor. Any change in the ABR due to a change in any of the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR, as the case may be, shall be effective as of the opening of business on the effective day of the change in such rates. “ABR Loans”: Loans, the rate of interest applicable to which is based upon the ABR. “ABR Term SOFR Determination Day”: as defined in the definition of “Term SOFR”. “Accommodation Payment”: as defined in Section 2.26(l). “Acquired Company Recurring Revenue”: with respect to any Permitted Acquisition, the

2 difference between (a) the Recurring Revenue of the Loan Parties as of the applicable Covenant Adjustment Date for the trailing 12 month period, determined on a Pro Forma Basis (including giving pro forma effect to such Permitted Acquisition), less (b) the Recurring Revenue of Loan Parties as of the applicable Covenant Adjustment Date for the trailing 12 month period, determined on a Pro Forma Basis (but excluding all Recurring Revenue of any Persons or assets acquired in such Permitted Acquisition). “Acquired Company Recurring Revenue Certificate”: as defined in Section 6.1(b). “Acquisition-Related Incremental Commitments”: as defined in Section 2.28. “Adjusted Term SOFR”: for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be equal to the Floor. “Administrative Agent”: as defined in the preamble hereto. “Administrative Borrower”: as defined in Section 2.26(m). “Administrative Questionnaire”: an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender”: as defined in Section 2.23. “Affiliate”: with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that, neither the Administrative Agent nor the Lenders shall be deemed Affiliates of the Loan Parties as a result of the exercise of their rights and remedies under the Loan Documents. “Agent Parties”: as defined in Section 9.2(d)(ii). “Aggregate Exposure”: with respect to any Lender at any time, an amount equal to the sum of (a) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding, and (b) without duplication of clause (a), such Lender’s participation in L/C Obligations and Swingline Loans at such time. “Agreement”: as defined in the preamble hereto. “Agreement Currency”: as defined in Section 9.17. “Allocable Amount”: as defined in Section 2.26(l). “Alternative Currency”: Euro, together with each other currency (other than Dollars) that is approved in accordance with Section 1.7. “Alternative Currency Equivalent”: at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Issuing Bank, as the case may be, at such time on the basis of the Spot Rate

(determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

"Applicable Margin": initially, the rates per annum corresponding to Level I in the tables below; provided that (a) commencing on the first Business Day of the month following the date on which the Administrative Agent receives consolidated financial statements of the Group Members as contemplated by Section 5.1(b) together with a Compliance Certificate in respect thereof as contemplated by Section 5.2(b) through the day before the First Amendment Effective Date, "Applicable Margin" shall mean the rate per annum set forth under the relevant column heading below:

Level	Liquidity as of the last day of the immediately preceding fiscal quarter	SOFR Loans	ABR Loans
I	≥ \$125,000,000 plus the aggregate amount of Increases pursuant to Section 2.28	2.75%	1.75%
II	< \$125,000,000 plus the aggregate amount of Increases pursuant to Section 2.28 and ≥ \$50,000,000 plus the aggregate amount of Increases pursuant to Section 2.28	3.00 %	2.00%
III	< \$50,000,000 plus the aggregate amount of Increases pursuant to Section 2.28	3.25%	2.25%

and, (b) from and after the First Amendment Effective Date, the rates per annum corresponding to Level I in the tables below, provided that commencing on the first Business Day of the month following the date on which the Administrative Agent receives copies of the consolidated financial statements of the Group Members as contemplated by Section 5.1(b) together with a Compliance Certificate in respect thereof as contemplated by Section 5.2(b) with respect to the fiscal quarter ending March 31, 2025 (such date the "Initial Recalculation Date"), "Applicable Margin" shall mean the rate per annum set forth under the relevant column heading below:

Level	Consolidated Senior Net Leverage Ratio	SOFR Loans	ABR Loans
I	< 1.50:1.00	2.25%	1.25%
II	≤ 2.50:1.00 and ≥ 1.50:1.00	2.50 %	1.50%
III	> 2.50:1.00	2.75%	1.75%

~~The~~Thereafter, the Applicable Margin shall be adjusted on the first Business Day of each quarter following the date on which the Administrative Agent receives consolidated financial statements of the Group Members as contemplated by Section 5.1(b) together with a Compliance Certificate as contemplated by Section 5.2(b) based on ~~Liquidity on the last day of the most recent period for which financial statements have been delivered pursuant to Section 5.1(b)~~the Consolidated Senior Net Leverage Ratio in effect from time to time. Notwithstanding the foregoing, (a) if the related Compliance Certificate required by Section 5.2(b) is not delivered by the respective date required thereunder after the end of any related fiscal quarter, the Applicable Margin shall be the rates corresponding to Level III in the foregoing tables until such financial statements and Compliance Certificate are delivered, and (b) no reduction to the Applicable Margin shall become effective at any time when an Event of Default has occurred and is continuing.

If, the Administrative Agent determines (after consultation with the Borrower) that (x) ~~Liquidity~~the

3

4 Consolidated Senior Net Leverage Ratio as calculated pursuant to the paragraph above as of any applicable date was inaccurate and (y) a proper calculation of Liquiditythe Consolidated Senior Net Leverage Ratio pursuant to the paragraph above would have resulted in different pricing for any period, then (i) if the proper calculation of Liquiditythe Consolidated Senior Net Leverage Ratio pursuant to the paragraph above would have resulted in higher pricing for such period, the Borrower shall automatically and retroactively be obligated to pay to the Administrative Agent, for the benefit of the applicable Lenders, promptly on demand by the Administrative Agent, an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; and (ii) if the proper calculation of Liquiditythe Consolidated Senior Net Leverage Ratio pursuant to the paragraph above would have resulted in lower pricing for such period, neither the Administrative Agent nor any Lender shall have any obligation to repay any interest or fees to the Borrower. “Applicable Time”: with respect to any Credit Extension and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund”: any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Assumption”: an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.6), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Administrative Agent. “Available Revolving Commitment”: at any time, an amount equal to (a) the Total Revolving Commitments in effect at such time minus (b) the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit at such time, minus (c) the Dollar Equivalent of the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans at such time, minus (d) the aggregate principal balance of any Revolving Loans and Swingline Loans outstanding at such time. “Available Revolving Increase Amount”: as of any date of determination, an amount equal to the result of (a) $25,000,000100,000,000 minus (b) the aggregate principal amount of Increases to the Revolving Commitments previously made pursuant to Section 2.28 after the Closing Date. “Available Tenor”: as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period (if applicable) pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” (if applicable) pursuant to Section 2.17(b)(iv). “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is

5 described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other Insolvency Proceedings). “Bankruptcy Code”: Title 11 of the United States Code entitled “Bankruptcy.” “Basel III”: (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated, (b) the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated, and (c) any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”. “Benchmark”: initially, with respect to any Term SOFR Borrowing, Term SOFR, or the then- current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.17(b)(i). “Benchmark Replacement”: with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) the sum of (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment”: with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

6 “Benchmark Replacement Date”: the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has

7 occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period”: the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.17(b) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.17(b). “Beneficial Ownership Certification”: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “Benefit Plan”: any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Benefitted Lender”: as defined in Section 9.7(a). “Blocked Person”: as defined in Section 6.22. “Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower”: as defined in the preamble hereto. “Borrowing”: a borrowing consisting of simultaneous Loans of the same Type and, in the case of a Term SOFR Borrowing, having the same Interest Period made by the Lenders. “Borrowing Date”: any Business Day specified by the Borrower in a Notice of Borrowing as a date on which the Borrower requests the relevant Lenders to make Loans hereunder. “Business”: as defined in Section 3.17(b). “Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law to close. “Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP; provided, that for all purposes hereunder, any obligations of such Person that would have been treated as operating leases in accordance with Accounting Standards Codification 840 (regardless of whether or not then in effect) shall be treated as operating leases for purposes of all financial definitions, calculations and covenants, without giving effect to Accounting Standards Codification 842 requiring operating leases to be recharacterized or treated as capital leases. “Capital Stock”: with respect to any Person, all of the shares of capital stock of (or other ownership

8 or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination provided that, convertible or exchangeable Indebtedness shall not constitute Capital Stock; it being agreed that any common stock or other equity securities into which any convertible or exchangeable Indebtedness is converted into or exchanged for shall constitute Capital Stock. “Cash Collateralize”: to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Banks or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and each applicable Issuing Bank shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuing Bank. “Cash Collateral” shall have a meaning analogous to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of 12 months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $250,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the 2 named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within 12 months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of 12 months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; or (i) investments permitted by the Borrower’s board approved investment policy (x) as provided to the Administrative Agent prior to the Closing Date and (y) as approved from time to time by the Administrative Agent thereafter (such approval not to be unreasonably withheld, delayed or conditioned). “Cash Management Agreement”: as defined in the definition of “Cash Management Services.” “Cash Management Bank”: any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.

9 “Cash Management Services”: cash management and other services provided to one or more of the Loan Parties by a Cash Management Bank which may include treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system), merchant services, direct deposit of payroll, business credit card (including so-called “purchase cards”, “procurement cards” or “p-cards”), credit card processing services, debit cards, stored value cards, and check cashing services identified in such Cash Management Bank’s various cash management services or other similar agreements (each, a “Cash Management Agreement”). “Casualty Event”: any damage to or any destruction of, or any condemnation or other taking by any Governmental Authority of any property of the Loan Parties. “Certificated Securities”: as defined in Section 3.19(a). “CFC Holdco”: a Subsidiary that has no material assets other than Capital Stock (including, for this purpose, any debt or other instrument treated as Capital Stock for U.S. federal income tax purposes) of one or more other CFC Holdcos or Foreign Subsidiaries. “Change of Control”: (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more of the ordinary voting power for the election of directors of the Borrower (determined on a fully diluted basis), (b) at any time, the Borrower shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each Loan Party (other than (i) directors’ qualifying shares and nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law or (ii) as a result of a transaction permitted by Section 6.4(a)(ii) and (b)(ii)(A)) free and clear of all Liens other than Liens permitted by Section 6.3 or (c) the occurrence of a “Change of Control”, “Fundamental Change”, “Change in Control”, “Liquidation Event”, “Deemed Liquidation Event” or terms of similar import under any document or instrument governing Permitted Convertible Indebtedness or relating to Capital Stock of the Borrower that permits any holder of such Capital Stock to redeem or require the Borrower to repurchase or make any payment in excess of $2,500,000 in respect of such Capital Stock (other than payments in the form of Capital Stock that is not Disqualified Stock). “Closing Date”: the date on which all of the conditions precedent set forth in Section 4.1 are satisfied or waived by the Administrative Agent and, as applicable, the Lenders or the Required Lenders. “Closing Date Fee Letter”: the letter agreement dated as of June 28, 2023, between the Borrower and the Administrative Agent. “Code”: the Internal Revenue Code of 1986, as amended from time to time. “Collateral”: all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document (but expressly excluding any Excluded Property as defined in the Guarantee and Collateral Agreement). “Collateral Account”: as defined in Section 2.7(k). “Collateral Information Certificate”: the Collateral Information Certificate to be executed and delivered by each Loan Party pursuant to Section 4.1.

10 “Collateral-Related Expenses”: all reasonable and documented costs and out-of-pocket expenses of the Administrative Agent paid or incurred in connection with any sale, collection or other realization on the Collateral, including reasonable compensation to the Administrative Agent and its agents and counsel, and reimbursement for all other reasonable and documented costs, out-of-pocket expenses and liabilities and advances made or incurred by the Administrative Agent in connection therewith (including as described in Section 6.6 of the Guarantee and Collateral Agreement), and all amounts for which the Administrative Agent is entitled to indemnification under the Security Documents and all advances made by the Administrative Agent under the Security Documents for the account of any Loan Party. “Commitment”: as to any Lender, its Revolving Commitment. “Commitment Fee Rate”: initially, the rates per annum corresponding to Level I in the tables below; provided that (a) commencing on the first Business Day of the month following the date on which the Administrative Agent receives consolidated financial statements of the Group Members as contemplated by Section 5.1(b) together with a Compliance Certificate in respect thereof as contemplated by Section 5.2(b) through the day before the First Amendment Effective Date, “Commitment Fee Rate” shall mean the rate per annum set forth under the relevant column heading below: Level Liquidity as of the last day of the immediately preceding fiscal quarter Commitment Fee Rate I ≥ $125,000,000 plus the aggregate amount of Increases pursuant to Section 2.28 0.30% II < $125,000,000 plus the aggregate amount of Increases pursuant to Section 2.28 and ≥ $50,000,000 plus the aggregate amount of Increases pursuant to Section 2.28 0.35% III < $50,000,000 plus the aggregate amount of Increases pursuant to Section 2.28 0.35% and, (b) from and after the First Amendment Effective Date, the rates per annum corresponding to Level I in the tables below, provided that commencing on the Initial Recalculation Date, “Commitment Fee Rate” shall mean the rate per annum set forth under the relevant column heading below: Level Consolidated Senior Net Leverage Ratio Commitment Fee Rate I < 1.50:1.00 0.30% II < 2.50:1.00 and ≥ 1.50:1.00 0.35% III > 2.50:1.00 0.35% The Commitment Fee Rate shall be adjusted on the first Business Day of each quarter following the date on which the Administrative Agent receives consolidated financial statements of the Group

11 Members as contemplated by Section 5.1(b) together with a Compliance Certificate as contemplated by Section 5.2(b) based on Liquidity on the last day of the most recent period for which financial statements have been delivered pursuant to Section 5.1(b)the Consolidated Senior Net Leverage Ratio in effect from time to time. Notwithstanding the foregoing, (a) if the related Compliance Certificate required by Section 5.2(b) is not delivered by the respective date required thereunder after the end of any related fiscal quarter, the Commitment Fee Rate shall be the rates corresponding to Level III in the foregoing tables until such financial statements and Compliance Certificate is delivered, and (b) no reduction to the Commitment Fee Rate shall become effective at any time when an Event of Default has occurred and is continuing. If, the Administrative Agent determines (after consultation with the Borrower) that (x) Liquiditythe Consolidated Senior Net Leverage Ratio as calculated pursuant to the paragraph above as of any applicable date was inaccurate and (y) a proper calculation of Liquiditythe Consolidated Senior Net Leverage Ratio pursuant to the paragraph above would have resulted in different pricing for any period, then (i) if the proper calculation of Liquiditythe Consolidated Senior Net Leverage Ratio pursuant to the paragraph above would have resulted in higher pricing for such period, the Borrower shall automatically and retroactively be obligated to pay to the Administrative Agent, for the benefit of the applicable Lenders, promptly on demand by the Administrative Agent, an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; and (ii) if the proper calculation of Liquiditythe Consolidated Senior Net Leverage Ratio pursuant to the paragraph above would have resulted in lower pricing for such period, neither the Administrative Agent nor any Lender shall have any obligation to repay any interest or fees to the Borrower. “Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute. “Communications”: as defined in Section 9.2(d)(ii). “Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit A. “Conforming Changes”: with respect to either the use or administration of any Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” (if applicable) or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.14 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA”: with respect to the Group Members for any period,

12 (a) Consolidated Net Income, plus (b) the sum of, without duplication, of the following amounts for such period but solely to the extent deducted in calculating Consolidated Net Income for such period (other than with respect to the addback described in clause (xix) below): (i) Consolidated Interest Expense; plus (ii) provisions for Taxes based on income; plus (iii) total depreciation expense; plus (iv) total amortization expense (including, without limitation, amortization of intangibles from purchase price accounting, amortization of capitalized development cost, amortization of deferred implementation cost and amortization of deferred sales commission expense); plus (v) noncash stock-based compensation expense; plus (vi) noncash exchange, transaction or performance losses relating to any foreign currency hedging transactions or currency fluctuations; plus (vii) costs, fees and expenses in connection with the execution and delivery of this Agreement and the other Loan Documents and any amendments or other modifications thereto, in each case to the extent incurred within 6 months after the Closing Date or the effectiveness of such amendment or other modification (or such later time period as approved in writing by the Administrative Agent in its sole discretion); plus (viii) one-time costs, fees, and expenses in connection with Permitted Acquisitions, Investments, dispositions, or issuances or repurchases of Capital Stock, in each case, whether or not consummated; provided that, any amounts described in this clause (b)(viii) with respect to transactions that are not consummated shall not exceed $2,000,000 in the aggregate for any period; plus (ix) noncash purchase accounting adjustments (including, but not limited to deferred revenue write down) and any adjustments as required or permitted by the application of FASB 141 (requiring the use of purchase method of accounting for acquisitions and consolidations), FASB 142 (relating to changes in accounting for the amortization of goodwill and certain other intangibles) and FASB 144 (relating to the write downs of long-lived assets), in each case, in connection with Permitted Acquisitions or similar Investments; plus (x) noncash charges for goodwill and other intangible write-offs and write-downs in connection with Permitted Acquisitions or otherwise; plus (xi) other noncash items reducing Consolidated Net Income (excluding any such noncash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period); plus (xii) any expense deducted in calculating Consolidated Net Income and reimbursed (during the applicable reporting period) by third parties (other than a Group Member); plus (xiii) cash and non-cash severance and restructuring charges and expenses; provided that

13 the aggregate amount added back pursuant to this clause (b)(xiii) shall not exceed, together with the addback in clause (b)(xix) for any period of four consecutive fiscal quarters, 10% of Consolidated EBITDA (calculated prior to giving effect to such addbacks), plus (xiv) non-cash charges due to the application of IFRS or GAAP, as applicable, plus (xv) the aggregate amount of non-cash losses on sales of fixed assets or intangible assets or write-downs of fixed or intangible assets, plus (xvi) expenses and payments that are covered by indemnification or purchase price adjustment provisions in any agreement entered into by the Borrower or any Subsidiary in connection with any proposed or actual Permitted Acquisition to the extent financed with permitted Indebtedness and for which (A) the indemnitor or counterparty has assumed coverage, and (B) the Borrower reasonably expects to receive such expenses and payments within six months from the date of calculation (with a deduction to Consolidated EBITDA if such amount is not so paid), plus (xvii) fees and expenses in connection with any proposed or actual issuance of any debt or equity or the permitted sale of assets, plus (xviii) fees, costs and expenses paid in cash in connection with the repayment or prepayment of debt (including the Obligations), plus (xix) pro forma cost savings, cost adjustments, operating expense reductions and synergies attributable to a Permitted Acquisition that are reasonably identifiable and factually supportable pursuant to documentation acceptable to the Lenders and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken in the good faith determination of the Borrower within the first twelve months following the applicable acquisition date (in each case, net of amounts realized); provided that the aggregate amount added back pursuant to this clause (b)(xix) shall not exceed, together with the addback in clause (b)(xiii) for any period of four consecutive fiscal quarters, 10% of Consolidated EBITDA (calculated prior to giving effect to such addbacks), plus (xx) any other amounts approved by the Administrative Agent in writing as an “add-back” to Consolidated EBITDA; provided that the aggregate amount added back pursuant to this clause (b)(xx) shall not exceed, for any period of four consecutive fiscal quarters, 20% of Consolidated EBITDA (calculated prior to giving effect to such addbacks), minus (c) the sum of, without duplication, the following amounts for such period but solely to the extent increasing Consolidated Net Income for such period (other than in the case of clause (ii)): (i) interest income; plus (ii) sales commissions to the extent capitalized; plus (iii) noncash items increasing Consolidated Net Income for such period (excluding any such noncash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period); plus (iv) any unusual or non-recurring gains, plus

14 (d) any net positive change (or minus any net negative change) in the deferred revenue for any period, as measured against the same period for the prior fiscal year; provided that Consolidated EBITDA for any period shall be determined on a Pro Forma Basis. Notwithstanding the foregoing, Consolidated EBITDA for the fiscal quarters specified below shall be deemed to be as follows: Fiscal Quarter Ended Consolidated EBITDA December 31, 2024 $33,835,000 September 30, 2024 $6,721,000 June 30, 2024 $5,615,000 March 31, 2024 $9,625,000 “Consolidated Interest Coverage Ratio”: as at the last day of any period, the ratio of (a) Consolidated EBITDA for the trailing twelve month period ending on such day to (b) Consolidated Interest Expense for the trailing twelve month period ending on such day. “Consolidated Interest Expense”: for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Group Members for such period with respect to all outstanding Indebtedness of the Group Members (including the commitment fee set forth in Section 2.9(b)), all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP. “Consolidated Net Income”: for any period, the consolidated net income (or loss) of the Group Members, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from the calculation of “Consolidated Net Income” (to the extent otherwise included therein) (a) the income (or deficit) of any such Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with a Group Member, (b) the income (or deficit) of any such Person (other than a Subsidiary of the Borrower) in which a Group Member has an ownership interest, except to the extent that any such income is earned income and is actually received by a Group Member in the form of dividends or similar distributions, and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or applicable law applicable to such Subsidiary. “Consolidated Senior Indebtedness”: at any date, the aggregate principal amount of all Indebtedness of the Group Members at such date, determined on a consolidated basis in accordance with GAAP, but excluding (a) any liabilities referred to in clauses (f) and (h) of the definition of “Indebtedness”, and (b) Permitted Convertible Indebtedness and Subordinated Indebtedness. “Consolidated Senior Net Leverage Ratio”: as at the last day of any period, the ratio of (a) Consolidated Senior Indebtedness on such date minus Qualified Cash in an amount not to exceed 50% of Consolidated EBITDA for the trailing twelve month period ending on such date to (b) Consolidated

15 EBITDA for the trailing twelve month period ending on such date. “Consolidated Total Indebtedness”: at any date, the aggregate principal amount of all Indebtedness of the Group Members at such date, determined on a consolidated basis in accordance with GAAP, but excluding any liabilities referred to in clauses (f) and (h) of the definition of “Indebtedness.” “Consolidated Total Net Leverage Ratio”: as at the last day of any period, the ratio of (a) Consolidated Total Indebtedness on such date minus Qualified Cash in an amount not to exceed 50% of Consolidated EBITDA for the trailing twelve month period ending on such date to (b) Consolidated EBITDA for the trailing twelve month period ending on such date. “Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control”: the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Control Agreement”: any account control agreement in form and substance reasonably satisfactory to the Administrative Agent entered into among the depository institution at which a Loan Party maintains a Deposit Account or the securities intermediary at which a Loan Party maintains a Securities Account, such Loan Party, and the Administrative Agent pursuant to which the Administrative Agent obtains control (within the meaning of the UCC or any other applicable law) over such Deposit Account or Securities Account. “Covenant Adjustment Amount”: with respect to any Permitted Acquisition or similar purchase or acquisition permitted under Section 6.8, (a) with respect to the fiscal quarter ending on the Covenant Adjustment Date for such transaction, an amount equal to the Acquired Company Recurring Revenue for such transaction and (b) with respect to each full fiscal quarter after such Covenant Adjustment Date, the Acquired Company Recurring Revenue for such transaction. “Covenant Adjustment Date”: with respect to any Permitted Acquisition or similar purchase or acquisition permitted under Section 6.8, the first date on which the covenant in Section 6.1(b) is tested following the consummation of such Permitted Acquisition or similar purchase or acquisition permitted under Section 6.8. “Credit Extension”: as defined in Section 1.7. “Customer Funds”: all readily identifiable cash and Cash Equivalents amounts (a) belonging or owing to a Loan Party’s customers and/or their payees and (b) that Borrower accepts as agent of a payee as defined by the laws of the state in which this occurs. “Daily Simple SOFR”: for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day a “SOFR Determination Day”) that is 5 U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. (New York City time) on the 2nd U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been

16 published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Debtor Relief Laws”: the Bankruptcy Code and all other liquidation, administration, restructuring plan, conservatorship, bankruptcy, assignment or assignation for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default”: any of the events specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Default Rate”: as defined in Section 2.15(c). “Defaulting Lender”: subject to Section 2.25(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within 2 Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent, the Borrower, or, to the extent an Issuing Bank has outstanding L/C Obligations at such time, such Issuing Bank, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, such Issuing Bank or the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) become the subject of a Bail-In Action or (iii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.25(b)) upon delivery of written notice of such determination to the Borrower, the

17 Issuing Bank, the Swingline Lender and each Lender. “Deposit Account”: any “deposit account” as defined in the UCC with such additions to such term as may hereafter be made. “Deposit Account Control Agreement”: any Control Agreement entered into by the Administrative Agent, a Loan Party and a financial institution holding a Deposit Account of such Loan Party pursuant to which the Administrative Agent is granted “control” (for purposes of the UCC) over such Deposit Account. “Designated Jurisdiction”: any country or territory to the extent that such country or territory itself is the subject of any Sanction, including, as of the date of this Agreement, Crimea, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic, Cuba, Iran, North Korea and Syria. “Determination Date”: as defined in the definition of “Pro Forma Basis”. “Discharge of Obligations”: subject to Section 9.8, the satisfaction of the Obligations (including all such Obligations relating to Cash Management Services) by the payment in full, in cash (or, as applicable, Cash Collateralization in accordance with the terms hereof or as otherwise may be reasonably satisfactory to the applicable Cash Management Bank or Qualified Counterparty) of the principal of and interest on or other liabilities relating to each Loan and any previously provided Cash Management Services, all fees and all other expenses or amounts payable under any Loan Document (other than inchoate indemnification obligations and any other obligations which pursuant to the terms of any Loan Document specifically survive repayment of the Loans for which no claim has been made), and other Obligations under or in respect of Specified Swap Agreements and Cash Management Services, to the extent (a) any such Obligations in respect of Specified Swap Agreements have, if required by any applicable Qualified Counterparties, been Cash Collateralized, (b) no Letter of Credit shall be outstanding (or, as applicable, each outstanding and undrawn Letter of Credit has been Cash Collateralized in accordance with the terms hereof or as otherwise may be reasonably satisfactory to the applicable Cash Management Bank), (c) no Obligations in respect of any Cash Management Services are outstanding (or, as applicable, all such outstanding Obligations in respect of Cash Management Services have been Cash Collateralized in accordance with the terms hereof), and (d) the aggregate Commitments of the Lenders are terminated. “Disclosure Letter”: the confidential disclosure letter, dated as of the Closing Date, delivered by the Borrower to the Administrative Agent. “Disposition”: with respect to any property (including, without limitation, Capital Stock of any Subsidiary), any sale, lease, Sale Leaseback Transaction, assignment, conveyance, transfer, encumbrance or other disposition thereof (in one transaction or in a series of transactions) and any issuance of Capital Stock of any Subsidiary. The terms “Dispose” and “Disposed of” shall have correlative meanings. For the avoidance of doubt, none of (a) the sale or issuance of any Permitted Convertible Indebtedness by the Borrower, (b) the entry into any Permitted Equity Derivative Transaction by the Borrower in connection with the issuance of any Permitted Convertible Indebtedness, (c) the settlement, unwinding or termination of any Permitted Equity Derivative Transaction, or (d) the issuance of Capital Stock that is not Disqualified Stock pursuant to the conversion or exchange of Permitted Convertible Indebtedness or the settlement, unwinding or termination of any Permitted Equity Derivative Transaction shall constitute a Disposition. “Disqualified Institution”: (a) those institutions identified by the Borrower in writing (if any) to the Administrative Agent prior to the Closing Date and (b) business competitors of the Borrower and its Subsidiaries identified by Borrower in writing to the Administrative Agent from time to time, and, in the case of clauses (a) and (b) any known Affiliates (other than any Person that is a bona fide debt fund primarily

18 engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the ordinary course of its business) that are either (x) identified by name in writing by the Borrower to the Administrative Agent from time to time or (y) clearly identifiable on the basis of such Affiliate’s name. A list of the Disqualified Institutions will be posted by the Administrative Agent and available for inspection by all Lenders; provided that the foregoing shall not apply retroactively to disqualify any Person that has previously acquired an assignment or participation interest in the Loans, with respect to such previously acquired Loans, Commitments or participation interests, to the extent such party was not a Disqualified Institution at the time of the applicable assignment or participation, as the case may be, but shall apply to disqualify any such parties from taking any prospective assignments of or participation interests in any Loans; provided further any designation or removal after the Closing Date of a Person as a Disqualified Institution shall become effective five Business Days after such designation or removal. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or potential Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to, or the restrictions on any exercise of rights or remedies of, any Disqualified Institution. “Disqualified Stock”: any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event (other than a change of control or similar event), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Loans mature. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Group Members may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to be paid upon liquidation, dissolution, winding up or pursuant to such other applicable statutory or regulatory obligations of the issuer of such Capital Stock will not constitute Disqualified Stock if the terms of such Capital Stock provide that such payments may not be made with respect to such Capital Stock unless such payments are made after the Discharge of Obligations. “Dollar Equivalent”: at any time, (a) with respect to any amount denominated in Dollars, such amount, (b) with respect to any amount denominated in any currency other than Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such currency. “Dollars” and “$”: dollars in lawful currency of the United States. “Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States. “EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

19 “EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee”: any Person that meets the requirements to be an assignee under Section 9.6(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.6(b)(iii)). “Environmental Laws”: any and all foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect. “Environmental Liability”: any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Group Member directly or indirectly resulting from or based upon (a) a violation of an Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA”: the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate”: with respect to any Group Member, any trade or business (whether or not incorporated) under common control with such Group Member within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA). “ERISA Event”: any of (a) a Reportable Event with respect to a Pension Plan; (b) the failure by any Group Member or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules; (c) the incurrence by any Group Member or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (d) a complete or partial withdrawal by any Group Member or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Title IV of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Group Member or any ERISA Affiliate; (j) the engagement by any Group Member or any ERISA Affiliate in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a Lien upon any Group Member pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that could result in the posting of bond or security under Section 436(f)(1) of the Code. “Erroneous Payment”: as defined in Section 8.11(a).

20 “Erroneous Payment Subrogation Rights”: as defined in Section 8.11(d). “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Euro”: the single currency of the member states of the European Union in accordance with legislation of the European Union relating to the Economic and Monetary Union. “Event of Default”: any of the events specified in Section 7.1; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Evergreen Letter of Credit”: as defined in Section 2.7(b). “Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time and any successor statute. “Excluded Account”: any Deposit Account that is a (a) zero balance account, (b) withholding tax, trust, escrow, payroll, Customer Funds and other fiduciary account, used exclusively for such purpose and containing a balance maintained in a commercially reasonable manner in the ordinary course of business, including, without limitation, any Deposit Account in which all of the cash deposited is for the benefit of, or required to be paid to, any or all of customers, advertisers, publishers or brands of the Group Members in the ordinary course of business and (c) petty cash account, provided that the average balance each week of all such petty cash accounts does not exceed $1,000,000 in the aggregate at any time. “Excluded Subsidiary”: any Subsidiary that is (a) a Foreign Subsidiary, (b) an Immaterial Subsidiary, (c) any Domestic Subsidiary (i) that is a CFC Holdco or (ii) that is a direct or indirect Subsidiary of a CFC Holdco or of a Foreign Subsidiary. No Borrower or Guarantor shall be permitted to be designated as an Excluded Subsidiary. “Excluded Swap Obligations”: with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee Obligation of such Guarantor with respect to, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such Guarantee Obligation of such Guarantor, or the grant by such Guarantor of such Lien, becomes effective with respect to such Swap Obligation. If such a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee Obligation or Lien is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes”: any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.23) or (ii) such Lender changes its lending office, except in each case to the

21 extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(f) and (d) any withholding Taxes imposed under FATCA. “FASB ASC”: the Accounting Standards certification of the Financial Accounting Standards Board. “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCPA”: as defined in Section 3.28(b). “Federal Funds Effective Rate”: for any day, the greater of (a) 0.00% and (b) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by MUFG from 3 federal funds brokers of recognized standing selected by it. “Fee Letter”: prior to the First Amendment Effective Date, the Closing Date Fee Letter, and on and after the First Amendment Effective Date, the First Amendment Fee Letter. “First Amendment Effective Date”: April 4, 2025. “First Amendment Fee Letter”: the letter agreement dated as of June 28March 7, 20232025, between the Borrower and the Administrative Agent. “Flood Laws”: the National Flood Insurance Reform Act of 1994 and related legislation (including the regulations of the Board of Governors of the Federal Reserve System). “Floor”: (a) with respect to ABR, 2%, (b) with respect to Adjusted Term SOFR, 1%, and (c) with respect to any Benchmark Replacement, 1%. “Flow of Funds Agreement”: the spreadsheet or other similar statement prepared and certified by Borrower, regarding the disbursement of Loan proceeds, the funding and the payment of the fees and expenses of the Administrative Agent and the Lenders (including their respective counsel), and such other matters as may be agreed to by the Borrower, the Administrative Agent and the Lenders. “Foreclosed Borrower”: as defined in Section 2.26(j). “Foreign Lender”: (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Plan”: any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement).

22 “Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary. “Fronting Exposure”: at any time there is a Defaulting Lender, as applicable, (a) with respect to the Issuing Bank, such Defaulting Lender’s Revolving Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Percentage of outstanding Swingline Loans made by the Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Fund”: any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funding Office”: the Revolving Loan Funding Office. “GAAP”: generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 6.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 3.1. In the event that any “Accounting Changes” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC, or the adoption of IFRS. “Governmental Approval”: any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority”: the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank), and any group or body charged with setting accounting or regulatory capital rules or standards (including the Financial Standards Board, the Bank for International Settlements, the Basel Committee on Banking Supervision and any successor or similar authority to any of the foregoing). “Group Members”: the collective reference to the Borrower and its Subsidiaries. “Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement to be executed and delivered by the Loan Parties. “Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including

23 a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. “Guarantors”: a collective reference to each Subsidiary of the Borrower which has become a Guarantor pursuant to the requirements of Section 5.12 hereof and the Guarantee and Collateral Agreement. For the avoidance of doubt, no Excluded Subsidiary shall be required to become a Guarantor. “Hazardous Materials”: any substance, material or waste that is defined, regulated, governed or otherwise characterized under any Environmental Law as hazardous or toxic or as a pollutant or contaminant (or by words of similar meaning and regulatory effect), any petroleum or petroleum products, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, molds or fungus, and radioactivity, radiofrequency radiation at levels known to be hazardous to human health and safety. “Hostile Acquisition”: any acquisition that has not, at the time of the first public announcement of an offer relating thereto, been approved by the board of directors (or other legally recognized governing body) of the Person to be acquired; except that with respect to any acquisition of a non-U.S. Person, an otherwise friendly acquisition shall not be deemed to be unfriendly if it is not customary in such jurisdiction to obtain such approval prior to the first public announcement of an offer relating to a friendly acquisition. “IFRS”: international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein. “Illegality Notice”: as defined in Section 2.19. “Immaterial Subsidiary”: as of the last day of each fiscal quarter and at any other date of determination, any Subsidiary of any Loan Party designated as such by such Loan Party in writing and which as of such date (a) holds assets representing 5% or less of the Borrower’s consolidated total assets as of such date (determined in accordance with GAAP), (b) has generated less than 5% of the Recurring RevenueBorrower’s consolidated total revenues determined in accordance with GAAP for the trailing four fiscal quarter period ending on the last day of the most recent period for which financial statements have been delivered after the Closing Date pursuant to Section 5.1(b); provided that all Subsidiaries that are individually “Immaterial Subsidiaries” shall not have aggregate consolidated total assets that would represent 10% or more of the Borrower’s consolidated total assets as of such date or have generated 10%

24 or more of the Recurring RevenueBorrower’s consolidated total revenues for such trailing four fiscal quarter period, in each case determined in accordance with GAAP, (c) owns no Capital Stock of any Subsidiary that is not an Immaterial Subsidiary and (d) owns no Material Intellectual Property. No Borrower or Guarantor shall be permitted to be designated as an Immaterial Subsidiary. “Increase”: as defined in Section 2.28. “Increase Joinder”: an instrument, in form and substance reasonably satisfactory to the Administrative Agent, by which a Lender becomes a party to this Agreement pursuant to Section 2.28. “Incurred”: as defined in the definition of “Pro Forma Basis”. “Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) trade payables incurred in the ordinary course of such Person’s business that either (x) are not overdue by more than 120 days or (y) are being contested in good faith by appropriate dispute resolution or other proceedings; (ii) operating leases, licenses and similar accrued liabilities, in each case, incurred in the ordinary course of such Person’s business; and (iii) deferred compensation in the ordinary course of business payable to directors, officers and employees of any Group Member so long as such compensation is not evidenced by a note or similar written instrument (other than such incentive compensation plan’s governing documentation or any grant notices issued thereunder);, in each case, only to the extent due and payable but not yet paid), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and all Synthetic Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Stock, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation (limited to the lesser of (x) the amount of obligations secured and (y) the fair market value of such property), and

25 (j) the net obligations of such Person in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. “Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee”: as defined in Section 9.5(b). “Initial Recalculation Date”: as defined in the definition of “Applicable Margin”. “Insolvency Proceeding”: (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, administration, restructuring plan, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment or assignation for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. federal, state or foreign law, including any Debtor Relief Law. “Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. “Intellectual Property Security Agreement”: an intellectual property security agreement entered into between a Loan Party and the Administrative Agent pursuant to the terms of the Guarantee and Collateral Agreement in form and substance satisfactory to the Administrative Agent, together with each other intellectual property security agreement and supplement thereto delivered pursuant to Section 5.12, in each case as amended, restated, supplemented or otherwise modified from time to time. “Interest Payment Date”: (a) as to any ABR Loan (including any Swingline Loan), the last Business Day of each calendar quarter to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Term SOFR Borrowing, (i) having an Interest Period of 3 months or less, the last Business Day of such Interest Period and the final maturity date of such Loan and (ii) having an Interest Period longer than 3 months, each Business Day that is 3 months after the 1st day of such Interest Period, the last Business Day of such Interest Period and the final maturity date of such Loan, and (c) as to any Loan, the date of any repayment or prepayment made in respect thereof. “Interest Period”: as to any Term SOFR Borrowing, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such SOFR Loan and ending on the numerically corresponding day in the month that is 1, 3 or 6 months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such SOFR Loan and ending on the numerically corresponding day in the month that is 1, 3 or 6 months thereafter, as selected by the Borrower in a Notice of Conversion/Continuation delivered to the Administrative Agent not later than 12:00 P.M. on the date that is 3 U.S. Government Securities Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the

26 foregoing provisions relating to Interest Periods are subject to the following: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) the Borrower may not select an Interest Period under the Revolving Facility that would extend beyond the Revolving Termination Date (in the case of Revolving Facility); (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (iv) no tenor that has been removed from this definition pursuant to Section 2.17(b) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation. “Interest Rate Agreement”: any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is (a) for the purpose of hedging the interest rate exposure associated with the Group Members’ operations, and (b) not for speculative purposes. “Inventory”: all “inventory,” as such term is defined in the UCC, now owned or hereafter acquired by any Loan Party, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Loan Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitutes raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind used or consumed or to be used or consumed in such Loan Party’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software. “Investments”: as defined in Section 6.8. “IRS”: the Internal Revenue Service, or any successor thereto. “ISP”: with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank”: MUFG (through itself or through one of its designated Affiliates or branch offices), in its capacity as issuer of Letters of Credit hereunder, and each other Lender (if any) as the Borrower may from time to time select as an Issuing Bank hereunder pursuant to Section 2.7; provided that such Lender has agreed in writing to be an Issuing Bank. Any Issuing Bank may, with the consent of the Borrower (not to be unreasonably withheld, conditioned or delayed), arrange for one or more Letters of Credit to be issued by branches or Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate. Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto. “Judgment Currency”: as defined in Section 9.17.

27 “L/C Disbursements”: a payment made by an Issuing Bank pursuant to a Letter of Credit. “L/C Documents”: as to any Letter of Credit, each application therefor and any other document, agreement and instrument entered into by a Loan Party or a Subsidiary with or in favor of the applicable Issuing Bank and relating to such Letter of Credit. “L/C Fee”: as defined in Section 2.9(c). “L/C Issuing Bank Sublimit”: with respect to any Issuing Bank, on any date, the amount agreed to between such Issuing Bank and the Borrower and notified to and approved by the Administrative Agent. The initial amount of such Issuing Bank’s L/C Issuing Bank Sublimit is set forth on Schedule 1.1A or in the agreement pursuant to which it became an Issuing Bank, as applicable. The L/C Issuing Bank Sublimit of an Issuing Bank may be modified from time to time in accordance with Section 2.7(c), and notified to and approved by the Administrative Agent, which may amend Schedule 1.1A from time to time to reflect any such L/C Issuing Bank Sublimit modifications notified to it. “L/C Obligations”: at any time, the sum of (a) the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit at such time, determined without regard to whether any conditions to drawing could be met at that time, plus (b) the Dollar Equivalent of the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans by or on behalf of the Borrower at such time. The L/C Obligations of any Revolving Lender at any time shall be its Revolving Percentage of the total L/C Obligations at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the UCP or Rule 3.13 or Rule 3.14 of the ISP or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Revolving Lender shall remain in full force and effect until the Issuing Bank and the Revolving Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “L/C Sublimit”: an amount equal to the lesser of (a) $10,000,000 and (b) the total amount of the Revolving Commitments. The L/C Sublimit is part of, and not in addition to, the Revolving Facility. “LCA Election”: as defined in Section 1.6. “LCA Test Date”: as defined in Section 1.6. “Lenders”: as defined in the preamble hereto; provided that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include the Revolving Lenders, the Issuing Bank and the Swingline Lender. “Letter of Credit”: any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. Letters of Credit shall be available by sight payment and not by deferred payment, acceptance or negotiation. For the avoidance of doubt, the term Letter of Credit shall not include any letter of credit, demand guarantee or other undertaking issued by any Person (including any branch or Affiliate of an Issuing Bank) that is supported by a Letter of Credit issued by any Issuing Bank hereunder pursuant to a back-stop or counter-standby structure. “Lien”: any mortgage, deed of trust, pledge, hypothecation, collateral assignment, assignation, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any

28 preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing); provided that “Lien” shall not include (a) any operating lease entered into in the ordinary course of business or (b) precautionary UCC filings that do not otherwise evidence a Lien. “Limited Condition Acquisition”: any Permitted Acquisition which the Borrower or any of its Subsidiaries is contractually committed to consummate, which commitment is not conditioned on the availability of, or on obtaining, third party financing; provided, that, in the event the consummation of any such Permitted Acquisition shall not have occurred on or prior to the date that is 120 days following the signing of the applicable Limited Condition Acquisition Agreement, such Permitted Acquisition shall no longer constitute a Limited Condition Acquisition for any purpose. “Limited Condition Acquisition Agreement”: any agreement providing for a Limited Condition Acquisition. “Liquidity”: at any time, the sum of (a) Qualified Cash at such time, and (b) the Available Revolving Commitment at such time. “Loan”: any loan made or maintained by any Lender pursuant to this Agreement. “Loan Documents”: this Agreement, each Security Document, each Note, the Closing Date Fee Letter, the First Amendment Fee Letter, each Assignment and Assumption, each Compliance Certificate, each Notice of Borrowing, each Increase Joinder, each Notice of Conversion/Continuation, the Solvency Certificate, the Collateral Information Certificate, each L/C Document, each subordination agreement or intercreditor agreement entered into pursuant to this Agreement, and any agreement creating or perfecting rights in cash collateral pursuant to the provisions of Section 2.24, or otherwise, and any amendment, waiver, supplement or other modification to any of the foregoing. “Loan Parties”: each Group Member that is a party to a Loan Document as a Borrower or a Guarantor. “Material Adverse Effect”: (a) a material adverse change in, or a material adverse effect on, the business, operations, assets, properties or financial condition of the Group Members, taken as a whole; (b) a material impairment in the perfection or priority of the Administrative Agent’s lien on any collateral or a material adverse effect upon the legality, validity, binding effect or enforceability against any Group Member of any Loan Document to which it is a party or (c) a material adverse change in the ability of any Group Member to perform its obligations under any Loan Document to which it is contemplated to be a party. “Material Intellectual Property”: Intellectual Property that is material to the business of the Group Members. “Material Subsidiary”: all Subsidiaries other than Immaterial Subsidiaries. “Minimum Collateral Amount”: at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 105% (110% in the case of a Letter of Credit denominated in an Alternative Currency) of the Fronting Exposure of all Issuing Banks with respect to all Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and the Issuing Banks in their sole discretion.

29 “Minority Lender”: as defined in Section 9.1(b). “Moody’s”: Moody’s Investors Service, Inc. “Mortgaged Properties”: the real properties as to which, pursuant to Section 5.12(b) or otherwise, the Administrative Agent, for the benefit of the Secured Parties, shall be granted a Lien pursuant to the Mortgages. “Mortgages”: each of the mortgages, deeds of trust, deeds to secure debt or such equivalent documents hereafter entered into and executed and delivered by one or more of the Loan Parties to the Administrative Agent, in each case, as such documents may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time and in form and substance reasonably acceptable to the Administrative Agent. “MUFG”: as defined in the preamble hereto. “Multiemployer Plan”: any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Group Member or any ERISA Affiliate makes or is obligated to make contributions, during the preceding 5 plan years has made or been obligated to make contributions, or has any liability. “Multiple Employer Plan”: a Plan with respect to which any Group Member or any ERISA Affiliate is a contributing sponsor, and that has 2 or more contributing sponsors at least 2 of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Non-Consenting Lender”: any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Affected Lenders in accordance with the terms of Section 9.1 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender”: at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date”: as defined in Section 2.7(b). “Non-Lender Cash Cap”: at any time, an amount equal to the sum of (i) 20% of the Group Members’ total cash and Cash Equivalents at such time, plus (ii) the Restricted Amount at such time. “Note”: a Revolving Loan Note or a Swingline Loan Note. “Notice of Borrowing”: a notice substantially in the form of Exhibit G. “Notice of Conversion/Continuation”: a notice substantially in the form of Exhibit H. “Obligations”: (a) the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any Insolvency Proceeding relating to any Loan Party, whether or not a claim for post- filing or post-petition interest is allowed or allowable in such proceeding) the Loans and all other obligations and liabilities (including any reasonable and documented fees or out-of-pocket expenses that accrue after the filing of any petition in bankruptcy, or the commencement of any Insolvency Proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) of the Loan Parties (and the other Group Members in the cash of obligations in respect of Cash Management Services) to the Administrative Agent, the Issuing Bank, any other Lender, any applicable Cash Management Bank, and any Qualified Counterparty, whether direct or indirect, absolute or contingent,

30 due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Cash Management Agreement, any Specified Swap Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, payment obligations, fees, indemnities, costs, expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent, the Issuing Bank, any other Lender, any applicable Cash Management Bank, to the extent that any applicable Cash Management Agreement requires the reimbursement by any applicable Group Member of any such expenses, and any Qualified Counterparty) that are required to be paid by any Group Member pursuant any Loan Document, Cash Management Agreement, Specified Swap Agreement or otherwise and (b) Erroneous Payment Subrogation Rights. For the avoidance of doubt, the Obligations shall not include (a) any obligations arising under any warrants or other equity instruments issued by any Loan Party to any Lender, or (b) solely with respect to any Guarantor that is not a Qualified ECP Guarantor, any Excluded Swap Obligations of such Guarantor. “OFAC”: the Office of Foreign Assets Control of the United States Department of the Treasury and any successor thereto. “Operating Documents”: for any Person as of any date, such Person’s constitutional documents, formation documents and/or certificate of incorporation (or equivalent thereof), and, (a) if such Person is a corporation, its bylaws or memorandum and articles of association (or equivalent thereof) in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Original Letter of Credit Account Party”: as defined in Section 2.7(b). “Original Letter of Credit Agreements”: as defined in Section 2.7(b). “Other Connection Taxes”: with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes”: all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.23). “Overadvance”: as defined in Section 2.8. “Participant”: as defined in Section 9.6(d). “Participant Register”: as defined in Section 9.6(d). “Patriot Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Title III of Pub. L. 107-56, signed into law October 26, 2001.

31 “Payment Recipient”: as defined in Section 8.11(a). “PBGC”: the Pension Benefit Guaranty Corporation. “Pension Funding Rules”: the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan”: any employee pension benefit plan (including a Multiple Employer Plan that is an employee pension benefit plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Periodic Term SOFR Determination Day”: as defined in the definition of “Term SOFR”. “Permitted Acquisition”: as defined in Section 6.8(l). “Permitted Convertible Indebtedness”: unsecured Indebtedness of the Borrower that (a) as of the date of issuance thereof contains terms, conditions, covenants, conversion or exchange rights, redemption rights and offer to repurchase rights, in each case, as are typical and customary for notes of such type (as determined by the Borrower in good faith) and (b) is convertible or exchangeable into shares of common stock of the Borrower (or shares of stock, other similar securities of a successor Person that is not Disqualified Stockor other property or assets following a merger event, reclassification or or other change of the common stock of the Borrower), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that (i) such Permitted Convertible Indebtedness shall have a stated final maturity date that is no earlier than the date that is 91 days after the Revolving Termination Date (the “Earliest Date”) and shall not be subject to any conditions that could result in such stated final maturity occurring earlier than the Earliest Date (it being understood that any conversion of such notes (whether into cash, shares of common stock in the Borrower or any combination thereof), a repurchase of such notes on account of the occurrence of a “fundamental change” or any redemption of all or any portion of such notes at the option of the Borrower shall not be deemed to constitute a change in the stated final maturity thereof), (ii) such Permitted Convertible Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon any conversion of such Indebtedness (whether into cash, shares of common stock in the Borrower or any combination thereof), the occurrence of an event of default or a “fundamental change” or following the Borrower’s election to redeem such notes) prior to the Earliest Date, and (iii) no Group Member that is not a Loan Party shall have Guarantee Obligations with respect to obligations of the Borrower thereunder. “Permitted Equity Derivative Transaction”: any forward purchase, accelerated share repurchase, call option, warrant or other derivative transaction relating to Borrower’s common stock (or shares of stock, other similar securities of a successor Person that is not Disqualified Stockor other property or assets following a merger event, reclassification or or other change of the common stock of the Borrower) purchased or sold by Borrower in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of Borrower (or such other securities or property), cash or a combination thereof, as the same may be amended, restated, supplemented or otherwise modified from time to time; provided that (a) the aggregate net purchase price for such Permitted Equity Derivative Transactions does not exceed the net cash proceeds received by Borrower from the sale of the Permitted Convertible Indebtedness in connection with which such Permitted Equity Derivative Transactions were entered into,

32 and (b) the other terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the Borrower in good faith). “Person”: any natural Person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan”: any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of any Group Member, or any such plan to which any Group Member is required to contribute on behalf of any of its employees or with respect to which any Group Member has any liability. “Platform”: is any of Debt Domain, Intralinks, Syndtrak, DebtX, or a substantially similar electronic transmission system. “Preferred Stock”: the preferred Capital Stock of the Borrower. “Prime Rate”: the rate of interest per annum from time to time published in the money rates section of the Wall Street Journal or any successor publication thereto as the “prime rate” then in effect. “Pro Forma Basis”: with respect to any calculation or determination for any period, in making such calculation or determination on the specified date of determination (the “Determination Date”): (a) pro forma effect will be given to any Indebtedness incurred by the Group Members (including by assumption of then outstanding Indebtedness or by a Person becoming a Subsidiary) (“Incurred”) after the beginning of the applicable period and on or before the Determination Date to the extent the Indebtedness is outstanding or is to be Incurred on the Determination Date, as if such Indebtedness had been Incurred on the 1st day of such period; (b) pro forma calculations of interest on Indebtedness bearing a floating interest rate will be made as if the rate in effect on the Determination Date (taking into account any Swap Agreement applicable to the Indebtedness) had been the applicable rate for the entire reference period; (c) [reserved]; and (d) pro forma effect will be given to: (A) the acquisition or disposition of companies, divisions or lines of businesses by the Group Members, including any acquisition or disposition of a company, division or line of business since the beginning of the reference period by a Person that became a Subsidiary after the beginning of the applicable period; and (B) the discontinuation of any discontinued operations; in each case of clauses (A) and (B), that have occurred since the beginning of the applicable period and before the Determination Date as if such events had occurred, and, in the case of any disposition, the proceeds thereof applied, on the 1st day of such period. To the extent that pro forma effect is to be given to an acquisition or disposition of a company, division or line of business, the pro forma calculation will be calculated in good faith by a responsible financial or accounting officer of the Borrower in accordance with Regulation S-X under the Securities Act (excluding any management adjustments) based upon the most recent 4 full fiscal quarters for which the relevant financial information is available. “Projections”: as defined in Section 5.2(c). “Properties”: as defined in Section 3.17(a). “PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

33 “Qualified Cash”: at any time, the aggregate amount of unrestricted cash and Cash Equivalents held at such time by the Loan Parties in Deposit Accounts or Securities Accounts (a) maintained in the United States, and (b) subject to a first priority perfected Lien in favor of the Administrative Agent; provided that, notwithstanding the foregoing, from the Closing Date until 120 days following the Closing Date, Qualified Cash shall include the aggregate amount of unrestricted cash and Cash Equivalents held by the Loan Parties at such time. “Qualified Counterparty”: with respect to any Specified Swap Agreement, any counterparty thereto that is a Lender or an Affiliate of a Lender or, at the time such Specified Swap Agreement was entered into or as of the Closing Date, was the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender. “Qualified ECP Guarantor”: in respect of any Swap Obligation, (a) each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee Obligation of such Guarantor provided in respect of, or the Lien granted by such Guarantor to secure, such Swap Obligation (or guaranty thereof) becomes effective with respect to such Swap Obligation, and (b) any other Guarantor that (i) constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, or (ii) can cause another Person (including, for the avoidance of doubt, any other Guarantor not then constituting a “Qualified ECP Guarantor”) to qualify as an “eligible contract participant” at such time by entering into a “keepwell, support, or other agreement” as contemplated by Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Recipient”: (a) the Administrative Agent, (b) any Lender or (c) the Issuing Bank, as applicable. “Recurring Revenue”: with respect to any period, the difference of (a) all recurring revenues payable pursuant to binding written customer contracts of the Loan Parties during such period minus (b) any discounts, credits, reserves for bad debt, customer adjustments, or other offsets made during such period. For the avoidance of doubt, Recurring Revenue will (x) exclude one-time revenues or revenue derived from set-up fees, professional service fees or support fees, (y) be increased when new contracts for recurring services are signed and implemented, and (z) be reduced when contracts for recurring services are canceled or expire and are not renewed. “Register”: as defined in Section 9.6(c). “Regulation D”: Regulation D of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation T”: Regulation T of the Board as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U”: Regulation U of the Board as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation X”: Regulation X of the Board as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties”: with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

34 “Relevant Governmental Body”: the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Replacement Lender”: as defined in Section 2.23. “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived. “Required Lenders”: at any time, (a) if only one Lender holds the Revolving Commitments, such Lender; and (b) if more than one Lender holds the Revolving Commitments, then at least unaffiliated 2 Lenders who hold more than 50% of the sum of the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding; provided that for the purposes of this clause (b), the Revolving Commitments of, and the portion of the Revolving Loans and participations in L/C Obligations and Swingline Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided further that a Lender and its Affiliates shall be deemed one Lender for purposes of this definition. “Requirement of Law”: as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including, for the avoidance of doubt, the Basel Committee on Banking Supervision and any successor thereto or similar authority or successor thereto), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer”: with respect to any Loan Party, the chief executive officer, president, vice president, chief financial officer, treasurer, controller or comptroller or other authorized officer of such Loan Party, but in any event, with respect to financial matters, the chief financial officer, treasurer, controller or comptroller of such Loan Party. “Restricted Amount”: as defined in Section 5.10. “Restricted Payments”: as defined in Section 6.6. “Revaluation Date”: with respect to any Letter of Credit, each of the following: (a) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (b) each date of any payment by the Issuing Bank under any Letter of Credit denominated in an Alternative Currency, and (c) such additional dates as the Administrative Agent or the Issuing Bank shall determine or the Required Lenders shall require. “Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof (including in connection with assignments permitted hereunder), and including any Increase pursuant to Section 2.28. The original amount of the Total Revolving Commitments is $100,000,000.

35 “Revolving Commitment Period”: the period from and including the Closing Date to the Revolving Termination Date. “Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, plus (b) such Lender’s Revolving Percentage of the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (c) such Lender’s Revolving Percentage of the Dollar Equivalent of the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time, plus (d) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding. “Revolving Facility”: the Revolving Commitments and the extensions of credit made thereunder. “Revolving Lender”: each Lender that has a Revolving Commitment or that holds Revolving Loans. “Revolving Loan Conversion”: as defined in Section 2.7(f). “Revolving Loan Funding Office”: the office of the Administrative Agent specified in Section 9.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders. “Revolving Loan Note”: a promissory note in the form of Exhibit F-1, as it may be amended, supplemented or otherwise modified from time to time. “Revolving Loans”: as defined in Section 2.4(a). “Revolving Percentage”: as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments or, at any time after the Revolving Commitments of all Lenders shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of all Revolving Loans then outstanding; provided that in the event that the Revolving Loans are paid in full prior to the reduction to zero of the Total Revolving Commitments, the Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be held by the Revolving Lenders on a comparable basis. “Revolving Termination Date”: August 1April 4, 20282030. “S&P”: Standard & Poor’s Ratings Services. “Sale Leaseback Transaction”: any arrangement with any Person or Persons, whereby in contemporaneous or substantially contemporaneous transactions a Loan Party sells substantially all of its right, title and interest in any property and, in connection therewith, acquires, leases or licenses back the right to use all or a material portion of such property. “Same Day Funds”: (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

36 “Sanction(s)”: any sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority. “SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority. “Secured Parties”: the collective reference to the Administrative Agent, the Lenders (including any Issuing Bank in its capacity as Issuing Bank and any Swingline Lender in its capacity as Swingline Lender), any Cash Management Bank (in its or their respective capacities as providers of Cash Management Services), and any Qualified Counterparties. “Securities Account”: any “securities account” as defined in the UCC with such additions to such term as may hereafter be made. “Securities Account Control Agreement”: any Control Agreement entered into by the Administrative Agent, a Loan Party and a securities intermediary holding a Securities Account of such Loan Party pursuant to which the Administrative Agent is granted “control” (for purposes of the UCC) over such Securities Account. “Securities Act”: the Securities Act of 1933, as amended from time to time and any successor statute. “Security Documents”: the collective reference to (a) the Guarantee and Collateral Agreement, (b) the Mortgages, (c) each Intellectual Property Security Agreement, (d) each Deposit Account Control Agreement, (e) each Securities Account Control Agreement, (f) all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the Obligations of any Loan Party arising under any Loan Document, (g) each Pledge Supplement (as defined in the Guarantee and Collateral Agreement), (h) each Assumption Agreement (as referenced in the Guarantee and Collateral Agreement), (i) all other security documents hereafter delivered to any applicable Cash Management Bank granting a Lien on any property of any Person to secure the Obligations of any Group Member arising under any Cash Management Agreement, and (j) all financing statements, fixture filings, patent, trademark and copyright filings, assignments, acknowledgments and other filings, documents and agreements made or delivered pursuant to any of the foregoing. “SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Borrowing”: as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Determination Day”: as defined in the definition of “Daily Simple SOFR”. “SOFR Loan”: a loan resulting from a Term SOFR Borrowing.

37 “SOFR Rate Day”: as defined in the definition of “Daily Simple SOFR”. “SOFR Tranche”: the collective reference to SOFR Loans under the Revolving Facility, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day). “Solvency Certificate”: the Solvency Certificate, dated the Closing Date, delivered to the Administrative Agent pursuant to Section 4.1(s), which Solvency Certificate shall be in substantially the form of Exhibit C. “Solvent”: when used with respect to any Person, as of any date of determination, (a) the amount of the “fair value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise,” as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the “present fair saleable value” of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability, as of such date, of such Person on its debts as such debts become absolute and matured, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) as of such date, such Person will be able to pay its debts generally as they mature. For purposes of this definition, (i) “debt” means liability on a “claim,” and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. “Specified Swap Agreement”: any Swap Agreement entered into by a Loan Party and any Qualified Counterparty (or any Person who was a Qualified Counterparty as of the Closing Date or as of the date such Swap Agreement was entered into) to the extent permitted under Section 6.12; provided that no forward purchase, accelerated share repurchase, call option, warrant or other derivative transaction constituting a Permitted Equity Derivative Transaction shall be deemed to be a “Specified Swap Agreement”. “Spot Rate”: for any currency, the rate determined by the Administrative Agent to be the rate quoted by the Administrative Agent as the spot rate for the purchase of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date 2 Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by it if the Administrative Agent does not have as of the date of determination a spot buying rate for any such currency. “Subordinated Debt Document”: any agreement, certificate, document or instrument executed or delivered by any Group Member and evidencing Indebtedness of any Group Member which is subordinated to the Obligations (including payment, lien and remedies subordination terms, as applicable) in a manner approved in writing by the Administrative Agent, and any renewals, modifications, or amendments thereof which are not prohibited by this Agreement and the applicable subordination agreement or are otherwise approved in writing by the Administrative Agent. “Subordinated Indebtedness”: Indebtedness of a Loan Party contractually subordinated to the Obligations pursuant to subordination terms (including payment, lien and remedies subordination terms, as applicable) reasonably acceptable to the Administrative Agent.

38 “Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. “Surety Indebtedness”: as of any date of determination, indebtedness (contingent or otherwise) owing to sureties arising from surety bonds issued on behalf of any Group Member as support for, among other things, their contracts with customers, whether such indebtedness is owing directly or indirectly by such Group Member. “Swap Agreement”: any agreement with respect to any swap, hedge, forward, future or derivative transaction or option or similar agreement (including without limitation, any Interest Rate Agreement) involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Group Members shall be deemed to be a “Swap Agreement.” “Swap Obligation”: with respect to any Guarantor, any obligation of such Guarantor to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value”: in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date any such Swap Agreement has been closed out and termination value determined in accordance therewith, such termination value, and (b) for any date prior to the date referenced in clause (a), the amount determined as the mark-to-market value for such Swap Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Qualified Counterparty). “Swingline Borrowing”: a borrowing of a Swingline Loan. “Swingline Lender”: MUFG, in its capacity as lender of Swingline Loans hereunder, or such other Lender as the Borrower may from time to time select as the Swingline Lender hereunder pursuant to Section 2.6; provided that such Lender has agreed to be a Swingline Lender. “Swingline Loan”: a loan made by a Swingline Lender to the Borrower pursuant to Section 2.6. “Swingline Loan Note”: a promissory note in the form of Exhibit F-2, as it may be amended, supplemented or otherwise modified from time to time. “Swingline Sublimit”: an amount equal to the lesser of (a) $10,000,000 and (b) the total amount of the Revolving Commitments. The Swingline Sublimit is part of, and not in addition to, the Revolving Facility. “Synthetic Lease Obligation”: the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use of property creating obligations that

39 do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes”: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR”: (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is 2 U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than 3 U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of 1 month on the day (such day, the “ABR Term SOFR Determination Day”) that is 2 U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than 3 U.S. Government Securities Business Days prior to such ABR SOFR Determination Day. “Term SOFR Adjustment”: 0.10% per annum for each applicable tenor. “Term SOFR Administrator”: the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Borrowing”: as to any Borrowing, the Loans bearing interest at a rate based on Adjusted Term SOFR comprising such Borrowing other than pursuant to clause (c) of the definition of “ABR”. “Term SOFR Reference Rate”: the forward-looking term rate based on SOFR. “Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect, as may be Increased pursuant to Section 2.28 or decreased pursuant to Section 2.10. “Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit outstanding at such time.

40 “Trade Date”: as defined in Section 9.6(b)(i)(B). “Type”: as to any Loan, its nature as an ABR Loan or a SOFR Loan. “UCP”: the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time). “UFCA”: as defined in Section 2.26(l). “UFTA”: as defined in Section 2.26(l). “UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uniform Commercial Code” or “UCC”: the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the State of New York, or as the context may require, any other applicable jurisdiction. “United States” and “U.S.”: the United States of America. “USCRO”: the U.S. Copyright Office. “USPTO”: the U.S. Patent and Trademark Office. “U.S. Government Securities Business Day”: any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person”: any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate”: as defined in Section 2.20(f). “Withholding Agent”: as applicable, any of any applicable Loan Party and the Administrative Agent, as the context may require. “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability

41 arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. (b) As used herein and in the other Loan Documents, and in any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to agreements (including this Agreement) or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated, amended and restated or otherwise modified from time to time, (vi) the words “renew”, “renewal” and variations thereof as used herein with respect to a Letter of Credit means to extend the term of such Letter of Credit or to reinstate an amount drawn under such Letter of Credit or both, (vii) unless specified herein, any reference to any Person shall include its successors and permitted assigns in the capacity indicated, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities, and (viii) unless specified herein, any reference to any Requirements of Law in any of the Loan Documents shall include all references to such Requirements of Law as amended. (c) Any reference to a given time of day shall, unless otherwise specified, be deemed to refer to Eastern time. (d) The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless otherwise specified. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (ii) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement, (iii) all references herein to Schedules (other than Schedule 1.1A attached hereto) shall be construed to refer to the Schedules to the Disclosure Letter and (iv) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. (f) All parties to this Agreement and the other Loan Documents (i) acknowledge that (A) they have had an opportunity to review this Agreement and the other Loan Documents to which they are a party, consult an attorney before signing this Agreement or the other Loan Documents to which they

42 are a party, and have in fact consulted an attorney and (B) this Agreement and the other Loan Documents have been jointly drafted by the parties thereto and (ii) agree that no party to this Agreement nor any other Loan Document shall be deemed to be the drafter of this Agreement or such Loan Document, as applicable, and that any rule of interpretation or construction requiring that the language of this Agreement or any of the other Loan Documents be construed against the drafter is inapplicable to this Agreement and the other Loan Documents. 1.3 Rounding Rates. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, or any other Benchmark, in each case, pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.4 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. 1.5 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. 1.6 Limited Condition Acquisition. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when calculating any applicable ratio or determining other compliance with this Agreement (including the determination of compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom) in connection with the consummation of a Limited Condition Acquisition, the date of determination of such

43 ratio and determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom or other applicable covenant shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”), and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Acquisition to be entered into in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds of such incurrence) as if they occurred at the beginning of the four consecutive fiscal quarter period being used to calculate such financial ratio ending prior to the LCA Test Date, the Borrower could have taken such action on the relevant LCA Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with. For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio, basket or amount at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios, transactions or actions, such baskets, ratios or amounts and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (y) such ratios, transactions or actions, such baskets, ratios or amounts and other provisions shall not be tested at the time of consummation of such Limited Condition Acquisition. 1.7 Alternative Currencies. (a) The Borrower may from time to time request that Letters of Credit (each a “Credit Extension”) be made or issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into Dollars. Any such request shall be subject to the approval of the Administrative Agent and the Issuing Bank. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the Issuing Bank, in their sole discretion). After receipt of such request, the Administrative Agent shall promptly notify the Issuing Bank thereof. The Issuing Bank shall notify the Administrative Agent, not later than ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the Credit Extension in such requested currency. (c) Any failure by the Issuing Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by the Issuing Bank to be issued in such requested currency. If the Administrative Agent and the Issuing Bank consent to the Credit Extension in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.7, the Administrative Agent shall promptly so notify the Borrower. Any specified currency of a Credit Extension that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of “Alternative Currency” shall be deemed an Alternative Currency with respect to such Credit Extension only. (d) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. (e) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

44 (f) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. (g) With respect to each Credit Extension, if (i) Administrative Agent notifies Borrower that it does not agree to the applicable currency (provided that the decision of whether or not to agree to such currency shall be made in Administrative Agent’s reasonable discretion); or (ii) Administrative Agent is not satisfied that all necessary governmental and other approvals, authorizations and consents have been obtained; or (iii) Administrative Agent determines that it is not feasible for a Credit Extension to be denominated in such currency, then unless Administrative Agent otherwise agrees, such Credit Extension shall be made in a currency determined by Administrative Agent which shall be either Dollars or an Alternative Currency. (h) Each Credit Extension shall remain, and shall be paid or repaid (as the case may be) in the currency in which it was made, but this shall not restrict the right of Administrative Agent to apply the proceeds of Collateral denominated in one currency against Obligations denominated in another currency, and to effect any necessary currency conversion. 1.8 Exchange Rates. (a) The Administrative Agent or the Issuing Bank, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable. (b) Wherever in this Agreement the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be. SECTION 2 AMOUNT AND TERMS OF COMMITMENTS 2.1 [Reserved]. 2.2 [Reserved]. 2.3 [Reserved]. 2.4 Revolving Commitments. (a) Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (each, a “Revolving Loan” and, collectively, the “Revolving Loans”) to the

45 Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to the aggregate outstanding amount of the Swingline Loans, the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit, and the Dollar Equivalent of the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans, incurred on behalf of the Borrower and owing to such Lender, does not exceed the amount of such Lender’s Revolving Commitment. In addition, such aggregate obligations shall not at any time exceed the Total Revolving Commitments in effect at such time. During the Revolving Commitment Period the Borrower may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be SOFR Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13. Borrowings of more than one Type may be outstanding at the same time. (b) The Borrower shall repay all outstanding Revolving Loans (including all Overadvances) on the Revolving Termination Date. 2.5 Procedure for Revolving Loan Borrowing. The Borrower may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day; provided that the Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing which must be received by the Administrative Agent prior to 12:00 P.M. (a) 3 U.S. Government Securities Business Days prior to the requested Borrowing Date, in the case of SOFR Loans, or (b) 1 Business Day prior to the requested Borrowing Date, in the case of ABR Loans (provided that any such Notice of Borrowing of ABR Loans under the Revolving Facility to finance payments under Section 2.7(f) may be given not later than 10:00 A.M. on the date of the proposed borrowing), in each such case, specifying (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date, (iii) the respective amounts of each such Type of Loan, (iv) in the case of Term SOFR Borrowings, the respective lengths of the initial Interest Period therefor, and (v) instructions for remittance of the proceeds of the applicable Loans to be borrowed. If no Interest Period is specified with respect to any requested Term SOFR Borrowing, the Borrower shall be deemed to have selected an Interest Period of 1 month’s duration. Each borrowing under the Revolving Commitments shall be in an amount equal to in the case of ABR Loans or SOFR Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Commitments are less than $1,000,000, such lesser amount); provided that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are ABR Loans in other amounts pursuant to Section 2.6. Upon receipt of any such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each such borrowing available to the Administrative Agent for the account of the Borrower at the Revolving Loan Funding Office prior to 1:00 P.M. on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting such account as is designated in writing to the Administrative Agent by the Borrower with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent or, if so specified in the Flow of Funds Agreement, the Administrative Agent shall wire transfer all or a portion of such aggregate amounts in accordance with the wire instructions specified in the Flow of Funds Agreement. 2.6 Swingline Loans. (a) Subject to the terms and conditions set forth herein, each Swingline Lender, in reliance on the agreements of the Revolving Lenders set forth in this Section, may in its sole discretion make Swingline Loans to the Borrower from time to time on any Business Day during the Revolving Commitment Period, in an aggregate principal amount that will not result in (i) the Aggregate Exposure of

46 any Revolving Lender exceeding its Revolving Commitment, (ii) the total Aggregate Exposure of all Revolving Lenders exceeding the Total Revolving Commitments at such time or (iii) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit; provided, further, that no Swingline Lender shall make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. The Swingline Lender shall not make a Swingline Loan during the period commencing at the time it has received notice (by telephone or in writing) from the Administrative Agent at the request of any Revolving Lender, acting in good faith, that one or more of the applicable conditions specified in Section 4.2 (other than Section 4.2(d)) is not then satisfied and has had a reasonable opportunity to react to such notice and ending when such conditions are satisfied or duly waived. (b) Each Swingline Borrowing shall be made upon the Borrower’s notice to the applicable Swingline Lender and the Administrative Agent. Each such notice shall be in the form of a written Notice of Borrowing, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone (if promptly confirmed in writing by delivery of such a written Notice of Borrowing consistent with such telephonic notice) and must be received by such applicable Swingline Lender and the Administrative Agent not later than 12:00 p.m. on the date of the requested Swingline Borrowing, and such notice shall specify (i) the amount to be borrowed, which shall be in a minimum of $1,000,000 or a whole multiple of $100,000 in excess thereof, and (ii) the date of such Swingline Borrowing (which shall be a Business Day). Subject to the terms and conditions set forth herein, such Swingline Lender shall make each Swingline Loan available to the Borrower by credit to the Borrower’s account with such Swingline Lender or by wire transfer in accordance with instructions provided to (and reasonably acceptable to) such Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an L/C Disbursement as provided in Section 2.7(f), by remittance to the respective Issuing Bank), not later than 3:00 p.m. on the requested date of such Swingline Loan. (c) Immediately upon the making of a Swingline Loan by a Swingline Lender, and without any further action on the part of such Swingline Lender or the Revolving Lenders, such Swingline Lender hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Swingline Lender, a participation in such Swingline Loan equal to such Revolving Lender’s Revolving Percentage of the amount of such Swingline Loan. Each Swingline Lender may, by written notice given to the Administrative Agent not later than 10:00 a.m., on any Business Day, require the Revolving Lenders to fund participations on such Business Day in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will fund such participations. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Revolving Percentage of each such Swingline Loan. Each Revolving Lender hereby absolutely, unconditionally and irrevocably agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for the account of the applicable Swingline Lender, such Revolving Lender’s Revolving Percentage of each such Swingline Loan. Each Revolving Lender acknowledges and agrees that its obligation to acquire and fund participations in Swingline Loans pursuant to this paragraph is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.5 with respect to Loans made by such Revolving Lender (and Section 2.5 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Revolving Lenders.

47 (d) The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan funded pursuant to the preceding paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the applicable Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan made by such Swingline Lender after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent. Any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to the preceding paragraph and to such Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof. (e) Any Swingline Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the Revolving Lenders and the Borrower. Following such notice of resignation from the Swingline Lender, the Swingline Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the Required Lenders and the successor Swingline Lender. After the resignation of a Swingline Lender hereunder, the retiring Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement and the other Loan Documents with respect to Swingline Loans made by it prior to such resignation, but shall not be required to make any additional Swingline Loans. 2.7 Letters of Credit (a) Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.4, the Borrower may request any Issuing Bank, in reliance on (among other things) the agreements of the Revolving Lenders set forth in this Section, to issue, at any time and from time to time during the Revolving Commitment Period, Letters of Credit denominated in Dollars or an Alternative Currency for its own account or, subject to Section 2.7(l), the account of any of its Subsidiaries in such form as is acceptable to the Administrative Agent and such Issuing Bank in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments. (b) To request the issuance of a Letter of Credit (or the extension of its term, reinstatement of amounts paid, or other amendment of its terms and conditions), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the respective Issuing Bank) to an Issuing Bank selected by it and to the Administrative Agent (reasonably in advance of the requested date of issuance, extension, reinstatement or other amendment) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be extended, reinstated or otherwise amended, and specifying the date of issuance, extension, reinstatement or other amendment (which shall be a Business Day), the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, extend, reinstate or otherwise amend such Letter of Credit. If requested by the respective Issuing Bank, the Borrower also shall submit a letter of credit application and reimbursement agreement on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. If the Borrower so requests in any notice requesting the issuance of a Letter of Credit (or the amendment of an outstanding Letter of Credit), the applicable Issuing Bank may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Evergreen Letter of Credit”); provided that any such Evergreen Letter of Credit shall

48 permit such Issuing Bank to prevent any such extension at least once in each one-year period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such one-year period to be agreed upon by the Borrower and the applicable Issuing Bank at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Evergreen Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to Section 2.7(d); provided, that such Issuing Bank shall not (i) permit any such extension if it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent that the Required Lenders have elected not to permit such extension or (ii) be obligated to permit such extension if (A) such Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (except that the expiration date may be extended to a date that is no more than one year from the then-current expiration date), or (B) it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Lender or the Borrower that one or more of the applicable conditions set forth in Section 4.2 is not then satisfied, and in each such case directing such Issuing Bank not to permit such extension. If (i) any letter of credit has been previously issued by an Issuing Bank, (ii) the reimbursement obligations of the account party (the “Original Letter of Credit Account Party”) relating to such letter of credit have been or are assumed in writing by the Borrower pursuant to a Permitted Acquisition or other transaction permitted under this Agreement, (iii) after giving effect to the inclusion of such letter of credit as a Letter of Credit hereunder, the provisions of Section 2.7(c) shall not be contravened, (iv) such letter of credit satisfies all of the requirements of a Letter of Credit hereunder, and (v) the conditions of Sections 5.1 and 5.2 are satisfied, then upon the written request (which request shall include a statement that the foregoing requirements (i) through (v), inclusive, have been satisfied) of the Borrower to such Issuing Bank (consented to in writing by such Issuing Bank) and the submission by the Borrower to the Administrative Agent of a copy of such request bearing such consent, such letter of credit shall be (from the date of such consent of such Issuing Bank) deemed a Letter of Credit for all purposes of this Agreement and the other Loan Documents and considered issued hereunder pursuant to the terms hereof (the terms hereof and of the other Loan Documents shall govern and prevail in the case of any conflict with the provisions of the agreement(s) pursuant to which such letter of credit had been issued (such agreement(s), the “Original Letter of Credit Agreements”), and such Issuing Bank shall be deemed to have released the Original Letter of Credit Account Party and the Borrower, as applicable, from the Original Letter of Credit Agreements to the extent of such conflict). Notwithstanding that any such assumed letter of credit is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower agrees that it shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such letter of credit. (c) A Letter of Credit shall be issued, extended, reinstated or otherwise amended only if (and upon issuance, extension, reinstatement or other amendment of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, extension, reinstatement or other amendment (i) the sum of (x) the Dollar Equivalent of the aggregate amount of the outstanding Letters of Credit issued by any Issuing Bank plus (y) the Dollar Equivalent of the aggregate amount of all L/C Disbursements made by such Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower shall not exceed its L/C Issuing Bank Sublimit, (ii) the Dollar Equivalent of the aggregate L/C Obligations shall not exceed the L/C Sublimit, (iii) the Aggregate Exposure of any Revolving Lender shall not exceed its Revolving Commitment and (iv) the total Aggregate Exposure of all Revolving Lenders shall not exceed the Total Revolving Commitments. The Borrower may, at any time and from time to time, increase or reduce the L/C Issuing Bank Sublimit of any Issuing Bank with the consent of such Issuing

49 Bank and the Administrative Agent; provided that the Borrower shall not reduce the L/C Issuing Bank Sublimit of any Issuing Bank if, after giving effect to such reduction, any of the conditions set forth in clauses (i) through (iv) above shall not be satisfied. An Issuing Bank shall not be under any obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or request that such Issuing Bank refrain from issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Bank shall prohibit the issuance of letters of credit generally or such Letter of Credit in particular, or any such order, judgment or decree, or Requirement of Law shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Closing Date and that such Issuing Bank in good faith deems material to it; (ii) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally; (iii) except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial amount less than $50,000; or (iv) such Letter of Credit is not denominated in Dollars or an Alternative Currency. An Issuing Bank shall be under no obligation to issue any amendment to any Letter of Credit if such Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof. (d) Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, one year after the then-current expiration date of such Letter of Credit) and (ii) the date that is 5 Business Days prior to the Revolving Termination Date. (e) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the term thereof), and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, such Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Revolving Percentage of the Dollar Equivalent of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any extension, reinstatement or other amendment of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for the account of the respective Issuing Bank, such Revolving Lender’s Revolving Percentage of each L/C Disbursement (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) made by such Issuing Bank promptly upon the request of such Issuing Bank at any time from the time of such L/C Disbursement until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the

50 Revolving Termination Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.5 with respect to Loans made by such Revolving Lender (and Section 2.5 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the respective Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to Section 2.7(f), the Administrative Agent shall distribute such payment to the respective Issuing Bank or, to the extent that the Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement. Each Revolving Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Revolving Lender’s Revolving Percentage of the Dollar Equivalent of the aggregate amount available to be drawn under such Letter of Credit at each time such Revolving Lender’s Revolving Commitment is amended pursuant to the operation of Section 2.28, as a result of an assignment in accordance with Section 9.6 or otherwise pursuant to this Agreement. (f) If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such Issuing Bank in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 p.m. on (i) the Business Day that the Borrower receives notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.4 or Section 2.6 that such payment be financed with an ABR Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing or Swingline Loan, as applicable (a “Revolving Loan Conversion”). In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the Issuing Bank in such Alternative Currency, unless (A) the Issuing Bank (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified the Issuing Bank promptly following receipt of the notice of drawing that the Borrower will reimburse the Issuing Bank in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the Issuing Bank shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. In the event that a drawing denominated in an Alternative Currency is to be reimbursed in Dollars and the Dollar amount paid by the Borrower shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the Borrower agrees, as a separate and independent obligation, to indemnify the Issuing Bank for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Revolving Percentage thereof. (g) The Borrower’s obligation to reimburse L/C Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of this Agreement or any Letter of Credit, or any term or provision herein or therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement in such draft or other document being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or

51 (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Revolving Lenders, any Issuing Bank, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the respective Issuing Bank or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, document, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the respective Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable Requirements of Law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), an Issuing Bank shall be deemed to have exercised care in each such determination, and that: (i) an Issuing Bank may replace a purportedly lost, stolen, or destroyed original Letter of Credit or amendment thereto with a replacement marked as such or waive a requirement for its presentation; (ii) an Issuing Bank may accept documents that appear on their face to be in substantial compliance with the terms and conditions of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms and conditions of such Letter of Credit (even if not in strict compliance with the terms and conditions of such Letter of Credit) and without regard to any non-documentary condition in such Letter of Credit; (iii) an Issuing Bank shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms and conditions of such Letter of Credit; and (iv) this Section 2.7(g) shall establish the standard of care to be exercised by an Issuing Bank when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable Requirements of Law, any standard of care stricter than the foregoing). Without limiting the foregoing, none of the Administrative Agent, the Revolving Lenders, any Issuing Bank, or any of their respective Related Parties shall have any liability or responsibility by reason of (i) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (ii) an Issuing Bank declining to take up documents and make payment (A) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor or (B) following a Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (iii) an Issuing Bank retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to such Issuing Bank. The Borrower’s obligation under this Section 2.7 shall not be impacted by any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally.

52 Unless otherwise expressly agreed by an Issuing Bank and the Borrower when a Letter of Credit is issued by such Issuing Bank, (i) the rules of the ISP shall be stated therein to apply to each standby Letter of Credit, and (ii) the rules of the UCP shall be stated therein to apply to each commercial Letter of Credit. Notwithstanding the foregoing, no Issuing Bank shall be responsible to the Borrower for, and such Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of such Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the laws or any order of a jurisdiction where such Issuing Bank or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the International Chamber of Commerce Banking Commission, the Bankers Association for Finance and Trade (BAFT), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such laws or practice rules. An Issuing Bank shall have all of the benefits and immunities (but not the obligations) (A) provided to the Administrative Agent in Section 8 with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and L/C Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Section 8 included such Issuing Bank with respect to such acts or omissions, and (B) as additionally provided herein with respect to the such Issuing Bank. (h) The Issuing Bank for any Letter of Credit shall, within the time allowed by applicable Requirements of Law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if such Issuing Bank has made or will make an L/C Disbursement thereunder; provided that such notice need not be given prior to payment by the Issuing Bank and any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such L/C Disbursement. (i) If the Issuing Bank for any Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to ABR Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.15(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section to reimburse such Issuing Bank for such L/C Disbursement shall be for the account of such Revolving Lender to the extent of such payment. (j) Any Issuing Bank may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.9(c). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to include such successor or any previous Issuing Bank, or such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit

53 issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or to extend, reinstate, or otherwise amend any then existing Letter of Credit. Any Issuing Bank may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the Revolving Lenders and the Borrower. After the resignation of an Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or to extend, reinstate, or otherwise amend any then existing Letter of Credit. (k) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with L/C Obligations representing at least 66-2/3% of the total L/C Obligations) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall immediately deposit into an account or accounts established and maintained on the books and records of the Administrative Agent (the “Collateral Account”) an amount in cash equal to 105% (110% in the case of a Letter of Credit denominated in an Alternative Currency) of the total L/C Obligations as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (f) of Section 7.1. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or paragraph (d) of this Section, if any L/C Obligations remain outstanding after the expiration date specified in said paragraph (d), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to 105% (110% in the case of a Letter of Credit denominated in an Alternative Currency) of such L/C Obligations as of such date plus any accrued and unpaid interest thereon. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse each Issuing Bank for L/C Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with L/C Obligations representing 66-2/3% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within 3 Business Days after all Events of Default have been cured or waived. (l) Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated as a primary obligor to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit and irrevocably waives any defenses that might otherwise be available to it as a guarantor or surety of obligations of such Subsidiary. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. To the extent that any Letter of Credit is issued for the account of any Subsidiary of the Borrower which is not a Loan Party, the Borrower agrees that (i) such Subsidiary shall have no rights against the Issuing Bank, the Administrative Agent or any Revolving Lender, (ii) the Borrower shall be responsible for the obligations in respect of such Letter of Credit under this Agreement and any application or reimbursement agreement, (iii) the Borrower shall

54 have sole right to give instructions and make agreements with respect to this Agreement and the Letter of Credit, and the disposition of documents related thereto, and (iv) the Borrower shall have all powers and rights in respect of any security arising in connection with the Letter of Credit and the transaction related thereto. The Borrower shall, at the request of the Issuing Bank, cause such Subsidiary to execute and deliver an agreement confirming the terms specified in the immediately preceding sentence and acknowledging that it is bound thereby. 2.8 Overadvances. If at any time or for any reason the aggregate amount of all Revolving Extensions of Credit of all of the Lenders exceeds the amount of the Total Revolving Commitments then in effect (any such excess, an “Overadvance”), the Borrower shall immediately pay the full amount of such Overadvance to the Administrative Agent, without notice or demand for application against the Revolving Extensions of Credit in accordance with the terms hereof. Any prepayment of any Revolving Loan that is a SOFR Loan hereunder shall be subject to Borrower’s obligation to pay any amounts owing pursuant to Section 2.21. 2.9 Fees. (a) Fee Letter. The Borrower agrees to pay to the Administrative Agent the fees specified in the Fee Letter. (b) Commitment Fee. As additional compensation for the Revolving Commitments, the Borrower shall pay to the Administrative Agent for the account of the Lenders, in arrears, on the last Business Day of each quarter prior to the Revolving Termination Date and on the Revolving Termination Date, a fee for the Borrower’s non-use of available funds in an amount equal to the Commitment Fee Rate per annum multiplied by the difference between (i) the Total Revolving Commitments (as they may be reduced from time to time) and (ii) the sum of (A) the average for the period of the daily closing balance of the Revolving Loans, excluding the aggregate principal amount of Swingline Loans which shall be deemed to be zero for purposes hereof, (B) the Dollar Equivalent of the aggregate undrawn amount of all Letters of Credit outstanding at such time and (C) the Dollar Equivalent of the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans at such time. (c) L/C Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a Letter of Credit fee with respect to its participations in each outstanding Letter of Credit (the “L/C Fee”) on the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit, which shall accrue at a rate per annum equal to the Applicable Margin applicable to SOFR Loans during the period from and including the later of the Closing Date and the issuance of such Letter of Credit to and including the later of the Revolving Termination Date and the date on which such Lender ceases to have any L/C Obligations. Accrued L/C Fees shall be payable in arrears on the last Business Day of each March, June, September and December, commencing on the first such date to occur after the Closing Date, and on the Revolving Termination Date; provided that any such fees accruing after the Revolving Termination Date shall be payable on demand. For purposes of computing the Dollar Equivalent of the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.7. (d) L/C Fronting Fees. The Borrower agrees to pay to each Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank at a rate per annum equal to 0.125% on the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit, during the period from and including the later of the Closing Date and the issuance of such Letter of Credit to and including the later of the Revolving Termination Date and the date on which such Issuing Bank ceases to have any obligations (contingent or otherwise) to make any L/C Disbursement

55 in respect of any Letter of Credit. Accrued fronting fees shall be payable in arrears on the last Business Day of each March, June, September and December, commencing on the first such date to occur after the Closing Date, and on the Revolving Termination Date; provided that any such fees accruing after the Revolving Termination Date shall be payable on demand. In addition, the Borrower agrees to pay to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect, which fees, costs and charges shall be payable to such Issuing Bank within 3 Business Days after its demand therefor and are nonrefundable. (e) Fees Nonrefundable. All fees payable under this Section 2.9 shall be fully earned on the date paid and nonrefundable. 2.10 Termination or Reduction of Revolving Commitments. The Borrower shall have the right, upon not less than 3 Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of the Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Commitments then in effect; provided further, that (x) if in connection with any such reduction or termination of the Revolving Commitments a SOFR Loan is prepaid on any day other than the Interest Payment Date therefor, the Borrower shall also pay any amounts owing pursuant to Section 2.21 and (y) if such notice indicates that such termination is to be conditioned upon the consummation of any refinancing, transaction or the occurrence of any event, such notice may be revoked if the financing, transaction or event is not consummated. 2.11 Optional Loan Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon providing an irrevocable notice to the Administrative Agent no later than 10:00 A.M. 3 U.S. Government Securities Business Days prior thereto, in the case of SOFR Loans, and no later than 10:00 A.M. one (1) Business Day prior thereto, in the case of ABR Loans, which notice shall specify the date and amount of the proposed prepayment; provided that if a SOFR Loan is prepaid, in whole or in part, on any day other than the Interest Payment Date therefor, the Borrower shall also pay any amounts owing pursuant to Section 2.21; provided further that if such notice indicates that such prepayment is to be funded with the proceeds of a refinancing, asset sale or other contingent event, such notice may be revoked if the financing or other transaction is not consummated. Upon receipt of any such notice, the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof. 2.12 [Reserved]. 2.13 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert SOFR Loans to ABR Loans by giving the Administrative Agent prior notice in a Notice of Conversion/Continuation of such election

56 no later than 12:00 P.M. 3 Business Days prior to the proposed conversion date; provided that any such conversion of SOFR Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to SOFR Loans by giving the Administrative Agent prior notice in a Notice of Conversion/Continuation of such election no later than 12:00 P.M. 3 U.S. Government Securities Business Days prior to the proposed conversion date (which notice, in the case of a Term SOFR Borrowing, shall specify the length of the initial Interest Period therefor); provided that no ABR Loan may be converted into a SOFR Loan when any Event of Default has occurred and is continuing. Upon receipt of any such notice, the Administrative Agent shall promptly notify each relevant Lender thereof. If no Interest Period is specified with respect to any Term SOFR Borrowing in a Notice of Conversion/Continuation delivered by the Borrower to the Administrative Agent, the Borrower shall be deemed to have selected an Interest Period of 1 month’s duration. (b) The Borrower may elect from time to time to continue any SOFR Loan by giving the Administrative Agent prior notice of such election in a Notice of Conversion/Continuation, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such SOFR Loan; provided that no SOFR Loan may be continued as such when any Event of Default has occurred and is continuing; provided further that (x) if the Borrower shall fail to give any required notice as described above in this paragraph, upon the expiration of the then current Interest Period, such SOFR Loans shall be automatically continued as SOFR Loans bearing interest at a rate based upon Adjusted Term SOFR and with an Interest Period of the same length as then expiring Interest Period or (y) if such continuation is not permitted pursuant to the preceding proviso, such SOFR Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. (c) After the occurrence and during the continuance of an Event of Default, (i) the Borrower may not elect to have a Loan be made or continued as, or converted to, a SOFR Loan after the expiration of any Interest Period then in effect for such Loan and (ii) any Notice of Conversion/Continuation given by the Borrower with respect to a requested conversion/continuation that has not yet occurred shall, at the Administrative Agent’s option, be deemed to be rescinded by the Borrower and be deemed a request to convert or continue Loans referred to therein as ABR Loans. 2.14 Limitations on SOFR Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of SOFR Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the SOFR Loans comprising each SOFR Tranche shall be equal to $1,000,000 or a whole multiple of $100,000 in excess thereof, and (b) no more than 7 SOFR Tranches shall be outstanding at any one time. 2.15 Interest Rates and Payment Dates. (a) Each Term SOFR Borrowing shall bear interest at a rate per annum equal to Adjusted Term SOFR for the Interest Period therefor plus the Applicable Margin. (b) Each ABR Loan (including any Swingline Loan) shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin. (c) During the continuance of an Event of Default, at the request of the Required Lenders, all outstanding Loans shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% (the “Default Rate”);

57 provided that the Default Rate shall apply to all outstanding Loans automatically and without any Required Lender consent therefor upon the occurrence of any Event of Default arising under Section 7.1(a) or (f). (d) Interest shall be payable in arrears on each Interest Payment Date; provided that (x) interest accruing pursuant to Section 2.15(c) shall be payable from time to time on demand and (y) in the event of any conversion of any SOFR Loan prior to the Interest Payment Date therefor, accrued interest on such SOFR Loan and any amounts owing pursuant to Section 2.21 shall be payable on the effective date of such conversion. 2.16 Computation of Interest and Fees; Conforming Changes. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360- day year for the actual days elapsed, except that, with respect to ABR that is based on the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.16(a). (c) In connection with the use or administration of any Benchmark, the Administrative Agent shall have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes shall become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of such Benchmark. 2.17 Inability to Determine Interest Rate. (a) Inability to Determine Interest Rate. Subject to Section 2.17(b), if, as of any date: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or (ii) the Required Lenders determine that for any reason, in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that “Adjusted Term SOFR” for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make and any right of the

58 Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans shall be suspended (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or, in the case of Term SOFR Borrowings, continuation of SOFR Loans (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans immediately or, in the case of a Term SOFR Borrowing, at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.21. Subject to Section 2.17(b), if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, in each case on any given day, the interest rate on ABR Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR” until the Administrative Agent revokes such determination. (b) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the 5th Business Day after the date notice of such Benchmark Replacement is provided to the affected Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.17(b)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.17(b), including any determination with respect to a tenor, rate or

59 adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.17(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (if applicable) (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (if applicable) (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or, in the case of Term SOFR Borrowings, continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (i) the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. 2.18 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments shall be made pro rata according to the respective Revolving Percentages, as the case may be, of the relevant Lenders. (b) [Reserved]. (c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders. (d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff and shall be made prior to 10:00 A.M. on the due date thereof to the Administrative Agent, for the account of the Lenders, at the applicable Funding Office, in Dollars (except as otherwise provided herein with respect to an Alternative Currency) and in Same Day Funds. If, for any reason, the Borrower is prohibited by any law from making any required payment

60 hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. All payments received by the Administrative Agent after 10:00 AM (for Dollars) and the Applicable Time (for Alternative Currencies) specified by the Administrative Agent, in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment hereunder (other than payments on the SOFR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a SOFR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension. (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the proposed date of any borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date in accordance with Section 2, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not in fact made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith, on demand, such corresponding amount with interest thereon, for each day from and including the date on which such amount is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, a rate equal to the greater of (A) the Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the rate per annum applicable to ABR Loans under the Revolving Facility. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Nothing herein shall be deemed to limit the rights of Administrative Agent or any Lender against any Loan Party. (g) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Section 2, and such funds are not

61 made available to the Borrower by the Administrative Agent because the conditions to the applicable extension of credit set forth in Section 4.1 or Section 4.2 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (h) The obligations of the Lenders hereunder to (i) [reserved], (ii) make Revolving Loans, (iii) fund its participations in L/C Disbursements in accordance with its respective Revolving Percentage, (iv) fund its participations in respect of any Swingline Loan, and (v) make payments pursuant to Section 9.5(c), as applicable, are several and not joint. The failure of any Lender to make any such Loan, to fund any such participation or to make any such payment under Section 9.5(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.5(c). (i) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (j) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees, Overadvances then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees, Overadvances then due to such parties, and (ii) second, toward payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (k) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the principal of or interest on any Loan made by it, its participation in the L/C Obligations or other obligations hereunder, as applicable (other than pursuant to a provision hereof providing for non-pro rata treatment), in excess of its Revolving Percentage, as applicable, of such payment on account of the Loans or participations obtained by all of the Lenders, such Lender shall (a) notify the Administrative Agent of the receipt of such payment, and (b) within 5 Business Days of such receipt purchase (for cash at face value) from the other Lenders (through the Administrative Agent), without recourse, such participations in the Revolving Loans made by them and/or participations in the L/C Obligations held by them, as applicable, or make such other adjustments as shall be equitable, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders in accordance with their respective Revolving Percentages, as applicable; provided, however, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant, other than to the Borrower or any of its Affiliates (as to which the provisions of this paragraph shall apply). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.18(k) may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. No documentation other than notices and the like referred to in this Section 2.18(k) shall be required to implement the terms of this Section 2.18(k). The Administrative Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.18(k) and shall in each case notify the Lenders following any such purchase. The provisions of this Section 2.18(k)

62 shall not be construed to apply to (i) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (ii) the application of Cash Collateral provided for in Section 2.24, or (iii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub-participations in any L/C Obligations to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply). The Borrower consents on behalf of itself and each other Loan Party to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. For the avoidance of doubt, no amounts received by the Administrative Agent or any Lender from any Guarantor that is not a Qualified ECP Guarantor shall be applied in partial or complete satisfaction of any Excluded Swap Obligations. (l) [Reserved]. (m) Notwithstanding anything to the contrary in this Agreement, the Administrative Agent may, in its discretion at any time or from time to time, without the Borrower’s request and even if the conditions set forth in Section 4.2 would not be satisfied, make a Revolving Loan in an amount equal to the portion of the Obligations constituting overdue interest and fees and Swingline Loans from time to time due and payable to itself, any Revolving Lender, the Swingline Lender or the Issuing Bank, and apply the proceeds of any such Revolving Loan to those Obligations; provided that after giving effect to any such Revolving Loan, the aggregate outstanding Revolving Loans will not exceed the Total Revolving Commitments then in effect. 2.19 Illegality; Increased Costs. (a) Illegality. If any Lender determines that any Requirement of Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, Adjusted Term SOFR, Term SOFR, or Term SOFR Reference Rate, or to determine or charge interest based upon SOFR, Adjusted Term SOFR, Term SOFR, or Term SOFR Reference Rate, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (i) any obligation of the Lenders to make, and the right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended, and (ii) the interest rate on ABR Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to SOFR component of the definition of “ABR”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to ABR Loans (the interest rate on which ABR Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to SOFR component of the definition of “ABR”), on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day, in each case, until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon, Adjusted Term SOFR, Term SOFR, or Term SOFR Reference Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.21.

63 (b) Increased Costs. If the adoption of or any change in any Requirement of Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority made subsequent to the date hereof: (i) shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its Loans, Loan principal, Letters of Credit, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (ii) shall impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of or credit extended or participated in by, any Lender; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation in any such Loan or Letter of Credit; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining Loans or of maintaining its obligation to make such Loans, or to increase the cost to such Lender or such other Recipient of issuing, maintaining or participating in Letters of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum receivable or received by such Lender or other Recipient hereunder in respect thereof (whether of principal, interest or any other amount), then, in any such case, upon the request of such Lender or other Recipient, the Borrower will promptly pay such Lender or other Recipient, as the case may be, any additional amount or amounts necessary to compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. (c) If any Lender determines that any change in any Requirement of Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or such Lender’s holding company could have achieved but for such change in such Requirement of Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. (d) For purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the

64 United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case (i) and (ii) be deemed to be a change in any Requirement of Law, regardless of the date enacted, adopted or issued. (e) A certificate as to any additional amounts payable pursuant to paragraphs (b) or (c) of this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation. Notwithstanding anything to the contrary in this Section 2.19, the Borrower shall not be required to compensate a Lender pursuant to this Section 2.19 for any amounts incurred or reductions suffered more than 9 months prior to the date that such Lender notifies the Borrower of the change in the Requirement of Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor; provided that if the circumstances giving rise to such claim have a retroactive effect, then such 9 month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower arising pursuant to this Section 2.19 shall survive the Discharge of Obligations and the resignation of the Administrative Agent. 2.20 Taxes. For purposes of this Section 2.20, the term “Lender” includes the Issuing Bank and the terms “applicable law” and “Requirement of Law” includes FATCA. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Requirements of Law, and the Borrower shall, and shall cause each other Loan Party, to comply with the requirements set forth in this Section 2.20. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.20) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes. The Borrower shall, and shall cause each other Loan Party to, timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes applicable to such Loan Party. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.20, the Borrower shall, or shall cause such other Loan Party to, deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by Loan Parties. The Borrower shall, and shall cause each other Loan Party to, jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom

65 or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.6 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.20(e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.20(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if the Lender is not legally entitled to complete, execute or deliver such documentation or, in the Lender’s reasonable judgment, such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this

66 Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code and including IRS Form W-8BEN-E) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct

67 and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. Each Foreign Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Foreign Lender shall not be required to deliver any form pursuant to this paragraph that such Foreign Lender is not legally able to deliver. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of- pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.20(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.20(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.20(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender and the Discharge of Obligations. 2.21 Indemnity. In the event of (a) the payment of any principal of any SOFR Loan other than on the Interest Payment Date therefor (including as a result of an Event of Default), (b) the conversion of any SOFR Loan other than on the Interest Payment Date therefor (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any SOFR Loan other than on the Interest Payment Date therefor as a result of a request by the Borrower pursuant to Section 2.23), then, in any such event, the Borrower shall compensate each Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. 2.22 Change of Lending Office. Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 2.19(b), Section 2.19(c), Section 2.20(a), Section 2.20(b) or Section 2.20(d) with respect to such Lender or that would require any Loan Party to pay any Indemnified

68 Taxes or additional amounts to any Lender or any Governmental Authority for the account of such Lender pursuant to Section 2.19 or Section 2.20, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate a different lending office for funding or booking its Loans affected by such event or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.19 or 2.20, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender; provided that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.19(b), Section 2.19(c), Section 2.20(a), Section 2.20(b) or Section 2.20(d). The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment made at the request of the Borrower. 2.23 Substitution of Lenders. Upon the receipt by the Borrower of any of the following (or in the case of clause (a) below, if the Borrower is required to pay any such amount), with respect to any Lender (any such Lender described in clauses (a) through (c) below being referred to as an “Affected Lender” hereunder): (a) a request from a Lender for payment of Indemnified Taxes or additional amounts under Section 2.20 or of increased costs pursuant to Section 2.19(b) or Section 2.19(c) (and, in any such case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.22 or is a Non-Consenting Lender); (b) a notice from the Administrative Agent under Section 9.1(b) that one or more Minority Lenders are unwilling to agree to an amendment or other modification requiring the approval of each Lender or each Lender directly and adversely affected thereby and approved by the Required Lenders and the Administrative Agent; or (c) notice from the Administrative Agent that a Lender is a Defaulting Lender; then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent and such Affected Lender: (i) request that one or more of the other Lenders acquire and assume all or part of such Affected Lender’s Loans and Commitment; or (ii) designate a replacement lending institution (which shall be an Eligible Assignee) to acquire and assume all or a ratable part of such Affected Lender’s Loans and Commitment (the replacing Lender or lender in (i) or (ii) being a “Replacement Lender”); provided, however, that the Borrower shall be liable for the payment upon demand of all costs and other amounts arising under Section 2.21 that result from the acquisition of any Affected Lender’s Loan and/or Commitment (or any portion thereof) by a Lender or Replacement Lender, as the case may be, on a date other than the Interest Payment Date therefor, with respect to any SOFR Loans then outstanding; and provided further, however, that if the Borrower elects to exercise such right with respect to any Affected Lender under clauses (a) or (b) of this Section 2.23, then the Borrower shall be obligated to replace all Affected Lenders under such clauses. The Affected Lender replaced pursuant to this Section 2.23 shall be required to assign and delegate, without recourse, all of its interests, rights and obligations under this Agreement and the related Loan Documents to one or more Replacement Lenders that so agree to acquire and assume all or a ratable part of such Affected Lender’s Loans and Commitment upon payment to such Affected Lender of an amount (in the aggregate for all Replacement Lenders) equal to 100% of the outstanding principal of the Affected Lender’s Loans and participations in L/C Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from such Replacement Lenders (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts, including amounts under Section 2.21 hereof). Any such designation of a Replacement Lender shall be effected in accordance

69 with, and subject to the terms and conditions of, the assignment provisions contained in Section 9.6 (with the assignment fee to be paid by the Borrower in such instance), and, if such Replacement Lender is not already a Lender hereunder or an Affiliate of a Lender or an Approved Fund, shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, with respect to any assignment pursuant to this Section 2.23, (a) in the case of any such assignment resulting from a claim for compensation under Section 2.19 or payments required to be made pursuant to Section 2.20, such assignment shall result in a reduction in such compensation or payments thereafter; (b) such assignment shall not conflict with applicable law and (c) in the case of any assignment resulting from a Lender being a Minority Lender referred to in clause (b) of this Section 2.23, the applicable assignee shall have consented to the applicable amendment, waiver or consent. Notwithstanding the foregoing, an Affected Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Affected Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (a) an assignment required pursuant to this Section 2.23 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further that any such documents shall be without recourse to or warranty by the parties thereto. Notwithstanding anything in this Section 2.23 to the contrary, (a) any Lender that acts as an Issuing Bank may not be replaced as an Issuing Bank hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender have been made with respect to such outstanding Letter of Credit and (b) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 8.6. 2.24 Cash Collateral (a) Obligation to Cash Collateralize. At any time that there shall exist a Defaulting Lender, within 1 Business Day following the written request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.25(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Banks, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (c) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section or Section 2.25 in respect of Letters of Credit shall

70 be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Issuing Bank that there exists excess Cash Collateral; provided that, subject to Section 2.25 the Person providing Cash Collateral and each Issuing Bank may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. 2.25 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.1 and in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7 or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 9.7), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank or to the Swingline Lender hereunder; third, to be held as Cash Collateral for the funding obligations of such Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a Deposit Account and released pro rata to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement, and (y) be held as Cash Collateral for the future funding obligations of such Defaulting Lender of any participation in any future Letter of Credit; sixth, to the payment of any amounts owing to any Revolving Lender, Issuing Bank or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Revolving Lender, Issuing Bank or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans or L/C Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans or L/C Disbursements were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay

71 the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Disbursements and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments under the Revolving Facility without giving effect to Section 2.25(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.25(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee pursuant to Section 2.9(b) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender). (B) Each Defaulting Lender shall be limited in its right to receive L/C Fees as provided in Section 2.9(c). (C) With respect to any L/C Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Issuing Bank and the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Bank’s or the Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.7(e) or in Swingline Loans pursuant to Section 2.6(c), the Revolving Percentage of each Non- Defaulting Lender of any such Letter of Credit and the Revolving Percentage of each Non-Defaulting Lender of any such Swingline Loan, as the case may be, shall be computed without giving effect to the Revolving Commitment of such Defaulting Lender; provided that the aggregate obligations of each Non- Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that Non-Defaulting Lender minus (2) the aggregate outstanding amount of the Revolving Loans of that Lender plus the aggregate amount of that Lender’s Revolving Percentage of the Dollar Equivalent of the then outstanding Letters of Credit, plus the aggregate amount of such Lender’s pro rata percentage of the then outstanding Swingline Loans. Subject to Section 9.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Bank’s Fronting Exposure in accordance with the procedures set forth in Section 2.24.

72 (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their respective Revolving Percentages (without giving effect to Section 2.25(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan, and (ii) the Issuing Bank shall not be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure in respect of Letters of Credit after giving effect thereto. (d) Termination of Defaulting Lender. The Borrower may terminate the unused amount of the Revolving Commitment of any Revolving Lender that is a Defaulting Lender upon not less than 10 Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.25(a)(ii) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender may have against such Defaulting Lender. 2.26 Joint and Several Liability of the Borrowers. If, at any time there is more than one Person comprising the Borrower: (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.26), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligations.

73 (d) The Obligations of each Borrower under the provisions of this Section 2.26 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever. (e) Except as otherwise expressly provided in this Agreement, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loans made or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Administrative Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Administrative Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Administrative Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.26 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.26, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.26 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.26 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower, the Administrative Agent or any Lender. (f) Each Borrower represents and warrants to the Administrative Agent and Lenders that such Borrower is currently informed of the financial condition of the Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to the Administrative Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of the Borrowers’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. (g) Each Borrower waives all rights and defenses (i) arising out of an election of remedies by the Administrative Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Borrower’s rights of subrogation and reimbursement against any applicable Loan Party, and (ii) relating to any suretyship defenses available to it under the Uniform Commercial Code or any other applicable law. (h) Each Borrower waives all rights and defenses that such Borrower may have because the Obligations are secured by real property at any time. This means, among other things:

74 (i) The Administrative Agent and Lenders may collect from such Borrower without first foreclosing on any real or personal property Collateral pledged by the Borrowers. (ii) If the Administrative Agent or any Lender forecloses on any Collateral consisting of real property pledged by the Borrowers: (A) The amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) The Administrative Agent and Lenders may collect from such Borrower even if the Administrative Agent or Lenders, by foreclosing on real property, has destroyed any right such Borrower may have to collect from the other Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses such Borrower may have because the Obligations are secured by real property. (i) The provisions of this Section 2.26 are made for the benefit of the Administrative Agent, the Lenders, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all the Borrowers as often as occasion therefor may arise and without requirement on the part of the Administrative Agent, any Lender, any successor or any assign first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.26 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.26 will forthwith be reinstated in effect, as though such payment had not been made. (j) Each Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Administrative Agent or Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Administrative Agent or Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor. Notwithstanding anything to the contrary contained in this Section 2.26, no Borrower shall exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and shall not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (the “Foreclosed Borrower”), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Capital Stock of such Foreclosed Borrower whether pursuant to the Security Documents or otherwise. (k) Each Borrower hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing

75 by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Administrative Agent, and such Borrower shall deliver any such amounts to the Administrative Agent for application to the Obligations in accordance with the terms of this Agreement. (l) Subject to the foregoing, to the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each other Borrower in an amount, for each of such other Borrower, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. (m) Each entity comprising the Borrower hereby irrevocably appoints Sprout Social, Inc., a Delaware corporation, as the borrowing agent and attorney-in-fact for all entities composing the Borrower (the “Administrative Borrower”), which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each entity comprising the Borrower that such appointment has been revoked and that another entity composing the Borrower has been appointed Administrative Borrower. Each entity comprising the Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (a) to provide the Administrative Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any entity composing the Borrower and all other notices and instructions under this Agreement and the other Loan Documents, and (b) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and the other Loan Documents. 2.27 Notes. If so requested by any Lender by written notice to the Borrower (with a copy to the Administrative Agent), the Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 9.6) (promptly after the Borrower’s receipt of such notice) a Note or Notes to evidence such Lender’s Loans. 2.28 Incremental Loans. (a) At any time during the Revolving Commitment Period the Borrower may request from time to time from one or more existing Lenders or from other Eligible Assignees reasonably acceptable to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Borrower (but subject to the conditions set forth in clause (b) below) that the Total Revolving Commitments be increased by an aggregate amount not to exceed the Available Revolving Increase Amount (each such increase, an “Increase”); provided that the Borrower may not request an Increase on more than three occasions during

76 the Revolving Commitment Period. No Lender shall be obligated to increase its Revolving Commitments in connection with a proposed Increase. The Administrative Agent shall invite each Lender to provide a portion of the Increase ratably in accordance with its Revolving Percentage of each requested Increase (it being agreed that no Lender shall be obligated to provide an Increase and that any Lender may elect to participate in such Increase in an amount that is less than its Revolving Percentage of such requested Increase or more than its Revolving Percentage of such requested Increase if other Lenders have elected not to participate in any applicable requested Increase in accordance with their Revolving Percentage) and to the extent, 10 Business Days after receipt of invitation, sufficient Lenders do not agree to provide the full amount of such Increase, then the Administrative Agent may invite any prospective lender that satisfies the criteria of being an “Eligible Assignee” to become a Lender in connection with the proposed Increase. Any Increase shall be in an amount of at least $5,000,000 (or, if the Available Revolving Increase Amount is less than $5,000,000, such remaining Available Revolving Increase Amount) and integral multiples of $1,000,000 in excess thereof. Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Revolving Commitments exceed the Available Revolving Increase Amount during the term of the Agreement. Each request for an Increase delivered by the Borrower to the Administrative Agent shall set forth the amount and proposed terms of the Increase. (b) Each of the following shall be conditions precedent to any Increase of the Revolving Commitments in connection therewith: (i) any Increase shall be on the same terms (including the interest rate, and maturity date), as applicable, as, and pursuant to documentation applicable to, the Revolving Facility then in effect; provided that any such Increase may provide for terms (including interest rate) more favorable to such Increase lenders, if any existing Revolving Loans at the time of such Increase are also provided the benefit of such more favorable terms (and the consent of any existing Revolving Lender shall not be required to implement such terms); provided, further, that any fees shall be agreed between the Borrower and the lenders providing such Increase; (ii) the Borrower shall have delivered a written request for such Increase at least 10 Business Days prior to the requested establishment of such Increase (or such later date as may be reasonably approved by the Administrative Agent), which request shall set forth the amount and proposed terms of the Increase; (iii) each lender agreeing to such Increase, the Borrower and the Administrative Agent shall have signed an Increase Joinder (any Increase Joinder may, with the consent of the Administrative Agent, the Borrower and the lenders agreeing to such Increase, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate to effectuate the provisions of this Section 2.28 (including the preceding clause (ii))) and the Borrower shall have executed any Notes requested by any Lender in connection with the making of the Increase. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, an Increase Joinder reasonably satisfactory to the Administrative Agent, and the amendments to this Agreement effected thereby, shall not require the consent of any Lender other than the Lender(s) agreeing to establish such Increase; (iv) immediately after giving pro forma effect to such Increase and the use of proceeds thereof, each of the conditions precedent in Section 4.2(a) are satisfied; (v) immediately after giving pro forma effect to such Increase and the use of proceeds thereof, (A) no Default or Event of Default shall have occurred and be continuing at the time of such Increase, (B) the Borrower shall be in compliance with the financial covenants set forth in Section 6.1 hereof (except that the pro forma Consolidated Senior Net Leverage Ratio shall not exceed 0.50x less than the then-prevailing Consolidated Senior Net Leverage Ratio covenant level set forth in Section 6.1(a)

77 hereof, the Borrower shall be in compliance with the financial covenant set forth in Section 6.1(b) hereof (after giving effect to the Covenant Adjustment Amount) as of the end of the most recently ended quarter for which financial statements are required to be delivered prior to such Increase (and assuming that the Increase was fully drawn and without netting any proceeds thereof), and (C) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate evidencing compliance with the requirements of this clause (v); (vi) in connection with such Increase, the Borrower shall pay to the Administrative Agent, for the benefit of the Administrative Agent or the Increase lenders, as applicable, all fees that the Borrower has agreed to pay in connection with such Increase (including pursuant to the Fee Letter); and (vii) upon each Increase in accordance with this Section 2.28, all outstanding Loans, participations hereunder in Letters of Credit and participations hereunder in Swingline Loans held by each Lender shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respective revised Revolving Percentages, pursuant to procedures reasonably determined by the Administrative Agent in consultation with the Borrower; provided that, with respect to any Increase incurred for the primary purpose of financing a Limited Condition Acquisition (“Acquisition-Related Incremental Commitments”), clauses (iv) and (v) of this sentence shall be deemed to have been satisfied so long as (A) as of the date of effectiveness of the acquisition agreement related to such Limited Condition Acquisition, no Default or Event of Default is in existence or would result from entry into such agreement, (B) as of the date of effectiveness of the acquisition agreement related to such Limited Condition Acquisition, the Borrower shall be in compliance, on a Pro Forma Basis, with the financial covenants set forth in Section 6.1 hereof as of the end of the most recently ended quarter for which financial statements are required to be delivered, (C) as of the date of effectiveness of such Increase, no Event of Default under clause (a) or (f) of Section 7.1 is in existence immediately before or immediately after giving effect (including on a Pro Forma Basis) to such borrowing and to any concurrent transactions and any substantially concurrent use of proceeds thereof, (CD) the representations and warranties set forth in Section 3 shall be true and correct in all material respects (or in all respects if qualified by materiality) as of the date of effectiveness of the acquisition agreement related to such Limited Condition Acquisition, and (DE) as of the date of the initial borrowing pursuant to such Acquisition-Related Incremental Commitment, customary “Sungard” representations and warranties (with such representations and warranties to be reasonably determined by the Administrative Agent and the Borrower) shall be true and correct in all material respects (or in all respects if qualified by materiality) immediately prior to, and immediately after giving effect to, the incurrence of such Acquisition-Related Incremental Commitment. (c) Upon the effectiveness of any Increase, (i) all references in this Agreement and any other Loan Document to the Revolving Loans shall be deemed, unless the context otherwise requires, to include such Increase advanced pursuant to this Section 2.28 and any amendments effected through the Increase Joinder and (ii) all references in this Agreement and any other Loan Document to the Revolving Commitment shall be deemed, unless the context otherwise requires, to include the commitment to advance an amount equal to such Increase pursuant to this Section 2.28. The Revolving Loans and Revolving Commitments established pursuant to this Section 2.28 shall constitute Revolving Loans and Revolving Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. The Borrower shall take any actions reasonably required by Administrative Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected

78 under the UCC or otherwise after giving effect to the establishment of any such new Revolving Commitments. SECTION 3 REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender, as to itself and each other Group Member, that on the Closing Date and as of each date that such representations and warranties are deemed to have been made pursuant to Section 4.2 (or any other provision of any other Loan Documents executed and delivered by a Loan Party): 3.1 Financial Condition. The audited consolidated balance sheets of the Group Members as of December 31, 2022, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from PricewaterhouseCoopers LLP, present fairly in all material respects the consolidated financial condition of the Group Members as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Group Members as at March 31, 2023, and the related unaudited consolidated statements of income and cash flows for the 3 month period ended on such date, present fairly in all material respects the consolidated financial condition of the Group Members as at such date, and the consolidated results of its operations and its consolidated cash flows for the 3 month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein and subject to, in the case of unaudited financial statements normal year-end adjustments and absence of footnotes). No Group Member has, as of the Closing Date, any material Guarantee Obligations, contingent liabilities, or long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 2022 to and including the date hereof, there has been no Disposition by any Group Member of any material part of its business or property. 3.2 No Change. Since December 31, 2022, there has been no development, event or circumstance that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. 3.3 Existence; Compliance with Law. Each Group Member (a) is duly incorporated or organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its organization, except in the case of clause (a) (other than with respect to any Loan Party) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where the failure to be so qualified or in good standing would reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except in such instances in which (i) such Requirement of Law is being contested in good faith by appropriate proceedings diligently conducted and the prosecution of such contest could not reasonably be expected to result in a Material Adverse Effect, or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

79 3.4 Power, Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No material Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) Governmental Approvals, consents, authorizations, filings and notices described on Schedule 3.4, which Governmental Approvals, consents, authorizations, filings and notices have been obtained or made and are in full force and effect, and (ii) the filings referred to in Section 3.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution and delivery will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the extensions of credit hereunder and the use of the proceeds thereof will not violate the Operating Documents of any Group Member, any material Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents). No Group Member has violated any Requirement of Law or violated or failed to comply with any Contractual Obligation applicable to the Group Members that would reasonably be expected to have a Material Adverse Effect. 3.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened in writing, by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that would reasonably be expected to have a Material Adverse Effect. 3.7 No Default. No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing, nor shall either result from the making of a requested credit extension or the consummation of the transactions contemplated by this Agreement or any other Loan Document. 3.8 Ownership of Property; Liens; Investments. Each Group Member has title in fee simple to, or a valid leasehold interest in, all of its real property, and good title to, or a valid leasehold interest in, all of its other property material to the conduct of its business and none of such property is subject to any Lien except as permitted by Section 6.3. 3.9 Intellectual Property. Each Group Member owns, or is licensed to use (including by way of open source licenses or other use rights related to over-the-counter software that is commercially available to the public), all Intellectual Property necessary for the conduct of its business as currently conducted. No claim has been asserted in writing and is pending by any Person challenging or questioning any Group Member’s use of any Intellectual Property or the validity or effectiveness of any Group

80 Member’s Intellectual Property, nor does any Group Member know of any valid basis for any such claim, unless such claim would not reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by each Group Member, and the conduct of such Group Member’s business, as currently conducted, does not infringe on or otherwise violate the rights of any Person, unless such infringement would not reasonably be expected to have a Material Adverse Effect, and there are no claims pending or, to the knowledge of any Group Member, threatened in writing to such effect. 3.10 Taxes. Each Group Member has (i) filed or caused to be filed all Federal and state income and other material tax returns that are required to be filed (taking into account any extensions granted or grace periods in effect), and (ii) has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any taxes, charges or assessments the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member or where the amount is less than $500,000 in the aggregate); no tax Lien has been filed (other than any tax Lien securing obligations that are not past due or tax Liens permitted under Section 6.3) and, to the knowledge of the Group Members, no claim is being asserted, with respect to any such tax, fee or other charge. 3.11 Federal Regulations. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of “buying” or “carrying” “margin stock” (within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect) or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for buying or carrying any such margin stock or for extending credit to others for the purpose of purchasing or carrying margin stock in violation of Regulations T, U or X of the Board. Following the application of the proceeds of each extension of credit hereunder, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be margin stock. If any margin stock directly or indirectly constitutes Collateral securing the Obligations, if requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U. 3.12 Labor Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of the Group Members, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member. 3.13 ERISA. (a) Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and, to the knowledge of any Group Member, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

81 (b) There are no pending or, to the knowledge of any Group Member, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. (c) No ERISA Event has occurred, and no Group Member nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. (d) The present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of any Group Member or any ERISA Affiliate for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, is zero. (e) To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable Requirements of Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure so to comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. No Group Member has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of the applicable Group Member, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued. 3.14 Investment Company Act; Other Regulations. No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur the Indebtedness pursuant to this Agreement or which may otherwise render all or any portion of the Obligations unenforceable. 3.15 Subsidiaries. (a) As of the Closing Date, (i) Schedule 3.15 sets forth the name and jurisdiction of organization of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Group Member and any other Person (other than directors holding qualifying shares), and (ii) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Group Member, except as may be created by the Loan Documents. (b) No Subsidiary which has been designated as an Immaterial Subsidiary fails to satisfy the limitations set forth in the definition thereof.

82 3.16 Use of Proceeds. All or a portion of the proceeds of the Revolving Loans, Swingline Loans, and the Letters of Credit, shall be used for general corporate purposes, including without limitation, working capital, Investments permitted by Section 6.8 and Permitted Acquisitions. 3.17 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) except as disclosed on Schedule 4.17, the facilities and properties owned, leased or operated by any Group Member (the “Properties”) do not contain, and have not previously contained, any Hazardous Materials in amounts or concentrations or under circumstances that constitute or have constituted a violation of, or could give rise to liability under, any Environmental Law; (b) no Group Member has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by any Group Member (the “Business”), nor does any Group Member have knowledge or reason to believe that any such notice will be received or is being threatened; (c) no Group Member has transported or disposed of Hazardous Materials from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor has any Group Member generated, treated, stored or disposed of Hazardous Materials at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law; (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of any Group Member, threatened, under any Environmental Law to which any Group Member is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business; (e) there has been no release or threat of release of Hazardous Materials at or from the Properties arising from or related to the operations of any Group Member or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws; (f) the Properties and all operations of the Group Members at the Properties are in compliance, and have in the last 5 years been in compliance, with all applicable Environmental Laws, and except as set forth on Schedule 3.17, to the knowledge of the Borrower, there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and (g) no Group Member has assumed any liability of any other Person under Environmental Laws. 3.18 Accuracy of Information, etc. No written statement or information contained in this Agreement, any other Loan Document or any other document, certificate or written statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, other than projections and information of a general economic and general industry nature, contained as of the date such statement, information, document or certificate was so furnished, taken as a whole together with the

83 Borrower’s publicly filed information with the SEC, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that would reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents. 3.19 Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of Pledged Stock as defined and described in the Guarantee and Collateral Agreement that are securities represented by stock certificates or otherwise constituting certificated securities within the meaning of Section 8-102(a)(15) of the UCC or the corresponding code or statute of any other applicable jurisdiction (“Certificated Securities”), when certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral constituting personal property described in the Guarantee and Collateral Agreement, when financing statements and other filings specified on Schedule 3.19(a) in appropriate form are filed in the offices specified on Schedule 3.19(a), the Administrative Agent, for the benefit of the Secured Parties, shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof to the extent a security interest in such Collateral can be created under the UCC, as security for the Obligations to the extent perfection in such Collateral can be obtained by filing Uniform Commercial Code financing statements or possession, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 6.3). As of the Closing Date, none of the Capital Stock of any Group Member that is a limited liability company or partnership has any Capital Stock that is a Certificated Security. (b) Each of the Mortgages delivered after the Closing Date will be, upon execution, effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices for the applicable jurisdictions in which the Mortgaged Properties are located, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (subject to Liens expressly permitted by Section 6.3 or the Mortgage). 3.20 Solvency; Voidable Transaction. The Loan Parties, taken as a whole, and after giving effect to the incurrence of all Indebtedness, Obligations and obligations being incurred in connection herewith, will be, Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. 3.21 Regulation H. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special

84 flood hazards and in which flood insurance has not been made available under the National Flood Insurance Act of 1968. 3.22 [Reserved]. 3.23 [Reserved]. 3.24 Insurance. All insurance maintained by the Loan Parties is in full force and effect, all premiums (other than premiums financed in compliance with Section 6.2 or not yet due and payable) have been duly paid, no Loan Party has received notice of violation or cancellation thereof, and there exists no default under any requirement of such insurance. Each Loan Party maintains insurance with financially sound and reputable insurance companies on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability, and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business. 3.25 No Casualty Event. Since December 31, 2022, no Loan Party has received any notice of, nor does any Loan Party have any knowledge of, the occurrence or pendency or contemplation of any Casualty Event affecting all or any material portion of its property. 3.26 [Reserved](a) . 3.27 [Reserved]. 3.28 Sanctions; Anti-Corruption Laws. (a) No Group Member, nor, to the knowledge of any such Group Member, any director, officer, employee, agent, affiliate or representative thereof, is an individual or an entity that is, or is 50% or more owned or otherwise controlled by an individual or entity that is (i) the subject of any Sanctions, or (ii) located, organized or resident in a Designated Jurisdiction. (b) Each Group Member and each of their respective directors, officers and employees and, to the knowledge of any such Group Member, any agent, affiliate or representative thereof, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. Each Group Member has instituted and maintain policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws. 3.29 Beneficial Ownership Certification. As of (a) the ClosingFirst Amendment Effective Date, the information included in the Beneficial Ownership Certification delivered pursuant to Section 4.1(g) is true and correct in all respects and (b) the date delivered, the information included in each Beneficial Ownership Certification delivered pursuant to Section 5.8(h) is true and correct in all respects. SECTION 4 CONDITIONS PRECEDENT 4.1 Conditions to Initial Extension of Credit. The effectiveness of this Agreement and the obligation of each Lender to make its initial extension of credit hereunder shall be subject to the satisfaction or waiver, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

85 (a) Loan Documents. The Administrative Agent shall have received each of the following, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent: (i) this Agreement, executed and delivered by the Administrative Agent, the Borrower and each Lender listed on Schedule 1.1A; (ii) the Collateral Information Certificate and Disclosure Letter, executed and delivered by a Responsible Officer; (iii) if required by any Revolving Lender, a Revolving Loan Note executed and delivered by the Borrower in favor of such Revolving Lender; (iv) if required by the Swingline Lender, the Swingline Loan Note executed and delivered by the Borrower in favor of such Swingline Lender; (v) the Guarantee and Collateral Agreement, executed and delivered by each Grantor named therein; (vi) each Intellectual Property Security Agreement, executed and delivered by the applicable Grantor related thereto; (vii) each other Security Document, executed and delivered by the applicable Loan Party party thereto; and (viii) the Flow of Funds Agreement, executed or otherwise approved by the Borrower. (b) [Reserved]. (c) Financial Statements. The Administrative Agent shall have received the financial statements of the Group Members referenced in Section 3.1. (d) Approvals. All Governmental Approvals and consents and approvals of, or notices to, any other Person (including the holders of any Capital Stock issued by any Loan Party) required in connection with the execution and performance of the Loan Documents, the consummation of the transactions contemplated hereby, shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that could reasonably be expected to restrain, prevent or otherwise impose burdensome conditions the financing contemplated hereby. (e) Secretary’s or Managing Member’s Certificates; Certified Operating Documents; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date and executed by the Secretary, Managing Member or equivalent officer of such Loan Party, substantially in the form of Exhibit B, with appropriate insertions and attachments, including (A) the Operating Documents of such Loan Party certified, in the case of formation documents, as of a recent date by the secretary of state or similar official of the relevant jurisdiction of organization of such Loan Party, (B) the relevant board resolutions or written consents of such Loan Party adopted by such Loan Party for the purposes of authorizing such Loan Party to enter into and perform the Loan Documents to which such Loan Party is party and (C) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents

86 to execute Loan Documents on behalf of such Loan Party, (ii) a long form good standing certificate for each Loan Party from its respective jurisdiction of organization, and (iii) a certificate of foreign qualification from each jurisdiction where the failure of any Loan Party to be qualified could reasonably be expected to have a Material Adverse Effect. (f) Responsible Officer’s Certificates. The Administrative Agent shall have received a certificate signed by a Responsible Officer, dated as of the Closing Date and in form and substance reasonably satisfactory to it, certifying (A) that the conditions specified in Sections 4.2(a) and (e) have been satisfied, and (B) that there has been no event or circumstance since December 31, 2022, that has had or that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (g) Patriot Act, Etc. The Administrative Agent and each Lender shall have received, prior to the Closing Date, (i) all documentation and other information requested to comply with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, (ii) a Beneficial Ownership Certification in relation to each Group Member that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and (iii) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party. (h) Due Diligence Investigation. The Administrative Agent shall have completed a due diligence investigation of the Group Members in scope, and with results, satisfactory to the Administrative Agent and shall have been given such access to the management, records, books of account, contracts and properties of the Group Members and shall have received such financial, business and other information regarding each of the foregoing Persons and businesses as it shall have requested. (i) [Reserved]. (j) [Reserved]. (k) Collateral Matters. (i) Lien Searches. The Administrative Agent shall have received the results of recent lien, judgment and litigation searches reasonably required by the Administrative Agent, and such searches shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.3, or Liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent. (ii) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (A) the certificates representing the shares of Capital Stock pledged to the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Guarantee and Collateral Agreement or other applicable Security Document, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and (B) each promissory note (if any) pledged to the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Guarantee and Collateral Agreement or other applicable Security Document, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. (iii) Filings, Registrations, Recordings, Agreements, Etc. Each document (including any UCC financing statements and Intellectual Property Security Agreements) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create in favor of the Administrative Agent (for the benefit of the Secured Parties), a perfected Lien on the Collateral described therein, prior and superior in right and priority to any Lien in the Collateral held by any other Person (other than with respect to Liens expressly permitted by Section

87 6.3), shall have been executed and delivered to the Administrative Agent or, as applicable, be in proper form for filing, registration or recordation. (l) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.6 hereof and Section 5.2(b) of the Guarantee and Collateral Agreement in form and substance satisfactory to the Administrative Agent. (m) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or prior to the Closing Date (including pursuant to the Closing Date Fee Letter), and all reasonable and documented fees and expenses for which invoices have been presented (including the reasonable and documented fees and expenses of legal counsel to the Administrative Agent) for payment on or before the Closing Date. (n) Legal Opinions. The Administrative Agent shall have received the executed legal opinion of Cooley LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent. (o) [Reserved]. (p) [Reserved]. (q) [Reserved]. (r) [Reserved]. (s) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate from the chief financial officer or treasurer of the Borrower with respect to the Loan Parties, taken as a whole. (t) No Material Adverse Effect. There shall not have occurred since December 31, 2022 any event or condition that has had or could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. (u) No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Group Member, threatened in writing, that could reasonably be expected to have a Material Adverse Effect. For purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Closing Date specifying such Lender’s objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Closing Date or, if any extension of credit on the Closing Date has been requested, such Lender shall not have made available to the Administrative Agent on or prior to the Closing Date such Lender’s Revolving Percentage of such requested extension of credit.

88 4.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent: (a) Representations and Warranties. Each of the representations and warranties made by each Loan Party in or pursuant to any Loan Document (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date. (b) Foreign Currency. In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent or the Issuing Bank would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency. (c) Availability. With respect to any requests for any Revolving Extensions of Credit, after giving effect to such Revolving Extension of Credit, the availability and borrowing limitations specified in Section 2.4 shall be complied with. (d) Notices of Borrowing. The Administrative Agent shall have received a Notice of Borrowing in connection with any such request for extension of credit which complies with the requirements hereof. (e) No Default. No Default or Event of Default shall have occurred and be continuing as of or on such date or after giving effect to the extensions of credit requested to be made on such date and the use of proceeds thereof (other than in connection with Limited Condition Acquisitions as set forth in Section 1.6, in which case there shall be (i) no Default or Event of Default as of the LCA Test Date and (ii) no Event of Default under Section 7.1(a) or (f) as of or on the date of such Revolving Extension of Credit or after giving effect to the extensions of credit requested to be made on such date and the use of proceeds thereof). Each Borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder and each Revolving Loan Conversion shall constitute a representation and warranty by the Borrower as of the date of such extension of credit or Revolving Loan Conversion, as applicable, that the conditions contained in this Section 4.2 have been satisfied. 4.3 Post-Closing Conditions Subsequent. The Borrower shall satisfy each of the conditions subsequent to the Closing Date specified in this Section 4.3 to the satisfaction of the Administrative Agent, in each case, by no later than the date specified for such condition below (or such later date as the Administrative Agent shall agree in its sole discretion): (a) within 120 days after the Closing Date, the Borrower shall deliver duly executed Control Agreements for the Loan Parties’ Deposit Accounts and Securities Accounts that are not (i) Excluded Accounts or (ii) Deposit Accounts and Securities Accounts maintained with the Administrative Agent;

89 (b) within 30 days after the Closing Date, the Borrower shall use commercially reasonable efforts to obtain a landlord waiver from the lessor of its corporate headquarters, in form and substance reasonably satisfactory to the Administrative Agent; and (c) within 10 days after the Closing Date, the Administrative Agent shall have received insurance endorsements satisfying the requirements of Section 5.6 hereof and Section 5.2(b) of the Guarantee and Collateral Agreement in form and substance satisfactory to the Administrative Agent. SECTION 5 AFFIRMATIVE COVENANTS The Borrower hereby agrees that, at all times prior to the Discharge of Obligations, the Borrower shall, and, where applicable, shall cause each of its Subsidiaries to: 5.1 Financial Statements. Furnish to the Administrative Agent for distribution to each Lender: (a) within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or explanatory paragraph (other than a “going concern” or like qualification or exception or explanatory paragraph solely as a result of the final maturity date of any Loan being scheduled to occur within 12 months from the date of such opinion) or any qualification, exception or explanatory paragraph as to the scope of such audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing and reasonably acceptable to the Administrative Agent; and (b) within 45 days after the end of each of the first 3 fiscal quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal quarter and the related unaudited consolidated statements of income and of cash flows for such fiscal quarter and the portion of the fiscal year through the end of such fiscal quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and absence of footnotes). All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods. Additionally, documents required to be delivered pursuant to this Section 5.1 and Section 5.2(e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, shall be deemed to have been delivered on the date on which the Borrower posts such documents, or provides a link thereto, either: (a) on the Borrower’s website on the Internet at the website address listed in Section 9.2; (b) when such documents are posted electronically on the Borrower’s behalf on an internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), if any; or (c) on which the Borrower files such documents with the SEC and such documents are publicly available on the SEC’s EDGAR filing system or any successor thereto, if any.

90 5.2 Certificates; Reports; Other Information. Furnish to the Administrative Agent, for distribution to each Lender (or, in the case of clause (g), to the relevant Lender): (a) [reserved]; (b) concurrently with the delivery of financial statements pursuant to Section 5.1, a Compliance Certificate executed by a Responsible Officer (i) stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) containing all information and calculations necessary for determining compliance by each Group Member with the provisions of this Agreement referred to therein as of the last day of the month, fiscal quarter or fiscal year of the Borrower, as the case may be, (iii) containing a description of any change in the jurisdiction of organization of any Loan Party and a list of any Intellectual Property issued to, applied for or acquired by any Loan Party since the date of the most recent report delivered pursuant to this clause (b) (or, in the case of the first such report so delivered, since the Closing Date), in each to the extent not previously disclosed to the Administrative Agent, and (iv) containing a list of all Subsidiaries that were Excluded Subsidiaries as of the most recent date that a certificate was delivered pursuant to this Section 5.2(b) and are no longer Excluded Subsidiaries; (c) no later than 60 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of each fiscal quarter of such fiscal year and the related consolidated statements of projected cash flow and income for each such fiscal quarter), and, as soon as available, material board approved revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount; (d) promptly, and in any event within 10 days after receipt thereof by any Group Member, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or other inquiry by such agency regarding financial or other operational results of any Group Member (other than routine comment letters from the staff of the SEC relating to any Group Member’s filings with the SEC); (e) within 10 days after the same are sent, copies of each annual report, proxy or financial statement or other material report that any Group Member sends to the holders of any class of its Indebtedness or public equity securities and, within 10 days after the same are filed, copies of all annual, regular, periodic and special reports and registration statements which any Group Member may file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (f) within 5 Business Days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a Material Adverse Effect; and

91 (g) promptly, such additional financial and other information, including, without limitation, any certification or other evidence confirming Borrower’s compliance with the terms of this Agreement, as the Administrative Agent or any Lender may from time to time reasonably request. Notwithstanding anything to the contrary in this Agreement, none of the Borrower nor any Subsidiary shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets, (ii) in respect of which disclosure to the Administrative Agent, any Issuing Bank or any Lender (or their respective representatives or contractors) is prohibited by law or any binding agreement between the Borrower or any of the Subsidiaries and a Person that is not the Borrower or any of the Subsidiaries or any other binding agreement not entered into in contemplation of preventing such disclosure, inspection or examination or (iii) is subject to attorney-client or similar privilege or constitutes attorney work-product; provided that the Borrower shall use commercially reasonable efforts to secure the requisite consent to disclose such documents or information and will notify the Administrative Agent that such information is being withheld in reliance on this sentence. 5.3 [Reserved]. 5.4 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent (after giving effect to any extension granted or grace period in effect), as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member. 5.5 Maintenance of Existence; Compliance. (a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain or obtain all Governmental Approvals and all other rights, privileges and franchises necessary in the normal conduct of its business or necessary for the performance by such Person of its Obligations under any Loan Document, except, in each case, as otherwise permitted by Section 6.4 or 6.5 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) comply with all Contractual Obligations (including with respect to leasehold interests of the Borrower) and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and (c) comply with all Governmental Approvals, and any term, condition, rule, filing or fee obligation, or other requirement related thereto, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.6 Maintenance of Property; Insurance. (a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear and Casualty Events excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business. 5.7 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) at reasonable times, on 5 Business Days’ notice (provided that no notice shall be required if an Event of Default has occurred and is continuing) permit representatives and independent contractors of the Administrative Agent (who may be accompanied by any Lender at such Lender’s expense) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties

92 and financial and other condition of the Group Members with officers, directors and employees of the Group Members and with their independent certified public accountants; provided that (i) such inspections shall not be undertaken more frequently than once every 12 months unless an Event of Default has occurred and is continuing and shall not be duplicative of the Administrative Agent’s rights pursuant to Section 5.11, and (ii) nothing in this Section 5.7 shall require any Group Member to take any action that would violate a confidentiality agreement (to the extent not created in contemplation of such Group Member’s obligations hereunder or entered into amongst Group Members) or waive any attorney-client or similar privilege. 5.8 Notices1.2 . Give prompt written notice to the Administrative Agent of: (a) the occurrence of any Default or Event of Default; (b) any (i) known default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that in either case, if not cured or if adversely determined could reasonably be expected to have a Material Adverse Effect; (c) any litigation or proceeding affecting any Group Member (i) in which the amount involved is $2,500,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought against any Group Member and which could reasonably be expected to have a Material Adverse Effect or (iii) which relates to any Loan Document; (d) the occurrence of any ERISA Event that, either individually or together with any other ERISA Events, could reasonably be expected to result in liability of the Group Members in an aggregate amount exceeding $2,500,000; (e) [reserved]; (f) any material change in accounting policies or financial reporting practices by any Loan Party; (g) [reserved]; (h) at any time the Borrower is not a public company or an issuer of securities that are registered with the SEC under Section 12 of the Exchange Act or is required to file reports under Section 15(d) of the Exchange Act, any changes to the Beneficial Ownership Certification in the event that any individual shall become the owner, directly or indirectly, of 25% or more of the equity interests of the Borrower; and (i) any development or event that has had or could reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this Section 5.8 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein. 5.9 Environmental Laws. (a) Except as could not reasonably be expected to result in a Material Adverse Effect, comply in all respects with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and ensure that all tenants and subtenants

93 obtain and comply in all respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. (b) Except as could not reasonably be expected to result in a Material Adverse Effect, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. 5.10 Banking Relationship. Maintain, at all times on and after the date that is 120 days after the Closing Date, all of, the Group Members’ primary cash and Cash Equivalents in excess of the Non- Lender Cash Capmanagement, treasury management and ancillary banking products and services (including, without limitation, credit cards and letters of credit, but other than letters of credit permitted under Section 6.2(f) and credit cards permitted under Section 6.2(p)) with one or more Lenders; provided that such accounts and other ancillary banking products and services are provided by such Lenders on commercially reasonable terms and have equivalent functionality to the ancillary banking products and services utilized by the Group Members as of the Closing Date (as determined in the good faith judgement of the Borrower); provided further that, subject to Section 4.3, the Borrower shall (a) enter into (or cause the applicable Loan Party to enter into), and cause each other depository, securities intermediary or commodities intermediary to enter into, Control Agreements or (b) take other actions required under other applicable law, with respect to each deposit, securities, commodity, investment or similar account (in each case other than any Excluded Account) maintained by a Loan Party to grant the Administrative Agent a perfected first priority lien on such accounts. The Group Members shall not permit Customer Funds to be commingled with other assets of the Group Members. Notwithstanding anything to the contrary in this Agreement, no Group Member shall be required to migrate any unmatured fixed income Investments outstanding as of the Closing Date until such Investments mature (the sum of such Investments, the “Restricted Amount”). 5.11 Audits. At reasonable times, on 5 Business Days’ notice (provided that no notice is required if an Event of Default has occurred and is continuing), the Administrative Agent, or its agents, shall have the right to inspect the Collateral, perform inventory appraisals, field examinations or harvest analyses. The foregoing inspections, appraisals, examinations and harvest analyses shall be at the Borrower’s expense. Such inspections and audits shall not be undertaken more frequently than once per year, unless an Event of Default has occurred and is continuing. 5.12 Additional Collateral, Etc. (a) The Borrower shall promptly (and in any event within 7 Business Days) notify the Administrative Agent of any property (to the extent included in the definition of Collateral) acquired after the Closing Date by any Loan Party (other than (x) any property described in paragraph (b), (c) or (d) below, and (y) any property subject to a Lien expressly permitted by Section 6.3(g)) as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien. Within 7 Business Days (60 days with respect to any foreign security documents or perfection steps) after any request by the Administrative Agent (or such longer period as the Administrative Agent shall agree in its sole discretion), the Borrower shall (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement, other Security Documents, or such other documents as the Administrative Agent reasonably requests to evidence that such Loan Party is a Guarantor and to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions necessary or advisable in the opinion of the Administrative Agent to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority (except as expressly permitted by Section 6.3) security interest and Lien in such property, including the filing of Uniform Commercial Code financing

94 statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement, other Security Documents, or by law or as may be reasonably requested by the Administrative Agent. (b) With respect to any fee interest in any real property having a book or fair market value (together with improvements thereof) of at least $2,500,000 acquired after the Closing Date by any Loan Party (other than any such real property subject to a Lien expressly permitted by Section 6.3(g)), promptly (and in any event within 60 days (or such longer time period as the Administrative Agent may agree in its sole discretion)) after such acquisition, to the extent requested by the Administrative Agent (provided that no Mortgage shall be obtained if the Administrative Agent reasonably determines in consultation with the Borrower that the costs of obtaining such Mortgage are excessive in relation to the value of the security to be afforded thereby), (i) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with title and extended coverage insurance covering such real property in an amount not in excess of the fair market value as reasonably estimated by the Borrower as well as a current ALTA survey thereof, together with a surveyor’s certificate, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. In connection with the foregoing, no later than 5 Business Days prior to the date on which a Mortgage is executed and delivered pursuant to this Section 5.12, in order to comply with the Flood Laws, the Administrative Agent (for delivery to each Lender) shall have received the following documents (collectively, the “Flood Documents”): (A) a completed standard “life of loan” flood hazard determination form and such other documents as any Lender may reasonably request to complete its flood due diligence, (B) if the improvement(s) to the applicable improved real property is located in a special flood hazard area, a notification to the applicable Loan Party (if applicable) (“Loan Party Notice”) that flood insurance coverage under the National Flood Insurance Program (“NFIP”) is not available because the community does not participate in the NFIP, (C) documentation evidencing the applicable Loan Party’s receipt of any such Loan Party Notice (e.g., countersigned Loan Party Notice, return receipt of certified U.S. Mail, or overnight delivery), and (D) if the Loan Party Notice is required to be given and, to the extent flood insurance is required by any applicable Requirement of Law or any Lenders’ written regulatory or compliance procedures and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the applicable Loan Party’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance that complies with all applicable laws and regulations reasonably satisfactory to the Administrative Agent and each Lender (any of the foregoing being “Evidence of Flood Insurance”). Notwithstanding anything contained herein to the contrary, no Mortgage will be executed and delivered until each Lender has confirmed to the Administrative Agent that such Lender has satisfactorily completed its flood insurance due diligence and compliance requirements. Each of the parties hereto acknowledges and agrees that, if there are any Mortgaged Properties, any increase, extension or renewal of any of the Revolving Commitments including the provision of any incremental credit facilities hereunder, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Loans or (iii) the issuance, renewal or extension of Letters of Credit shall be subject to (and conditioned upon): (A) the prior delivery of all applicable Flood Documents with respect to such Mortgaged Properties as required by the Flood Laws and as otherwise reasonably required by the Lenders and (B) the Administrative Agent having received written confirmation from each Lenders that such Lender has satisfactorily completed its flood insurance due diligence and compliance requirements. (c) With respect to any new direct or indirect Subsidiary (other than (x) in the case of clauses (i) and (ii) below, Capital Stock of a Subsidiary that constitutes Excluded Property as defined in the Guarantee and Collateral Agreement, and (y) in the case of clause (iii) below, an Excluded Subsidiary) created or acquired after the Closing Date by any Loan Party (including pursuant to a Permitted Acquisition)

95 or any Subsidiary no longer qualifying as an Excluded Subsidiary (solely in the case of clause (iii) below), promptly and in any event within 30 days (60 days solely for actions in respect of Foreign Subsidiaries) (or such longer period as the Administrative Agent shall agree in its sole discretion) (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement and other applicable Security Documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such Subsidiary that is owned directly by such Loan Party, (ii) deliver to the Administrative Agent such documents and instruments as may be required to grant, perfect, protect and ensure the priority of such security interest, including but not limited to, the certificates representing such Capital Stock, together with undated stock powers or stock transfer forms, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and other applicable Security Documents, (B) to take such actions as are necessary or advisable in the opinion of the Administrative Agent to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement and other applicable Security Documents, with respect to such Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, in a form reasonably satisfactory to the Administrative Agent, with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. At least 5 days prior to any Person becoming a Loan Party, if requested by any Lender, the Borrower shall cause any such Person that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and has not previously delivered a Beneficial Ownership Certification to deliver a Beneficial Ownership Certification to the Administrative Agent, the Issuing Banks and the Lenders. (d) [Reserved]. (e) At the request of the Administrative Agent, each Loan Party shall use commercially reasonable efforts to obtain a landlord’s agreement from the lessor of such Loan Party’s chief executive offices, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord may assert against any Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent. 5.13 Use of Proceeds. Use the proceeds of each credit extension only for the purposes specified in Section 3.16. 5.14 [Reserved] . 5.15 Sanctions; Anti-Corruption Laws. Maintain in effect policies and procedures designed to promote compliance by the Group Members, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws. 5.16 Further Assurances. Execute any further instruments and take such further action as the Administrative Agent reasonably deems necessary to perfect, protect, ensure the priority of or continue the Administrative Agent’s Lien on the Collateral or to effect the purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Security Documents or any other Loan Document, (i) the Administrative Agent may grant extensions of time or waiver of requirement for the creation or perfection of security interests in or the execution and delivery of any Mortgage and the

96 obtaining of title insurance, surveys or opinions of counsel with respect to, or obtaining of insurance with respect to, particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection or obtaining of such items cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the other Loan Documents, (ii) no actions required by the laws of any non-U.S. jurisdiction shall be required to be taken to create or perfect any security interests in assets located or titled outside of the United States (including any Capital Stock of any Foreign Subsidiary and any non-U.S. Intellectual Property) or to perfect or make enforceable any security interests in such assets, in each case so long as no Event of Default has occurred and is continuing, and (iii) no action shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement; provided that, in the case of clauses (ii) and (iii), the Administrative Agent have agreed in writing that the cost or burden of such actions to the Borrower and its Subsidiaries (taken as a whole) are unreasonably excessive relative to the benefit that would inure to the Secured Parties. SECTION 6 NEGATIVE COVENANTS The Borrower hereby agrees that, at all times prior to the Discharge of Obligations, the Borrower shall not, nor shall the Borrower permit any of its respective Subsidiaries, to, directly or indirectly: 6.1 Financial Condition Covenants. (a) Minimum Liquidity. Permit Liquidity at any time, and certified as of the last day of each fiscal quarter, to be less than the greater of (i) $30,000,000.00 and (ii) 30% of the Total Revolving Commitments. (a) Maximum Consolidated Senior Net Leverage Ratio. Permit the Consolidated Senior Net Leverage Ratio, as calculated at the last day of each fiscal quarter ending on or after March 31, 2025, to be more than 3.50:1.00. (b) Annual Recurring Revenue. Permit Recurring Revenue for the trailing 4 fiscal quarter period ending asMinimum Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, as calculated at the last day of anyeach fiscal quarter of the Borrowerending on or after March 31, 2025, to be less than 115% of the actual Recurring Revenue for the same period in the prior fiscal year. Notwithstanding anything to the contrary herein, following any Permitted Acquisition or similar purchase or acquisition on or after the date hereof, the covenant level corresponding to each fiscal quarter following such transaction shall be automatically increased by the Covenant Adjustment Amount applicable to such fiscal quarter. Promptly following any Permitted Acquisition or similar purchase or acquisition on or after the date hereof, the Borrower shall deliver a certificate of a Responsible Officer setting forth the Acquired Company Recurring Revenue with respect to such transaction (the “Acquired Company Recurring Revenue Certificate”), together with reasonably detailed calculations in support thereof. The Administrative Agent shall determine each Covenant Adjustment Amount in consultation with the Borrower based on such Acquired Company Recurring Revenue Certificate, and the determination by the Administrative Agent of any Covenant Adjustment Amount shall be conclusive and binding on the Borrower in the absence of manifest error. The Administrative Agent may rely on the information set forth in the Acquired Company Recurring Revenue Certificate without independent verification thereof, and the Administrative Agent shall have no liability to the Borrower or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error in the calculation of the Covenant Adjustment Amount that is due to inaccurate information set forth in the

97 Acquired Company Recurring Revenue Certificate. Following the calculation of the Covenant Adjustment Amounts in accordance with the foregoing, the Administrative Agent shall notify the Borrower of the revised covenant levels after giving effect to such Covenant Adjustment Amounts.3.00:1.00 6.2 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except: (a) Indebtedness of any Loan Party pursuant to any Loan Document and under any Cash Management Agreement; (b) Indebtedness of (i) any Loan Party owing to any other Loan Party; (ii) any Group Member (which is not a Loan Party) owing to any other Group Member (which is not a Loan Party); (iii) any Group Member (which is not a Loan Party) owing to any Loan Party, which constitutes an Investment permitted by Section 6.8(f)(iii); provided, that, such Indebtedness owing from any Group Member (which is not a Loan Party) to a Loan Party shall be evidenced by a global intercompany promissory note and such promissory note shall be pledged as Collateral; and (iv) any Loan Party owing to any Group Member (which is not a Loan Party); provided that such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to the Administrative Agent; (c) Guarantee Obligations (i) of any Loan Party of the Indebtedness of any other Loan Party; (ii) of any Group Member (which is not a Loan Party) of the Indebtedness of any Loan Party; (iii) by any Group Member (which is not a Loan Party) of the Indebtedness of any other Group Member (which is not a Loan Party) or (iv) of any Loan Party of the Indebtedness of any Group Member that is not a Loan Party, so long as the aggregate amount of such Guarantee Obligations is an Investment permitted by Section 6.8(f)(iii); provided that, in any case of clauses (i), (ii), (iii) or (iv), the underlying Indebtedness so guaranteed is otherwise permitted by the terms hereof; (d) Indebtedness outstanding on the date hereof and listed on Schedule 6.2(d) and any refinancings, refundings, renewals or extensions thereof (which do not shorten the maturity thereof); provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder; (e) Indebtedness (including, without limitation, Capital Lease Obligations and purchase money financing) secured by Liens permitted by Section 6.3(g) in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding and any refinancings, refundings, renewals or extensions thereof (which do not shorten the maturity thereof or increase the principal amount thereof, except by an amount equal to a reasonable premium and other fees and expenses reasonably incurred in connection therewith); (f) Surety Indebtedness, performance or appeal bonds, and any other Indebtedness in respect of letters of credit, banker’s acceptances, bank guarantees or similar arrangements, provided that the aggregate amount of any such Indebtedness outstanding at any time shall not exceed $2,000,000; but excluding (in each case) Indebtedness incurred through the borrowing of money or contingent obligations in respect thereof; (g) [reserved];

98 (h) obligations (contingent or otherwise) of the Group Members existing or arising under any Specified Swap Agreement, provided that such obligations are (or were) entered into by such Person in accordance with Section 6.12 and not for purposes of speculation; (i) Indebtedness of a Person (other than the Borrower or a Subsidiary) existing at the time such Person is merged with or into the Borrower or a Subsidiary or becomes a Subsidiary, provided that (i) such Indebtedness was not, in any case, incurred by such other Person in connection with, or in contemplation of, such merger or acquisition, (ii) such merger or acquisition constitutes a Permitted Acquisition, (iii) with respect to any such Person who becomes a Subsidiary, (A) such Subsidiary is the only obligor in respect of such Indebtedness, and (B) to the extent such Indebtedness is permitted to be secured hereunder, only the assets of such Subsidiary secure such Indebtedness, and (iv) the aggregate principal amount of such Indebtedness shall not exceed $2,500,000 at any time outstanding; (j) Indebtedness in the form of purchase price adjustments, earn-outs, deferred compensation, or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with Investments permitted by Section 6.8; provided that the amount of such obligation shall be deemed part of the cost of such Investment (the amount of which shall be deemed to be the amount required to be accrued as a liability in accordance with GAAP or the amount actually paid); (k) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (l) Indebtedness consisting of the financing of insurance premiums; (m) Permitted Convertible Indebtedness in an aggregate principal amount not to exceed $300,000,000 at any one time outstanding and any refinancings, refundings, renewals or extensions thereof so long as such Indebtedness continues to qualify as Permitted Convertible Indebtedness so long as, immediately after giving effect to the incurrence of such Indebtedness, (A) no Event of Default shall have occurred and be continuing;, and (B) on a Pro Forma Basis, calculated as if such Indebtedness had been incurred on the last day of the most recent fiscal quarter for which financial statements have been delivered hereunder and after netting any proceeds thereof, the Consolidated Total Net Leverage Ratio does not exceed 6.00:1.00; (n) to the extent constituting Indebtedness, Permitted Equity Derivative Transactions; (o) Subordinated Indebtedness so long as (i) immediately before and immediately after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, (ii) immediately after giving effect, on a Pro Forma Basis, to the incurrence of such Indebtedness (A) the Group Members shall be in compliance with the covenantcovenants set forth in Section 6.1(a) hereof and (B) the Group Members shall be in compliance with the covenant set forth in Section 6.1(b) hereof (after giving effect to the Covenant Adjustment Amount) hereof as of the end of the most recently ended quarter for which financial statements are required to be delivered prior to such purchase or other acquisition, based upon financial statements delivered to the Administrative Agent which give effect, on a Pro Forma Basis, to the incurrence of such Indebtedness and (iii) such Indebtedness shall have a stated final maturity date that is no earlier than the date 91 days after the Revolving Termination Date; (p) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit processing services, debit cards, stored value cards and purchase cards (including so-called

99 “procurement cards” or “P-cards”) in an aggregate amount not to exceed $3,000,000; provided that such cap shall not apply until the date that is 120 days after the Closing Date; and (q) other Indebtedness in an aggregate amount not to exceed $4,000,000 at any time. 6.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except: (a) Liens for Taxes not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the applicable Group Member in conformity with GAAP; (b) carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation; (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (other than for indebtedness or any Liens arising under ERISA); (e) encumbrances shown as exceptions in the title insurance policies insuring Mortgages, easements, rights-of-way, restrictions (including zoning) and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Group Member; (f) Liens in existence on the date hereof listed on Schedule 6.3(f) and any Liens granted as a replacement or substitute therefor; provided that (i) no such Lien is spread to cover any additional property after the Closing Date other than improvements or accessions thereto, or casualty proceeds thereof, (ii) the amount of Indebtedness secured or benefitted thereby is not increased other than by accrued interest, premiums paid thereon and fees and expenses incurred in connection therewith, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured thereby is permitted by Section 6.2(d); (g) Liens securing Indebtedness incurred pursuant to Section 6.2(e) to finance the acquisition of fixed or capital assets; provided that (i) such Liens shall be created substantially simultaneously with, or within 180 days after, the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness except for improvements or accessions thereto, or casualty proceeds thereof and (iii) the amount of Indebtedness secured thereby is not increased beyond the amount permitted by Section 6.2(e); (h) Liens created pursuant to the Security Documents; (i) (w) any interest or title of a lessor or licensor under any lease or license entered into by a Group Member in the ordinary course of its business and covering only the assets so leased or licensed, (x) leases, licenses, subleases and sublicenses of real property granted to others in the ordinary course of business, (y) non-exclusive licenses of Intellectual Property in the ordinary course of business

100 and (z) and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States; (j) judgment Liens that do not constitute a Default or an Event of Default under Section 7.1(h) of this Agreement; (k) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash, Cash Equivalents, securities, commodities and other funds on deposit in one or more accounts maintained by a Group Member, in each case arising in the ordinary course of business in favor of banks, other depositary institutions, securities or commodities intermediaries or brokerages with which such accounts are maintained securing amounts owing to such banks or financial institutions with respect to cash management and operating account management or are arising under Section 4-208 or 4-210 of the UCC on items in the course of collection; (l) (i) cash deposits and liens on cash and Cash Equivalents pledged to secure Indebtedness permitted under Section 6.2(f), (ii) Liens securing reimbursement obligations with respect to letters of credit permitted by Section 6.2(f) that encumber documents and other property relating to such letters of credit, (iii) Liens securing Obligations under any Specified Swap Agreements permitted by Section 6.2(i) and (iv) Liens securing reimbursement obligations with respect to Indebtedness permitted by Section 6.2(p); (m) Liens on property of a Person existing at the time such Person is acquired by, merged into or consolidated with a Group Member or becomes a Subsidiary of a Group Member or acquired by a Group Member; provided that (i) such Liens were not created in contemplation of such acquisition, merger, consolidation or Investment, (ii) such Liens do not extend to any assets other than those of such Person, and (iii) the applicable Indebtedness secured by such Lien is permitted under Section 6.2; (n) the replacement, extension or renewal of any Lien permitted by clause (m) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Indebtedness secured thereby; (o) Liens on insurance proceeds in favor of insurance companies granted solely to secured financed insurance premiums; (p) Liens in favor of custom and revenue authorities arising as a matter of law to secure the payment of custom duties in connection with the importation of goods; (q) Liens on any earnest money deposits required in connection with a Permitted Acquisition or consisting of earnest money deposits required in connection with an acquisition of property not otherwise prohibited hereunder; and (r) other Liens securing obligations permitted by Section 6.2(q) in an outstanding principal amount not to exceed $2,000,000 at any one time. 6.4 Fundamental Changes. Consummate any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that: (a) (i) any Group Member that is not a Loan Party may be merged, amalgamated or consolidated with or into (A) any Loan Party (provided that a Loan Party shall be the continuing or surviving

101 Person, or the continuing or surviving Person shall become a Loan Party substantially contemporaneous with such merger, amalgamation or consolidation) or (B) any Group Member that is not a Loan Party, and (ii) any Loan Party may be merged, amalgamated or consolidated with or into with any other Loan Party (provided that if such merger, amalgamation or consolidation involves the Borrower, the Borrower shall be the continuing or surviving Person); (b) (i) any Group Member that is not a Loan Party may Dispose of any or all of its assets (including upon voluntary liquidation, dissolution or otherwise) (A) to any other Group Member or (B) pursuant to a Disposition permitted by Section 6.5; and (ii) any Loan Party (other than the Borrower) may Dispose of any or all of its assets (including upon voluntary liquidation, dissolution or otherwise) (A) to any other Loan Party or (B) pursuant to a Disposition permitted by Section 6.5; and (c) any Investment expressly permitted by Section 6.8 may be structured as a merger, consolidation or amalgamation. 6.5 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except: (a) Dispositions of obsolete, worn out or surplus property in the ordinary course of business of the Group Members; (b) Dispositions of Inventory in the ordinary course of business; (c) Dispositions permitted by Sections 6.4(b)(i)(A) and (b)(ii)(A); (d) the sale or issuance of the Capital Stock of any (i) Subsidiary of the Borrower to any Loan Party, (ii) by a Subsidiary that is not a Loan Party to another Subsidiary that is not a Loan Party or (iii) in connection with any transaction that does not result in a Change of Control; (e) the use or transfer of cash or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (f) (i) the non-exclusive licensing of patents, trademarks, copyrights, and other Intellectual Property rights in the ordinary course of business; and (ii) licensing of patents, trademarks, copyrights, and other Intellectual Property rights which would not result in a legal transfer of title of such licensed Intellectual Property, but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States; (g) the Disposition of property (i) from any Loan Party to any other Loan Party, and (ii) from any Group Member (which is not a Loan Party) to any other Group Member; provided that in each case in which there is a Lien over the relevant property in favor of the Administrative Agent in advance of the Disposition, an equivalent Lien will be granted to the Administrative Agent by the Group Member which acquires the property; (h) Dispositions of property subject to a Casualty Event; (i) leases or subleases of real property;

102 (j) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; provided that any such sale or discount is undertaken in accordance with Section 5.3; (k) any abandonment, cancellation, non-renewal or discontinuance of use or maintenance of Intellectual Property (or rights relating thereto) of any Group Member that the Borrower determines in good faith is desirable in the conduct of its business and not materially disadvantageous to the interests of the Lenders; (l) Restricted Payments permitted by Section 6.6, Investments permitted by Section 6.8 and Liens permitted by Section 6.3; (m) any Foreign Subsidiary may issue Capital Stock to qualified directors where required by or to satisfy any applicable Requirement of Law, including any Requirement of Law with respect to ownership of Capital Stock in Foreign Subsidiaries; and (n) Dispositions of other property having a fair market value not to exceed 3% of the Borrower’s consolidated total assets in the aggregate for any fiscal year of the Group Members, provided that (i) at the time of any such Disposition, no Event of Default shall have occurred and be continuing or would result from such Disposition and (ii) at least 75% of the consideration received by the Group Members in connection with such Disposition shall be cash or Cash Equivalents.; provided, however, that any Disposition made pursuant to this Section 6.5 (other than (x) Dispositions solely between Loan Parties, (y) Dispositions solely between Group Members that are not Loan Parties or (z) Dispositions between a Loan Party and a Group Member that is not a Loan Party in which the terms thereof in favor of a Loan Party are at least arm’s length terms) shall be made in good faith on an arm’s length basis for fair value. 6.6 Restricted Payments. Make any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness, pay any earn-out payment, seller debt or other deferred purchase payments, declare or pay any dividend (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member (collectively, “Restricted Payments”), except that: (a) any Group Member may make Restricted Payments to any Loan Party, and any Group Member that is not a Loan Party may make Restricted Payments to any other Group Member; (b) each Group Member may (i) so long as no Event of Default shall have occurred and be continuing, purchase common stock or common stock options from present or former officers or employees of any Group Member upon the death, disability or termination of employment of such officer or employee; provided that the aggregate amount of payments made under this clause (i) shall not exceed $500,000 during any fiscal year of the Borrower, and (ii) declare and make dividend payments or other distributions payable solely in Capital Stock (other than Disqualified Stock) or other common Capital Stock of the Borrower;

103 (c) so long as no Event of Default shall have occurred and be continuing, each Group Member may purchase, redeem or otherwise acquire Capital Stock issued by it with the proceeds received from the substantially concurrent issue of new shares of its Capital Stock (other than Disqualified Stock); provided that any such issuance is otherwise permitted hereunder (including by Section 6.5(d)); (d) (i) each Group Member may make repurchases of Capital Stock deemed to occur upon exercise of stock options or warrants if such repurchased Capital Stock represents a portion of the exercise price of such options or warrants, and (ii) each Group Member may make repurchases of Capital Stock deemed to occur upon the withholding of a portion of the Capital Stock granted or awarded to a current or former officer, director, employee or consultant to pay for the taxes payable by such Person upon such grant or award (or upon vesting thereof); (e) each Group Member may deliver (i) its common Capital Stock plus cash in lieu of any fractional shares upon conversion of any convertible Indebtedness having been issued by the Borrower; provided that such Indebtedness is otherwise permitted by Section 6.2, and (ii) its common Capital Stock, cash or any combination of cash and Capital Stock upon conversion of any Permitted Convertible Indebtedness if permitted under Section 6.9(c); (f) so long as no Event of Default shall have occurred and be continuing, the Group Members may make earn-out payments, payments in respect of seller debt or deferred purchase price payments in connection with a Permitted Acquisition so long as immediately after giving effect to such payment Liquidity shall equal or exceed $50,000,000 plus the aggregate amount of Increases pursuant to Section 2.28, and immediately after giving effect to such payment, the Group Members shall be in compliance with the covenants set forth in Section 6.1 hereof (except that the pro forma Consolidated Senior Net Leverage Ratio shall not exceed 0.50x less than the then-prevailing Consolidated Senior Net Leverage Ratio covenant level set forth in Section 6.1(ba) hereof (after giving effect to the Covenant Adjustment Amount) as of the most recently ended fiscal quarter for which financial statements were required to be delivered hereunder, based upon financial statements delivered to the Administrative Agent which give pro forma effect to the making of such payment (provided that if any such payment obligations constitute Subordinated Indebtedness, such payment must be permitted under Section 6.21); (g) any Group Member may make payments in respect of Subordinated Indebtedness solely to the extent such payment is made in accordance with Section 6.21; (h) (i) any purchase, payment (including payment of any premium) or delivery with respect to, or early unwind or settlement or termination of, any Permitted Equity Derivative Transaction and (ii) to the extent constituting a Restricted Payment, any payment or prepayment made pursuant to Section 6.9(c); and (i) any Group Member may make any Restricted Payment so long as (i) immediately before and immediately after giving effect to any such Restricted Payment, Liquidity shall be equal to or greater than $100,000,000 plus the aggregate amount of Increases pursuant to Section 2.28, (ii) immediately before and immediately after giving effect to any such Restricted Payment, no Default or Event of Default shall have occurred and be continuing, and (iiiii) immediately after giving effect, on a Pro Forma Basis, to such Restricted Payment, (A) the Group Members shall be in compliance with the covenantcovenants set forth in Section 6.1(a) hereof and (B) the Group Members shall be in compliance with the hereof (except that the pro forma Consolidated Senior Net Leverage Ratio shall not exceed 1.00x less than the then- prevailing Consolidated Senior Net Leverage Ratio covenant level set forth in Section 6.1(ba) hereof (after giving effect to the Covenant Adjustment Amount) as of the end of the most recently ended quarter for which financial statements are required to be delivered prior to such paymentRestricted Payment, based

104 upon financial statements delivered to the Administrative Agent which give effect, on a Pro Forma Basis, to such Restricted Payment. 6.7 [Reserved]. 6.8 Investments. Make any advance, loan, extension of credit (by way of guarantee or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except: (a) extensions of trade credit in the ordinary course of business; (b) Investments in cash and Cash Equivalents; (c) Guarantee Obligations permitted by Section 6.2; (d) loans and advances to employees of any Group Member in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for all Group Members not to exceed $1,000,000 at any one time outstanding; (e) Investments outstanding or contemplated on the date hereof listed on Schedule 6.8(e); (f) intercompany Investments by (i) any Loan Party in any other Loan Party, (ii) any Group Member that is not a Loan Party in any other Group Member, (iii) any Loan Party in any Group Member that is not a Loan Party to the extent that (A) no Default or Event of Default exists or would result therefrom, and (B) such Investments do not exceed $1,000,000 in the aggregate in any fiscal year of the Borrower or (iv) any Loan Party in any Subsidiary (which is not a Loan Party) for amounts arising from customary transfer pricing or cost plus services agreements entered into in the ordinary course of business and on terms that are, when taken as a whole and in the good faith judgment of the Borrower, no less favorable to the Loan Parties than would be obtained in arm’s length transactions with a nonaffiliated third party; (g) Investments in the ordinary course of business consisting of endorsements of negotiable instruments for collection or deposit; (h) Investments received in settlement of amounts due to any Group Member effected in the ordinary course of business or owing to such Group Member as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of such Group Member; (i) Investments held by any Person as of the date such Person is acquired in connection with a Permitted Acquisition, provided that (A) such Investments were not made, in any case, by such Person in connection with, or in contemplation of, such Permitted Acquisition, and (B) with respect to any such Person which becomes a Subsidiary as a result of such Permitted Acquisition, such Subsidiary remains the only holder of such Investment; (j) deposits made to secure the performance of leases, licenses or contracts in the ordinary course of business, and other deposits made in connection with the incurrence of Liens permitted under Section 6.3;

105 (k) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 6.5, to the extent not exceeding the limits specified therein with respect to the receipt of non-cash consideration in connection with such Dispositions; (l) purchases or other acquisitions by any Loan Party of the Capital Stock in a Person that, upon the consummation thereof, will be a Subsidiary (including as a result of a merger or consolidation) or all or substantially all of the assets of, or assets constituting one or more business units of, any Person (each, a “Permitted Acquisition”); provided that, with respect to each such purchase or other acquisition: (i) the newly-created or acquired Subsidiary (or assets acquired in connection with such asset sale) shall be (x) in the same or a related line of business as that conducted by the Borrower on the date hereof, or (y) in a business that is permitted by Section 6.16; (ii) all transactions related to such purchase or acquisition shall be consummated in all material respects in accordance with all Requirements of Law; (iii) no Loan Party shall, as a result of or in connection with any such purchase or acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation or other matters) that, as of the date of such purchase or acquisition (or in the case of a Limited Condition Acquisition, as of the LCA Test Date), could reasonably be expected to result in the existence or incurrence of a Material Adverse Effect; (iv) the Borrower shall give the Administrative Agent at least 10 Business Days (or such later date as agreed to by the Administrative Agent in its sole discretion) prior written notice of any such purchase or acquisition; (v) the Borrower shall provide to the Administrative Agent as soon as available but in any event not later than 5 Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to any such purchase or acquisition; (vi) any such newly-created or acquired Subsidiary, or the Loan Party that is the acquirer of assets in connection with an asset acquisition, shall comply with the requirements of Section 5.12; (vii) (wa) immediately before and immediately after giving effect to any such purchase or other acquisition, Liquidity shall be equal to or greater than $90,000,000 plus the aggregate amount of Increases pursuant to Section 2.28, (x) immediately before and immediately after giving effect to any such purchase or other acquisition, no Default or Event of Default shall have occurred and be continuing (other than in connection with a Limited Condition Acquisition, in which case there shall be (x) no Default or Event of Default as of the LCA Test Date and (y) no Event of Default under Section 7.1(a) or (f) immediately after giving effect to any such purchase or other acquisition), (y) immediately after giving effect, on a Pro Forma Basis, to such purchase or other acquisition, the Group Members shall be in compliance with the covenant set forth in Section 6.1(a) hereof, and (zb) the Group Members shall be in compliance with the covenants set forth in Section 6.1 hereof (except that the pro forma Consolidated Senior Net Leverage Ratio shall not exceed 0.50x less than the then-prevailing Consolidated Senior Net Leverage Ratio covenant level set forth in Section 6.1(ba) hereof (after giving effect to the Covenant Adjustment Amount) as of the end of the most recently ended quarter for which financial statements are required to be delivered prior to such purchase or other acquisition, based upon financial statements delivered to the Administrative Agent which give effect, on a Pro Forma Basis, to such acquisition or other purchase;

106 (viii) the Borrower shall not, based upon the knowledge of the Borrower as of the date any such acquisition or other purchase is consummated, reasonably expect such acquisition or other purchase to result in a Default or an Event of Default under Section 7.1(c), at any time during the one (1) year period following the date such acquisition or other purchase is consummated, as a result of a breach of any of the financial covenants set forth in Section 6.1; (ix) no Indebtedness is assumed or incurred in connection with any such purchase or acquisition other than Indebtedness permitted by the terms of Section 6.2(j); (x) such purchase or acquisition shall not constitute a Hostile Acquisition; and (xi) the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date on which any such purchase or other acquisition is to be consummated (or such later date as is agreed by the Administrative Agent in its sole discretion), a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this definition have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; (m) Investments in or constituting Permitted Equity Derivative Transactions; (n) [reserved]; (o) other Investments by the Group Members in an aggregate amount not to exceed $1,000,000; and (p) other Investments so long as (i) immediately before and immediately after giving effect to any such Investment, Liquidity shall be equal to or greater than $90,000,000 plus the aggregate amount of Increases pursuant to Section 2.28, (ii) immediately before and immediately after giving effect to any such Investment, no Default or Event of Default shall have occurred and be continuing, and (iiiii) immediately after giving effect, on a Pro Forma Basis, to such Investment, (A) the Group Members shall be in compliance with the covenantcovenants set forth in Section 6.1(a) hereof and (B) the Group Members shall be in compliance with the hereof (except that the pro forma Consolidated Senior Net Leverage Ratio shall not exceed 0.50x less than the then-prevailing Consolidated Senior Net Leverage Ratio covenant level set forth in Section 6.1(ba) hereof (after giving effect to the Covenant Adjustment Amount) as of the end of the most recently ended quarter for which financial statements are required to be delivered prior to such paymentInvestment, based upon financial statements delivered to the Administrative Agent which give effect, on a Pro Forma Basis, to such Investment. Notwithstanding anything to contrary in this Section 6.8, no Investment shall be permitted by this Section 6.8 if such Investment shall constitute a Hostile Acquisition. 6.9 Optional Payments and Modifications of Certain Preferred Stock and Debt Instruments. (a) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Preferred Stock (i) that would move to an earlier date the scheduled redemption date (but only to the extent that moving any such scheduled redemption date would result in the redemption to be prior to 91 days after the Revolving Termination Date) or increase the amount of any scheduled redemption payment or increase the rate or move to an earlier date any date for payment of dividends thereon, (ii) that would require any Group Member to make any cash payments in respect of any Preferred Stock or (iii) that could reasonably be expected to be otherwise materially adverse to any Lender or any other Secured Party; (b) other than pursuant to any refinancing or replacement of Indebtedness permitted by Section 6.2, amend, modify, waive or otherwise change, or

107 consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Indebtedness permitted by Section 6.2 (other than Indebtedness pursuant to any Loan Document and Subordinated Indebtedness which is addressed in Section 6.21) that would shorten the maturity (but only to the extent such shortening, would result in the maturity of such Indebtedness to be prior to 91 days after the Revolving Termination Date) or increase the amount of any payment of principal thereof or the rate of interest thereon or shorten any date for payment of interest thereon or that could reasonably be expected to be otherwise materially adverse to any Lender or any other Secured Party; or (c) make any payment or prepayment of principal of, premium, if any, or redemption, purchase, retirement, defeasance, sinking fund, settlement, conversion or similar payment with respect to any Permitted Convertible Indebtedness unless (i) made exclusively with common stock of the Borrower and/or cash in lieu of fractional shares and/or to pay accrued interest, if any, on such Permitted Convertible Indebtedness and a reasonable premium thereon, (ii) made for common stock of the Borrower, Indebtedness permitted pursuant to Section 6.2 and/or cash exclusively using proceeds of a substantially concurrent refinancing or replacement of such Permitted Convertible Indebtedness permitted pursuant to Section 6.2(m), or (iii) (x) immediately before and immediately after giving effect to any such payment or prepayment, Liquidity shall be equal to or greater than $100,000,000 plus the aggregate amount of Increases pursuant to Section 2.28, (y) immediately before and immediately after giving effect to any such payment or prepayment, no Default or Event of Default shall have occurred and be continuing, and (zy) immediately after giving effect, on a Pro Forma Basis, to such payment or prepayment, (A) the Group Members shall be in compliance with the covenantcovenants set forth in Section 6.1(a) hereof and (B) the Group Members shall be in compliance with the hereof (except that the pro forma Consolidated Senior Net Leverage Ratio shall not exceed 0.75x less than the then- prevailing Consolidated Senior Net Leverage Ratio covenant level set forth in Section 6.1(ba) hereof (after giving effect to the Covenant Adjustment Amount) as of the end of the most recently ended quarter for which financial statements are required to be delivered prior to such payment or prepayment, based upon financial statements delivered to the Administrative Agent which give effect, on a Pro Forma Basis, to such payment or prepayment. 6.10 Transactions with Affiliates. Directly or indirectly, enter into or permit to exist any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any other Loan Party) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Group Member, (c) upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate, (d) [reserved], (e) transactions expressly permitted to be amongst Group Members or other Affiliates by Section 6.2, 6.5, 6.6, 6.7, or 6.8, (f) issuances of Capital Stock of the Borrower not prohibited by this Agreement, any Restricted Payment permitted by Section 6.6, (g) transactions involving aggregate payments or consideration of less than $1,000,000, (h) reasonable and customary director, officer and employee compensation (including equity-based compensation and bonuses) and other benefits (including retirement, health, and stock compensation plans), indemnification arrangements and performance of such arrangements and reimbursement of expenses of employees, consultants, officers, and directors, in each case, approved by the board of directors or management of the Borrower or its Subsidiaries, (i) any transaction entered into by a Person prior to the time such Person becomes a Subsidiary or is merged or consolidated with or into the Borrower or a Subsidiary, so long as such transaction was not consummated solely in contemplation of such Person becoming a Subsidiary or such merger, and (j) any employment agreements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business and the transactions pursuant thereto. 6.11 Sale Leaseback Transactions. Enter into any Sale Leaseback Transaction, except in connection with transactions that would be permitted under this Section 6.

108 6.12 Swap Agreements. Enter into any Swap Agreement, except (a) Specified Swap Agreements which are entered into by a Group Member to (i) hedge or mitigate risks to which such Group Member has actual exposure (other than those in respect of Capital Stock), or (ii) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of such Group Member or (b) Permitted Equity Derivative Transactions. 6.13 Accounting Changes. Make any change in its (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year. 6.14 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its Obligations under the Loan Documents to which it is a party, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary restrictions on the assignment of leases, licenses and other agreements, (d) any agreement in effect at the time any Subsidiary becomes a Subsidiary of a Loan Party, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary or, in any such case, that is set forth in any agreement evidencing any amendments, restatements, supplements, modifications, extensions, renewals and replacements of the foregoing, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement applies only to such Subsidiary and does not otherwise expand in any material respect the scope of any restriction or condition contained therein, and (e) any restriction pursuant to any document, agreement or instrument governing or relating to any Lien permitted under Sections 6.3(c), (d), (m), (n), (o), (q) or any agreement or option to Dispose any asset of any Group Member, the Disposition of which is permitted by any other provision of this Agreements (in each case, provided that any such restriction relates only to the assets or property subject to such Lien or being Disposed). 6.15 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or to pay any Indebtedness owed to, any other Group Member, (b) make loans or advances to, or other Investments in, any other Group Member, or (c) transfer any of its assets to any other Group Member, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with a Disposition permitted hereby of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) customary restrictions on the assignment of leases, licenses and other agreements, (iv) restrictions of the nature referred to in clause (c) above under agreements governing purchase money liens or Capital Lease Obligations otherwise permitted hereby which restrictions are only effective against the assets financed thereby, or (v) any agreement in effect at the time any Subsidiary becomes a Subsidiary of a Borrower, so long as such agreement applies only to such Subsidiary, was not entered into solely in contemplation of such Person becoming a Subsidiary or in each case that is set forth in any agreement evidencing any amendments, restatements, supplements, modifications, extensions, renewals and replacements of the foregoing, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement is not as a whole materially less favorable to such Subsidiary, (vi) restrictions under any Subordinated Debt Documents, (vii) restrictions on the transfer of any asset pending the close of the sale of such asset and customary restrictions contained in purchase agreements and acquisition agreements (including by way of merger, acquisition or consolidation), to the extent in effect pending the consummation of such transaction, (viii) customary net worth provisions or similar financial maintenance provisions contained in real property leases entered into by a Foreign Subsidiary, so long as

109 the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Group Members to meet their ongoing obligations under the Loan Documents, (ix) applicable law, (x) restrictions on cash or other deposits imposed under agreements entered into in the ordinary course of business, (xi) provisions in joint venture agreements and other similar agreements (including equity holder agreements) relating to such joint venture or its members or entered into in the ordinary course of business or (xii) any restriction pursuant to any document, agreement or instrument governing or relating to any Lien permitted under Section 6.3(c), (d), (m), (n), (o), (q) (provided that any such restriction relates only to the assets or property subject to such Lien or being Disposed). 6.16 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Group Members are engaged on the date of this Agreement or that are reasonably related, ancillary, complementary or incidental thereto. 6.17 [Reserved]. 6.18 [Reserved]. 6.19 Amendments to Organic Documents and Material Contracts. (a) Amend or permit any amendments to any Loan Party’s organizational documents if such amendment, termination, or waiver would be adverse to the Administrative Agent or the Lenders in any material respect; or (b) amend or permit any amendments to, or terminate or waive any provision of, any material Contractual Obligation if such amendment, termination or waiver could reasonably be expected to result in a Material Adverse Effect. 6.20 Use of Proceeds. Use the proceeds of any Loan or extension of credit hereunder, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation T, U, or X of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose; (b) to finance a Hostile Acquisition; (c) to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, Issuing Bank, Swingline Lender, or otherwise) of Sanctions (or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity in violation of the foregoing); or (d) for any purpose which would breach the FCPA, the UK Bribery Act 2010, any other applicable anti- corruption law or other similar legislation in other jurisdictions. 6.21 Subordinated Debt. (a) Amendments. Amend, modify, supplement, waive compliance with, or consent to noncompliance with, any Subordinated Debt Document, unless the amendment, modification, supplement, waiver or consent (i) does not materially adversely affect the Group Members’ ability to pay and perform each of their Obligations at the time and in the manner set forth herein and in the other Loan Documents and is not otherwise materially adverse to the Administrative Agent and the Lenders, and (ii) is in compliance with the subordination provisions therein and any subordination agreement with respect thereto in favor of the Administrative Agent. (b) Payments. Make any payment (including any interest payment, other than paid- in-kind interest), prepayment or repayment on, redemption, exchange or acquisition for value of, any sinking fund or similar payment with respect to, any Subordinated Indebtedness, except as permitted by the subordination provisions in the applicable Subordinated Debt Documents and any subordination agreement with respect thereto in favor of the Administrative Agent.

110 6.22 Anti-Terrorism Laws. Conduct, deal in or engage in or permit any Affiliate or agent of any Loan Party within its control to conduct, deal in or engage in any of the following activities: (a) conduct any business or engage in any transaction or dealing with any person blocked pursuant to Executive Order No. 13224 (a “Blocked Person”), including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person; (b) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (c) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or the Patriot Act. SECTION 7 EVENTS OF DEFAULT 7.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default: (a) the Borrower shall fail to pay any amount of principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when due in accordance with the terms hereof; or the Borrower shall fail to pay any amount of interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within 5 Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document (i) if qualified by materiality, shall be incorrect or misleading when made or deemed made, or (ii) if not qualified by materiality, shall be incorrect or misleading in any material respect when made or deemed made; or (c) any Loan Party shall default in the observance or performance of any agreement contained in, Section 4.3, Section 5.1, Section 5.2, Section 5.5(a)(i), Section 5.8(a), Section 5.13, Section 5.15 or Section 6 of this Agreement; or (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 7.1), and such default shall continue unremedied for a period of 30 days after knowledge by such Loan Party or written notice thereof from the Administrative Agent to the Borrower; or (e) (i) any Group Member (other than an Immaterial Subsidiary) shall (A) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; (B) default in making any payment of any interest, fees, costs or expenses on any such Indebtedness (other than the Loans) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; (C) default in making any payment or delivery under any such Indebtedness constituting a Swap Agreement beyond the period of grace, if any, provided in such Swap Agreement; or (D) default in the observance or performance of any other agreement or condition relating to any such Indebtedness (other than the Loans) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to (1) cause, or to permit the holder or beneficiary of, or, in the case of any such Indebtedness constituting a Swap Agreement, counterparty under, such Indebtedness (or a trustee or agent on behalf of such holder, beneficiary, or counterparty) to cause, with the giving of notice if required, such Indebtedness to become

111 due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable or (in the case of any such Indebtedness constituting a Swap Agreement) to be terminated, or (2) to cause, with the giving of notice if required, any Group Member to purchase, redeem, mandatorily prepay or make an offer to purchase, redeem or mandatorily prepay such Indebtedness prior to its stated maturity; provided that this clause (D) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that, unless such Indebtedness constitutes a Specified Swap Agreement, a default, event or condition described in clauses (i)(A), (B), (C), or (D) of this Section 7.1(e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in any of clauses (i)(A), (B), (C), or (D) of this Section 7.1(e) shall have occurred with respect to Indebtedness, the outstanding principal amount (and, in the case of Swap Agreements, other than Specified Swap Agreements, the Swap Termination Value) of which, individually or in the aggregate for all such Indebtedness, exceeds $2,500,000; provided, further, that this clause (e)(i) shall not apply to (x) any early payment requirement or unwinding or termination with respect to any Permitted Equity Derivative Transaction, or satisfaction of any condition giving rise to or permitting the foregoing, in accordance with the terms thereof, so long as, in any such case, the Group Members are not the “defaulting party” or otherwise in breach under the terms of such Permitted Equity Derivative Transaction, or (y) any event that permits or causes repurchase, payment, prepayment, redemption, conversion, settlement or exchange of Permitted Convertible Indebtedness that is not the result of a breach or default by a Group Member of the terms of an agreement governing such Permitted Convertible Indebtedness or an event or condition that constitutes an Event of Default hereunder or (ii) any default or event of default (however designated) shall occur with respect to any Subordinated Indebtedness of any Group Member; or (f) (i) Borrower or any Group Member that is also Material Subsidiary shall commence any case, proceeding or other action (a) under any Debtor Relief Law seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, administration, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, administrator, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Borrower or any such Group Member shall make a general assignment or assignation for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any such Group Member that is not an Immaterial Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days (provided that, during such 60 day period, no Loan shall be advanced or Letters of Credit issued hereunder); or (iii) there shall be commenced against Borrower any such Group Member any case, proceeding or other action seeking issuance of a warrant of attachment, execution, arrestment, inhibition, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof (provided that, during such 60 day period, no Loan shall be advanced or Letters of Credit issued hereunder); or (iv) Borrower or any Group Member that is also a Material Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Borrower or any Group Member that is also a Material Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (g) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $2,500,000; or

112 (h) there is entered against Borrower or any Group Member that is also Material Subsidiary (i) one or more final judgments or orders for the payment of money involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $2,500,000 or more, or (ii) one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) all such judgments or decrees shall not have been paid, vacated, discharged, stayed or bonded pending appeal within 45 days from the entry thereof; or (i) any of the Security Documents shall cease, for any reason, to be in full force and effect (other than pursuant to the terms thereof), or any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, in each case, with respect to any Collateral having a value, individually or in the aggregate, in excess of $1,000,000; or (ii) any court order enjoins, restrains or prevents a Loan Party from conducting all or any material part of its business for more than five consecutive Business Days; or (j) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party shall so assert; or (k) a Change of Control shall occur; or (l) any of the Governmental Approvals necessary for any of the Group Members to operate its respective business shall have been revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term and such decision or such revocation, rescission, suspension, modification or nonrenewal (i) has, or could reasonably be expected to have, a Material Adverse Effect, or (ii) adversely affects the legal qualifications of any Group Member to hold any material Governmental Approval in any applicable jurisdiction and such adverse effect on the legal qualifications of any such Group Member to hold any material Governmental Approval in any applicable jurisdiction could reasonably be expected to have a Material Adverse Effect; or (m) any Loan Document (including the subordination provisions of any subordination or intercreditor agreement governing Subordinated Indebtedness) not otherwise referenced in Section 7.1(i) or (j), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or the Discharge of Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document (exclusive of questions of interpretation thereof); or any Loan Party denies that it has any liability or obligation under any Loan Document to which it is a party, or purports to revoke, terminate or rescind any such Loan Document. 7.2 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of Section 7.1 with respect to any Loan Party, the Commitments shall immediately terminate automatically and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall automatically immediately become due and payable, and

113 (b) if such event is any other Event of Default, any of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable; (iii) any Cash Management Bank may terminate any Cash Management Agreement then outstanding and declare all Obligations then owing by the Group Members under any such Cash Management Agreements then outstanding to be due and payable forthwith, whereupon the same shall immediately become due and payable; and (iv) the Administrative Agent may exercise on behalf of itself, any Cash Management Bank, the Lenders and the Issuing Bank all rights and remedies available to it, any such Cash Management Bank, the Lenders and the Issuing Bank under the Loan Documents. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall Cash Collateralize an amount equal to 105% (110% in the case of a Letter of Credit denominated in an Alternative Currency) of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts so Cash Collateralized shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations of the Borrower hereunder and under the other Loan Documents in accordance with Section 7.3. In addition, (x) the Borrower shall also Cash Collateralize the full amount of any Swingline Loans then outstanding, and (y) to the extent elected by any applicable Cash Management Bank, the Borrower shall also Cash Collateralize the amount of any Obligations in respect of Cash Management Services then outstanding, which Cash Collateralized amounts shall be applied by the Administrative Agent to the payment of all such outstanding Cash Management Services, and any unused portion thereof remaining after all such Cash Management Services shall have been fully paid and satisfied in full shall be applied by the Administrative Agent to repay other Obligations of the Loan Parties hereunder and under the other Loan Documents in accordance with the terms of Section 7.3. (c) After all such Letters of Credit and Cash Management Agreements shall have been terminated, expired or fully drawn upon, as applicable, and all amounts drawn under any such Letters of Credit shall have been reimbursed in full and all other Obligations of the Borrower and the other Loan Parties (including any such Obligations arising in connection with Cash Management Services) shall have been paid in full, the balance, if any, of the funds having been so Cash Collateralized shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower. 7.3 Application of Funds. After the exercise of remedies provided for in Section 7.2, any amounts received by the Administrative Agent on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to the payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including any Collateral-Related Expenses, fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Sections 2.19, 2.20 and 2.21 (including interest thereon)) payable to the Administrative Agent, in its capacity as such;

114 Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, reimbursement obligations in respect of L/C Disbursements, interest, and L/C Fees) payable to the Lenders, the Issuing Bank, and any Qualified Counterparty and any applicable Cash Management Bank (in its respective capacity as a provider of Cash Management Services), and the documented out-of-pocket fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank, and amounts payable under Sections 2.19, 2.20 and 2.21), in each case, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to the extent that the Swingline Lender has advanced any Swingline Loans that have not been refunded by each Lender in accordance with their Revolving Percentage, payment to the Swingline Lender of that portion of the Obligations constituting the unpaid principal of and interest upon the Swingline Loans advanced by the Swingline Lender; Fourth, to the payment of that portion of the Obligations constituting accrued and unpaid L/C Fees and interest in respect of any Cash Management Services and on the Loans and L/C Disbursements which have not yet been converted into Revolving Loans or Swingline Loans, and to payment of premiums and other fees (including any interest thereon) under any Specified Swap Agreements and any Cash Management Agreements, in each case, ratably among the Lenders, any applicable Cash Management Bank (in its respective capacity as a provider of Cash Management Services), and any Qualified Counterparties, in each case, ratably among them in proportion to the respective amounts described in this clause Fourth payable to them; Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Disbursements which have not yet been converted into Revolving Loans or Swingline Loans, and settlement amounts, payment amounts and other termination payment obligations under any Specified Swap Agreements and Cash Management Agreements, in each case, ratably among the Lenders, any applicable Cash Management Bank (in its respective capacity as a provider of Cash Management Services), and any applicable Qualified Counterparties, in each case, ratably among them in proportion to the respective amounts described in this clause Fifth and payable to them; Sixth, to the Administrative Agent for the account of the Issuing Bank, to Cash Collateralize that portion of the L/C Obligations comprised of the Dollar Equivalent of the aggregate undrawn amount of Letters of Credit pursuant to Section 2.7(k); Seventh, for the account of any applicable Qualified Counterparty and any applicable Cash Management Bank, to any settlement amounts, payment amounts and other termination payment obligations under any Specified Swap Agreements and Cash Management Agreements not paid pursuant to clause Fifth and to cash collateralize Obligations arising under any then outstanding Specified Swap Agreements and Cash Management Services, in each case, ratably among them in proportion to the respective amounts described in this clause Seventh payable to them; Eighth, to the payment of all other Obligations of the Loan Parties that are then due and payable to the Administrative Agent and the other Secured Parties on such date, in each case, ratably among them in proportion to the respective aggregate amounts of all such Obligations described in this clause Eighth and payable to them; and Last, the balance, if any, after the Discharge of Obligations, to the Borrower or as otherwise required by law. Subject to Sections 2.24(a) and 2.7(k), amounts used to Cash Collateralize the Dollar Equivalent of the aggregate undrawn amount of Letters of Credit pursuant to clause Sixth above shall be applied to satisfy

115 drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral for Letters of Credit after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, no Excluded Swap Obligation of any Guarantor shall be paid with amounts received from such Guarantor or from any Collateral in which such Guarantor has granted to the Administrative Agent a Lien (for the benefit of the Secured Parties) pursuant to the Guarantee and Collateral Agreement; provided, however, that each party to this Agreement hereby acknowledges and agrees that appropriate adjustments shall be made by the Administrative Agent (which adjustments shall be controlling in the absence of manifest error) with respect to payments received from other Loan Parties to preserve the allocation of such payments to the satisfaction of the Obligations in the order otherwise contemplated in this Section 7.3. SECTION 8 THE ADMINISTRATIVE AGENT 8.1 Appointment and Authority. Each of the Lenders hereby irrevocably appoints MUFG to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 8 are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Requirement of Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 8.2 Rights as a Lender, Swingline Lender or Issuing Bank. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender, Swingline Lender or Issuing Bank as any other Lender, Swingline Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its branches and Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 8.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required

116 Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Requirement of Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its branches or Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 7.2 and 9.1), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent in writing by the Borrower, a Lender or an Issuing Bank. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Sections 4.1, 4.2, 2.28 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 8.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, amendment, increase, reinstatement or renewal of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 8.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related

117 Parties. The exculpatory provisions of this Section 8 shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the Revolving Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents. 8.6 Resignation of the Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by any Requirement of Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section 8 and Section 9.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. To the extent the retiring or removed Administrative Agent is holding cash, deposit account balances or other credit support as collateral for Cash Collateralized Letters of Credit, the retiring or removed Administrative Agent shall at or reasonably promptly following the Resignation Effective Date cause such collateral to be transferred to the successor Administrative Agent or, if no successor Administrative Agent has been appointed and accepted such appointment, to the respective

118 Issuing Banks ratably according to the outstanding amount of Cash Collateralized Letters of Credit issued by them, in each case to be held as collateral for such Cash Collateralized Letters of Credit in accordance with this Agreement. 8.7 Non-Reliance on the Administrative Agent, Issuing Banks and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent nor any arranger or bookrunner (collectively the “Arranger”) has made any representation or warranty to it, and that no act by the Administrative Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender as to any matter, including whether the Administrative Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 8.8 No Other Duties. Anything herein to the contrary notwithstanding, no Arranger shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. 8.9 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or Obligation with respect to a Letter of Credit shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Obligations with respect to Letters of Credit and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable

119 compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.9 or 9.5 allowed in such judicial proceeding); and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.9 or 9.5. 8.10 Collateral and Guaranty Matters. (a) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, (i) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) upon the Discharge of Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Bank shall have been made), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents to a Person that is not and is not required to become a Loan Party, or (C) subject to Section 9.1, if approved, authorized or ratified in writing by the Required Lenders; (ii) to subordinate any Lien on any Collateral to the holder of any Lien on such property that is permitted by Section 6.3(g) and (i); and (iii) to release any Guarantor from its obligations under the Guarantee and Collateral Agreement if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the guaranty pursuant to this Section 8.10. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 8.11 Erroneous Payments. (a) If the Administrative Agent (i) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the

120 Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (ii) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.11 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than 2 Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this clause (b)(ii). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this clause (b) shall not have any effect on a Payment Recipient’s obligations pursuant to clause (a) or on whether or not an Erroneous Payment has been made.

121 (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (i) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 8.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (i) and (ii) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrower for the purpose of making a payment on the Obligations. (e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (f) Each party’s obligations, agreements and waivers under this Section 8.11 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. 8.12 Cash Management Bank and Qualified Counterparty Reports. Each Cash Management Bank and each Qualified Counterparty agrees to furnish to the Administrative Agent, as frequently as the Administrative Agent may reasonably request, with a summary of all Obligations in respect of Cash Management Services and/or Specified Swap Agreements, as applicable, due or to become due to such Cash Management Bank or Qualified Counterparty, as applicable. In connection with any distributions to be made hereunder, the Administrative Agent shall be entitled to assume that no amounts are due to any Cash Management Bank or Qualified Counterparty (in its capacity as a Cash Management Bank or Qualified Counterparty and not in its capacity as a Lender) unless the Administrative Agent has received written notice thereof from such Cash Management Bank or Qualified Counterparty and if such notice is received, the Administrative Agent shall be entitled to assume that the only amounts due to such Cash Management Bank or Qualified Counterparty on account of Cash Management Services or Specified Swap Agreements are set forth in such notice. 8.13 Certain ERISA Matters.

122 (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that neither the Administrative Agent nor any of its Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 9 MISCELLANEOUS 9.1 Amendments and Waivers. (a) Amendments, Etc. Except as otherwise expressly set forth in this Agreement (including Section 2.17 and Section 2.28), no amendment, supplement, modification or waiver of any

123 provision of this Agreement or any other Loan Document, and no consent to any departure by the Loan Parties therefrom, shall be effective unless in writing executed by the Loan Parties party to the applicable Loan Document and the Required Lenders, and acknowledged by the Administrative Agent, or by the Loan Parties party to the applicable Loan Document and the Administrative Agent with the consent of the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, supplement, modification, waiver or consent shall: (i) extend or increase any Lender’s Revolving Commitment without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.2 or the waiver of any Default shall not constitute an extension or increase of any Revolving Commitment of any Lender); (ii) forgive or reduce the principal of, or rate of interest specified herein on, any Loan or any L/C Disbursement, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary (x) to amend the definition of “Default Rate” or to waive the obligation of the Borrower to pay interest at the Default Rate or (y) to amend any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Loan or other Obligation or to reduce any fee payable hereunder); (iii) postpone any date scheduled for any payment of principal of, or interest on, any Loan or any L/C Disbursement, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly and adversely affected thereby; (iv) change Section 2.18 or any other Loan Document in a manner that would alter the pro rata sharing of payments or pro rata treatment of the Lenders required thereby without the written consent of each Lender directly and adversely affected thereby (v) change Section 7.3, in each case, without the written consent of each Lender; (vi) waive any condition set forth in Section 4.2 without the written consent of each Lender; or (vii) change any provision of this Section 9.1 or the percentage in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (viii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral, contractually subordinate the Obligations (including any guarantees thereof) or the Administrative Agent’s Lien on all or substantially all of the Collateral, or release all or substantially all of the value of the guarantees (taken as a whole) of the Guarantors from their obligations under the Guarantee and Collateral Agreement, in each case without the written consent of all Lenders; or (ix) amend, modify or waive any provision of Section 2.6 without the written consent of the Swingline Lender;

124 (x) amend or modify the application of payments provisions set forth in Section 7.3 in a manner that adversely affects the Issuing Bank, any Cash Management Bank or any Qualified Counterparty, as applicable, without the written consent of the Issuing Bank, such Cash Management Bank or any such Qualified Counterparty, as applicable; (xi) change Section 2.7(d) in a manner that would permit the expiration date of any Letter of Credit to occur after the Revolving Termination Date without the written consent of each Lender; or (xii) amend, modify or waive any provision of Section 2.7, the definition of Alternative Currency or Section 1.7 without the written consent of the Administrative Agent, the Issuing Bank and each Lender. provided, further, that no such amendment, supplement, modification, waiver or consent shall amend, modify Section 8 or otherwise affect the rights or duties hereunder or under any other Loan Document of (A) the Administrative Agent, unless in writing executed by the Administrative Agent, (B) any Issuing Bank, unless in writing executed by such Issuing Bank and (C) any Swingline Lender, unless in writing executed by such Swingline Lender, in each case in addition to the Loan Parties and the Lenders required above. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent, the Issuing Bank, each Cash Management Bank, each Qualified Counterparty, and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured during the period such waiver is effective; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding the foregoing, the Issuing Bank may amend any of the L/C Documents without the consent of the Administrative Agent or any other Lender and the Issuing Bank, Administrative Agent and the Borrower may make customary technical amendments if any Letter of Credit shall be issued hereunder in a currency other than U.S. Dollars. (b) Notwithstanding anything to the contrary contained in Section 9.1(a) above, in the event that the Borrower requests that this Agreement or any of the other Loan Documents be amended or otherwise modified in a manner which would require the consent of all of the Lenders and such amendment or other modification is agreed to by the Borrower, the Required Lenders and the Administrative Agent, then, with the consent of the Borrower, the Administrative Agent and the Required Lenders, this Agreement or such other Loan Document may be amended without the consent of the Lender or Lenders who are unwilling to agree to such amendment or other modification (each, a “Minority Lender”), to provide for: (i) the termination of the Commitment of each such Minority Lender; (ii) the assumption of the Loans and Commitment of each such Minority Lender by one or more Replacement Lenders pursuant to the provisions of Section 2.23; and

125 (iii) the payment of all interest, fees and other obligations payable or accrued in favor of each Minority Lender and such other modifications to this Agreement or to such Loan Documents as the Borrower, the Administrative Agent and the Required Lenders may determine to be appropriate in connection therewith. (c) [Reserved]. (d) Notwithstanding any provision herein to the contrary, any Cash Management Agreement may be amended or otherwise modified by the parties thereto in accordance with the terms thereof without the consent of the Administrative Agent or any Lender. (e) Notwithstanding any provision herein or in any other Loan Document to the contrary, no Cash Management Bank and no Qualified Counterparty shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of Cash Management Services or Specified Swap Agreements or Obligations owing thereunder, nor shall the consent of any such Cash Management Bank or Qualified Counterparty, as applicable, be required for any matter, other than in their capacities as Lenders, to the extent applicable. (f) Notwithstanding any other provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the Issuing Bank, the Borrower and the Lenders affected thereby to amend the definition of “Alternative Currency” solely to add additional currency options, solely to the extent permitted pursuant to Section 1.7. (g) In addition, notwithstanding anything in this Section to the contrary, if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Administrative Agent within 10 Business Days following receipt of notice thereof. 9.2 Notices; Electronic Communication. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.2(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email as follows: Borrower: Sprout Social, Inc. 131 S Dearborn St, Ste 700 Chicago, IL 60603 Attn: Joe Del Preto; Heidi Jonas Email: joe.delpreto@sproutsocial.com; heidi@sproutsocial.com

126 with a copy (which shall not constitute notice) to: Cooley LLP Embarcadero Center, 20th Floor San Francisco, CA 94111-4004 Attn: Jason Savich; Courtney Tygesson Email: jsavich@cooley.com; CTygesson@cooley.com Administrative Agent: MUFG Bank, Ltd. 1221 Avenue of the Americas New York, New York 10020-1104 Attn: Lawrence Blat Email: agencydesk@us.sc.mufg.jp with a copy (which shall not constitute notice) to: Morrison & Foerster LLP 200 Clarendon St. Boston, Massachusetts 02116 Attn: Charles W. Stavros, Esquire Email: cstavros@mofo.com provided that any notice, request or demand to or upon the Lenders shall be sent to it at its address (or email address) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 9.2(b) below, shall be effective as provided in said Section 9.2(b). (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Sections 2.5, 2.6 or 2.7 if such Lender has notified the Administrative Agent that it is incapable of receiving notices under by electronic communication. The Administrative Agent or any Loan Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (1) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (2) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent

127 during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (d) (i) Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders by posting the Communications on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender by means of electronic communications pursuant to this Section, including through the Platform. 9.3 No Waiver; Cumulative Remedies. No failure or delay by the Administrative Agent or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges of the Administrative Agent and the Lenders hereunder and under the Loan Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that any such Person would otherwise have. 9.4 Survival. All covenants, agreements, representations and warranties made by the Borrower or any other Loan Party herein and in any Loan Document or other documents delivered in connection herewith or therewith or pursuant hereto or thereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery hereof and thereof and the making of the extensions of credit hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any extension of credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding and so long as the Commitments have not expired or been terminated. The provisions of Sections 2.19, 2.20, 9.5, 9.20 and Section 8 shall survive and remain in full force and effect regardless of Discharge of Obligations.

128 9.5 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including, but not limited to, the reasonable fees, charges and disbursements of Morrison & Foerster LLP, as counsel to the Administrative Agent and local counsel (if any) retained by the Administrative Agent in connection with this Agreement), in connection with the syndication of the Revolving Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, reinstatement or renewal of any Letter of Credit or any demand for payment thereunder, and (iii) all out of pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued or participated in hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Group Members, or any Environmental Liability related in any way to the Group Members, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of any Group Member and that is brought by an Indemnitee against another Indemnitee (other than against the arranger or the Administrative Agent in their capacities as such and other than claims with respect to a Letter of Credit brought by one Indemnitee against another Indemnitee acting in a different capacity or role with respect to such Letter of Credit such as an issuing bank as opposed to an advising bank, confirming bank, negotiating bank or transferring bank). Clause (b) of this Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

129 (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Sections 9.5(a) or (b) to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuing Bank, any Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Bank, such Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Revolving Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to any Issuing Bank or Swingline Lender solely in its capacity as such, only the Revolving Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving Lenders’ Revolving Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such Issuing Bank or such Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Issuing Bank or any such Swingline Lender in connection with such capacity. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, (i) the Borrower and each other Group Member shall not assert, and hereby waives, any claim against the Administrative Agent (and any sub-agent thereof), any Lender and any Issuing Bank, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender Protected Person”) and (ii) the Administrative Agent and each Lender shall not asset and hereby waives, any claim against any Group Member or any Related Party of any Group Member (each such Person being called a “Borrower Protected Person” and, collectively with the Lender Protected Persons, the “Protected Persons”), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof. No Protected Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the Discharge of Obligations. 9.6 Successors and Assigns; Participations and Assignments. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, each Lender (and any other attempted assignment or transfer by any party hereto shall be null and void)), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of Section 9.6(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.6(e). Nothing in this Agreement, expressed or

130 implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (in each case with respect to the Revolving Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to the Revolving Facility) or contemporaneous assignments to or by related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Facility, unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 3 Business Days after having received notice thereof). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment, or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of the Revolving Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

131 (C) the consent of the Issuing Bank and the Swingline Lender shall be required for any assignment in respect of the Revolving Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Disqualified Institution (unless an Event of Default under Sections 7.1(a), 7.1(c) (for any breach, default, or any other violation of Section 6.1), or 7.1(f) has occurred and is continuing), Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.19, 2.20, 2.21 and 9.5 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as

132 a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a holding company, investment vehicle or trust established for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnities under Sections 2.20(e) and 9.7 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver which affects such Participant and for which the consent of such Lender is required (as described in Section 9.1). The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.19, 2.20 and 2.21 (subject to the requirements and limitations therein, including the requirements under Section 2.20(f) (it being understood that the documentation required under Section 2.20(f) shall be delivered by such Participant to the Lender granting such participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.6(b); provided that such Participant (A) agrees to be subject to the provisions of Sections 2.23 as if it were an assignee under Section 9.6(b); and (B) shall not be entitled to receive any greater payment under Sections 2.19 or 2.20, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in any Requirement of Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.23 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.7 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(k) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any

133 Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Notes. The Borrower, upon receipt by the Borrower of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in Section 9.6. (g) Representations and Warranties of Lenders. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments or Loans, as the case may be, represents and warrants as of the Closing Date or as of the effective date of the applicable Assignment and Assumption that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments, loans or investments such as the Commitments and Loans; and (iii) it will make or invest in its Commitments and Loans for its own account in the ordinary course of its business and without a view to distribution of such Commitments and Loans within the meaning of the Securities Act or the Exchange Act, or other federal securities laws (it being understood that, subject to the provisions of this Section 9.6, the disposition of such Commitments and Loans or any interests therein shall at all times remain within its exclusive control). 9.7 Adjustments; Set-off. (a) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under the Revolving Facility, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) obtaining the prior written consent of the Administrative Agent, each Lender and each of their respective branches and Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held (but in no event including any deposit held in an Excluded Account), and other obligations (in whatever currency) at any time owing, by such

134 Lender or any such branch or Affiliate, to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or their respective branches or Affiliates, irrespective of whether or not such Lender, branch or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.25 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective branches and Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective branches and Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and its Affiliates under this Section 9.7 are in addition to other rights and remedies (including other rights of set-off) which such Lender or its Affiliates may have. 9.8 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the greater of the Federal Funds Effective Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the Discharge of Obligations. 9.9 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or other Obligation owing under this Agreement, together with all fees, charges and other amounts that are treated as interest on such Loan or other Obligation under any Requirement of Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender or other Person holding such Loan or other Obligation in accordance with any Requirement of Law, the rate of interest payable in respect of such Loan or other Obligation hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan or other Obligation but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender or other Person in respect of other Loans or Obligations or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender or other Person. Any amount collected by such Lender or other Person that exceeds the maximum amount

135 collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan or other Obligation or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect of such Loan or other Obligation exceed the maximum amount collectible at the Maximum Rate. 9.10 Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) The words “execution,” “signed,” “signature” and words of like import herein and in the other Loan Documents, including any Assignment and Assumption, shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 9.11 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section, if and to the extent that the enforceability of any provision of this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, any Issuing Bank or any Swingline Lender, as applicable, then such provision shall be deemed to be in effect only to the extent not so limited. 9.12 GOVERNING LAW. THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, AND ANY CLAIM, CONTROVERSY, DISPUTE, CAUSE OF ACTION, OR PROCEEDING (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, CONNECTED WITH, OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAW RULES) OF THE STATE OF NEW YORK. This Section 9.12 shall survive the Discharge of Obligations.

136 9.13 Submission to Jurisdiction; Waivers(e) . Each party hereto hereby irrevocably and unconditionally: (a) agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the U.S. federal and New York state courts in the Borough of Manhattan, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such federal court or, if applicable, such state court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall (i) affect any right that the Administrative Agent, any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over the issuing bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause. (b) WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (c) waives, to the fullest extent permitted by Requirements of Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Requirements of Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) consents to service of process in the manner provided for notices in Section 9.2. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Requirements of Law. This Section 9.13 shall survive the Discharge of Obligations.

137 9.14 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges the Group Members’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender has advised or is advising any Group Member on other matters, (ii) the arranging and other services regarding this Agreement provided by the Arranger, the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Arranger, the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Arranger, the Administrative Agent, the Issuing Banks, the Swingline Lender and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Arranger, the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Arranger, the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders and their respective branches and Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Arranger, the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against any of the Arranger, the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 9.15 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (ii) to its branches and Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (iii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iv) to the extent required by Requirements of Law or by any subpoena or similar legal process, (v) to any other party hereto, (vi) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vii) subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (2) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (viii) on a confidential basis to (1) any rating agency in connection with rating the Group Member or the Revolving Facility or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Revolving Facility, (ix) with the consent of the Borrower, (x) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section, or (B) becomes available to the Administrative Agent, any

138 Lender or any of their respective Affiliates from a source other than the Borrower that is not known to be subject to a confidentiality obligation to the Borrower or any other Loan Party or (C) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section, or (xi) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. In addition, the Administrative Agent and the Lenders may (A) disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents, and the Commitments and (B) use any information (not constituting Information subject to the foregoing confidentiality restrictions) related to the syndication and arrangement of the credit facilities contemplated by this Agreement in connection with marketing, press releases, or other transactional announcements or updates provided to investor or trade publications, including the placement of “tombstone” advertisements in publications of its choice at its own expense. For purposes of this Section, “Information” means all information received from the Group Members relating to the Group Members or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Group Members; provided that, in the case of information received from the Group Members after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. 9.16 [Reserved]. 9.17 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower and each other Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower or any other Loan Party in the Agreement Currency, the Borrower and each other Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower or other Loan Party, as applicable (or to any other Person who may be entitled thereto under applicable law). 9.18 Patriot Act; Other Regulations. Each Lender and the Administrative Agent (for itself and not on behalf of any other party) hereby notifies the Borrower and each other Loan Party that, pursuant to the requirements of “know your customer” and anti-money laundering rules and regulations, including

139 the Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party and certain related parties thereto, which information includes the names and addresses and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party and certain of their beneficial owners and other officers in accordance with the Patriot Act and the Beneficial Ownership Regulation. The Borrower and each other Loan Party will, and will cause each of their respective Subsidiaries to, provide, to the extent commercially reasonable or required by any Requirement of Law, such information and documents and take such actions as are reasonably requested by the Administrative Agent or any Lender to assist the Administrative Agent and the Lenders in maintaining compliance with “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws. 9.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 9.20 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported

140 QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. (b) As used in this Section 9.20, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. (ii) “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 9.21 Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. [Remainder of page left blank intentionally] [Signature pages intentionally omitted]

SCHEDULE 1.1A COMMITMENTS AND AGGREGATE EXPOSURE PERCENTAGES REVOLVING COMMITMENTS Lender Revolving Commitment Revolving Percentage MUFG BANK, LTD $75,000,00065,000,000 7565.000000000% STIFEL BANK & TRUST $25,000,000 2525.000000000% VALLEY NATIONAL BANK $10,000,000 10.000000000% Total $100,000,000 100.000000000% L/C ISSUING BANK SUBLIMIT Issuing Bank L/C Issuing Bank Sublimit Percentage MUFG BANK, LTD. $10,000,000 100% Total $10,000,000 100.000000000%

\ Exhibit B [See attached]

ny-2926363.2 EXHIBIT A FORM OF COMPLIANCE CERTIFICATE Date: ___________ ____, 20____ This Compliance Certificate is delivered pursuant to Section 5.2(b) of that certain Credit Agreement, dated as of August 1, 2023, by and among SPROUT SOCIAL, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto as lenders (each a “Lender” and, collectively, the “Lenders”), MUFG BANK, LTD. (“MUFG”), as the Issuing Bank and the Swingline Lender, and MUFG, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successors and assigns in such capacities, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The undersigned, a duly authorized and acting Responsible Officer of the Borrower, hereby certifies, in his/her capacity as an officer of the Borrower, and not in any personal capacity, as follows: I have reviewed and am familiar with the contents of this Compliance Certificate. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”). Except as set forth on Attachment 2, such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default. Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 6.1 of the Credit Agreement. [To the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party is attached hereto as Attachment 4.] [To the extent not previously disclosed to the Administrative Agent, a list of any registered patents, registered trademarks or registered copyrights, or applications therefor, issued to or acquired by any Loan Party since [the Closing Date][the date of the most recent Compliance Certificate] is attached hereto as Attachment 5.] [To the extent not previously disclosed to the Administrative Agent, attached hereto as Attachment 6 is a list of all Subsidiaries that were Excluded Subsidiaries as of the most recent date that a Compliance Certificate was delivered and are no longer Excluded Subsidiaries.] [Remainder of page intentionally left blank; signature page follows]

ny-2926363.2 IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above. SPROUT SOCIAL, INC. By: Name: Title:

ny-2926363.2 Attachment 1 to Compliance Certificate [Attach Financial Statements]

ny-2926363.2 Attachment 2 to Compliance Certificate Except as set forth below, no Default or Event of Default has occurred. [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Borrower to be taken on account thereof.]

ny-2926363.2 Attachment 3 to Compliance Certificate The information described herein is as of [____________], [____] (the “Statement Date”), and pertains to the [__________] period commencing on [______________] and ended [______________], as applicable. I. Maximum Consolidated Senior Net Leverage Ratio (Section 6.1(a) of the Credit Agreement) Required: Consolidated Senior Net Leverage Ratio, as calculated at the last day of each fiscal quarter ending on or after March 31, 2025, to not exceed 3.50:1.00. Actual: A. Consolidated Senior Indebtedness as of the Statement Date: $___________ B. Qualified Cash1 as of the Statement Date: $___________ C. Line I.A minus Line I.B: $___________ D. Consolidated EBITDA as of the Statement Date: 1. Consolidated Net Income: $___________ 2. Consolidated Interest Expense: $___________ 3. provisions for Taxes based on income: $___________ 4. total depreciation expense: $___________ 5. total amortization expense (including, without limitation, amortization of intangibles from purchase price accounting, amortization of capitalized development cost, amortization of deferred implementation cost and amortization of deferred sales commission expense): $___________ 6. noncash stock-based compensation expense: $___________ 7. noncash exchange, transaction or performance losses relating to any foreign currency hedging transactions or currency fluctuations: $___________ 8. costs, fees and expenses in connection with the execution and delivery of this Agreement and the other Loan Documents and any amendments or other modifications thereto, in each case to the extent incurred within 6 months after the Closing Date or the effectiveness of such amendment or other modification (or such later time period as approved in writing by the Administrative Agent in its sole discretion): $___________ 1 Qualified Cash shall not exceed 50% of Consolidated EBITDA for the trailing twelve-month period ending on the Statement Date.

ny-2926363.2 9. one-time costs, fees, and expenses in connection with Permitted Acquisitions, Investments, dispositions, or issuances or repurchases of Capital Stock, in each case, whether or not consummated; provided that, any amounts described in this clause I.D.9 with respect to transactions that are not consummated shall not exceed $2,000,000 in the aggregate for any period: $___________ 10. noncash purchase accounting adjustments (including, but not limited to deferred revenue write down) and any adjustments as required or permitted by the application of FASB 141 (requiring the use of purchase method of accounting for acquisitions and consolidations), FASB 142 (relating to changes in accounting for the amortization of goodwill and certain other intangibles) and FASB 144 (relating to the write downs of long-lived assets), in each case, in connection with Permitted Acquisitions or similar Investments: $___________ 11. noncash charges for goodwill and other intangible write-offs and write-downs in connection with Permitted Acquisitions or otherwise: $___________ 12. other noncash items reducing Consolidated Net Income (excluding any such non cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period): $___________ 13. any expense deducted in calculating Consolidated Net Income and reimbursed (during the applicable reporting period) by third parties (other than a Group Member): $___________ 14. cash and non-cash severance and restructuring charges and expenses; provided that the aggregate amount added back pursuant to this clause I.D.14 shall not exceed, together with the addback in clause I.D.20 for any period of four consecutive fiscal quarters, 10% of Consolidated EBITDA (calculated prior to giving effect to such addbacks): $___________ 15. non-cash charges due to the application of IFRS or GAAP, as applicable: $___________ 16. the aggregate amount of non-cash losses on sales of fixed assets or intangible assets or write-downs of fixed or intangible assets: $___________ 17. expenses and payments that are covered by indemnification or purchase price adjustment provisions in any agreement entered into by the Borrower or any Subsidiary in connection with any proposed or actual Permitted Acquisition to the extent financed with permitted Indebtedness and for which (A) the indemnitor or counterparty has assumed coverage, and (B) the Borrower reasonably expects to receive such expenses and payments within six months from the date of calculation (with a deduction to Consolidated EBITDA if such amount is not so paid): $___________

ny-2926363.2 18. fees and expenses in connection with any proposed or actual issuance of any debt or equity or the permitted sale of assets: $___________ 19. fees, costs and expenses paid in cash in connection with the repayment or prepayment of debt (including the Obligations): $___________ 20. pro forma cost savings, cost adjustments, operating expense reductions and synergies attributable to a Permitted Acquisition that are reasonably identifiable and factually supportable pursuant to documentation acceptable to the Lenders and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken in the good faith determination of the Borrower within the first twelve months following the applicable acquisition date (in each case, net of amounts realized); provided that the aggregate amount added back pursuant to this clause I.D.20 shall not exceed, together with the addback in clause I.D.14 for any period of four consecutive fiscal quarters, 10% of Consolidated EBITDA (calculated prior to giving effect to such addbacks): $___________ 21. any other amounts approved by the Administrative Agent in writing as an “add-back” to Consolidated EBITDA; provided that the aggregate amount added back pursuant to this clause I.D.21 shall not exceed, for any period of four consecutive fiscal quarters, 20% of Consolidated EBITDA (calculated prior to giving effect to such addbacks): $___________ 22. interest income: $___________ 23. sales commissions to the extent capitalized: $___________ 24. noncash items increasing Consolidated Net Income for such period (excluding any such noncash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period): $___________ 25. any unusual or non-recurring gains: $___________ 26. any net positive change (or any net negative change) in the deferred revenue for any period, as measured against the same period for the prior fiscal year: $___________ 27. Consolidated EBITDA (Line I.D.1 plus the sum (without duplication) of Lines I.D.2 through I.D.21 for such period, but solely to the extent deducted in the calculation of Consolidated Net Income for such period (other than in the case of Line I.D.20), minus the sum (without duplication) of Lines I.D.22 through I.D.25 for such period, but solely to the extent increasing Consolidated Net Income for such period (other than in the case of Line I.D.23), plus or minus Line I.D.26): $___________ E. Consolidated Senior Leverage Ratio (ratio of Line I.C. to Line I.D.27): ___________

ny-2926363.2 Maximum permitted: 3.50:1.00 Covenant compliance: Yes  No  II. Minimum Consolidated Interest Coverage Ratio (Section 6.1(b) of the Credit Agreement) Required: Consolidated Interest Coverage Ratio, as calculated at the last day of each fiscal quarter ending on or after March 31, 2025, to be at least 3.00:1.00. Actual: Minimum required: 3.00:1.00 Covenant compliance: Yes  No  A. Consolidated EBITDA as of the Statement Date (Line I.D.27): $___________ B. Consolidated Interest Expense as of the Statement Date: $___________ C. Consolidated Interest Coverage Ratio (ratio of Line II.A. to II.B.) _____

ny-2926363.2 Attachment 4 to Compliance Certificate [Include a description of any change in the jurisdiction of organization of any Loan Party.]

ny-2926363.2 Attachment 5 to Compliance Certificate Since the [Closing Date] [Compliance Certificate delivered to the Administrative Agent as of [_______________]], the following registered patents, registered trademarks or registered copyrights, or applications therefor, have been issued to or acquired by the Loan Parties: Issued Patents Name of Loan Party Jurisdiction Patent No. Issue Date Title Pending Patent Applications Name of Loan Party Jurisdiction Serial No. Filing Date Title Registered Trademarks Name of Loan Party Jurisdiction Registration No. Registration Date Filing Date Registered Owner Mark Pending Trademark Applications Name of Loan Party Jurisdiction Application No. Filing Date Applicant Mark Registered Copyrights Name of Loan Party Jurisdiction Registration No. Registration Date Work of Authorship Pending Copyright Applications Name of Loan Party Jurisdiction Application No. Application Date Work of Authorship

ny-2926363.2 Attachment 6 to Compliance Certificate [Include a list of any Subsidiaries that were Excluded Subsidiaries as of the most recent Compliance Certificate and are no longer Excluded Subsidiaries]